As filed with the U.S. Securities and Exchange Commission on February 4, 2025
File No. 811-23859
File No. 333-270997

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post‑Effective Amendment No. 66	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 69	☒
Advisor Managed Portfolios
(Exact Name of Registrant as Specified in Charter)
615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of Principal Executive Offices) (Zip Code)

(626) 914-7385
(Registrant’s Telephone Numbers, Including Area Code)
The Corporation Trust Company
1209 Orange Street
Corporation Trust Center
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

Copies to:

Russell B. Simon, President Advisor Managed Portfolios c/o U.S. Bank Global Fund Services 2020 East Financial Way, Suite 100 Glendora, California 91741	Christopher D. Menconi, Esquire Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue NW Washington, D.C. 20004

It is proposed that this filing will become effective

☐	immediately upon filing pursuant to paragraph (b)
☐	On pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on February 5, 2025 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on pursuant to paragraph (a)(2) of Rule 485.
Explanatory Note: This Post-Effective Amendment No. 66 to the Registration Statement of Advisors Managed Portfolios (the “Trust”) is being filed to respond to SEC comments and make other non-material changes for its series of the Trust: Patient Opportunity Trust.

Prospectus February 5, 2025

Patient Opportunity Trust

Class A	LGOAX
Class C	LMOPX
Class FI	LMOFX
Class I	LMNOX
Class IS	MVISX
Class R	LMORX

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

Patient Opportunity Trust – Summary Section
Investment objective
The Patient Opportunity Trust (the “Fund”) seeks long term growth of capital.
Fees and expenses of the Fund
The accompanying table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Fund. More information about these and other discounts is available from your financial intermediary and under “Choosing a class of shares to buy” on page 30 of the Fund’s prospectus and "Sales Charge Waivers or Reductions” on page 46 of the Fund’s statement of additional information (“SAI”). In addition, descriptions of the sales load waivers and/or discounts with respect to certain financial intermediaries are reproduced in Appendix A of the Fund’s prospectus. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class FI	Class I	Class IS	Class R
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%¹	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	1.00%¹	1.00%²	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class FI	Class I	Class IS	Class R
Management fees	0.77%	0.77%	0.77%	0.77%	0.77%	0.77%
Distribution and service (12b-1) fees	0.25%	1.00%	0.25%	None	None	0.50%
Other expenses[3]	1.10%	1.11%	1.15%	1.11%	1.01%	1.11%
Total annual fund operating expenses	2.12%	2.88%	2.17%	1.88%	1.78%	2.38%
Fees waived and/or expenses reimbursed[4,5]	0.01%	0.01%	0.01%	0.03%	0.01%	0.01%
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[6]	2.11%	2.87%	2.16%	1.85%	1.77%	2.37%
1There is no front-end sales charge on purchases of $1 million or more. There is a contingent deferred sales charge (“CDSC”) of 1.00% if you redeem Class A shares within 18 months of purchases of $1 million or more. This CDSC is waived for certain investors as defined in the “More about Contingent Deferred Sales Charges” section on page 37.
2A CDSC of 1.00% will be charged if you redeem within one year of purchasing Class C shares. This charge is waived for certain investors as defined in the “More about Contingent Deferred Sales Charges” section on page 37.
3Other Expenses are based on other expenses for the Patient Opportunity Trust, a series of Trust for Advised Portfolios (the “Predecessor Fund”), for the fiscal year ended December 31, 2023.
4Patient Capital Management, LLC (the “Adviser”) has contractually agreed to waive fees and/or reimburse operating expenses (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, non-affiliated acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) in order to limit the total annual fund operating expenses (after fee waivers and/or expense reimbursements) to 0.88% of average daily net assets for all share classes of the Fund. This contractual limit may be referred to as the “Expense Cap.” The Adviser may request recoupment from the Fund of previously waived fees and reimbursed expenses under the Expense Cap for three years from the date such fees and expenses were waived or paid, provided that such recoupment does not cause the Fund’s expense ratio (after recoupment is taken into account) to exceed the lower of: (1) the Expense Cap in place at the time such amounts were waived or paid, or (2) the Fund’s Expense Cap at the time of the recoupment. The Expense Cap will remain in effect through at least April 30, 2026.
5The Adviser has also contractually agreed to reimburse operating expenses applicable to Class I (other than management fees, front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, non-affiliated acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, or extraordinary expenses such as litigation) in order to limit the total annual fund operating expenses for Class I (after fee waivers and/or expense reimbursements) to 0.93% of average daily net assets attributable to Class I shares. This contractual limit may be referred to as the “Class I Expense Cap.” The Adviser may request recoupment from Class I of previously waived fees and reimbursed expenses under the Class I Expense Cap for three years from the date such fees and expenses were waived or paid, provided that such recoupment does not cause the Class I expense ratio (after recoupment is taken into account) to exceed the lower of: (1) the Class I Expense Cap in place at the time such amounts were waived or paid, or (2) the Class I Expense Cap at the time of the recoupment. The Class I Expense Cap will remain in effect through at least April 30, 2026.
6The Adviser has contractually agreed to waive the entire management fee it charges to the Subsidiary (defined below). This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may be terminated only with the approval of the Board.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same (taking into account the Expense Cap and the Class I Expense Cap (for Class I only) for the first year of each period) and you reinvest all distributions and dividends without a sales charge. The example does not include the brokerage commissions that investors may pay on their purchases and sales of shares.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	$777	$1,200	$1,648	$2,885
Class C (with redemption at end of period)	$390	$891	$1,517	$3,204
Class C (without redemption at end of period)	$290	$891	$1,517	$3,204
Class FI (with or without redemption at end of period)	$219	$678	$1,164	$2,502
Class I (with or without redemption at end of period)	$188	$588	$1,013	$2,199
Class IS (with or without redemption at end of period)	$180	$559	$964	$2,094
Class R (with or without redemption at end of period)	$240	$742	$1,270	$2,715
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Predecessor Fund’s portfolio turnover rate for the fiscal year ended December 31, 2023 was 35% of the average value of its portfolio.
Principal investment strategies
The Fund normally makes investments that, in the portfolio managers’ opinion, offer the opportunity for long-term growth of capital. The portfolio managers exercise a flexible strategy in the selection of investments, not limited by investment style or asset class. The investment strategy typically involves identifying instances where the Adviser believes the capital markets have mispriced investment opportunities and exploiting price discrepancies and inefficiencies in the market. The Fund may invest without limit in the common stock of U.S. and foreign issuers (including securities denominated in foreign currencies) of all sizes and in other U.S. and foreign securities, including emerging markets, and including: securities convertible into common stock; securities issued through private placements; preferred securities; warrants and rights; securities issued by investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, and foreign investment companies; U.S. government securities; securities issued by exchange-traded funds (“ETFs”); securities issued by real estate investment trusts (“REITs”) and other issuers that invest, deal, or otherwise engage in transactions in real estate; debt securities; sovereign debt; currencies; derivative instruments including options, futures, forward contracts, swaps (including buying and selling credit default swaps), caps, floors, collars, indexed securities, currency related derivatives; commodity-linked derivatives; and other instruments, including repurchase agreements. Further, the Fund may engage in short sales of securities and other instruments to a substantial degree both for speculative and hedging purposes. While investing in a particular market sector is not a strategy of the Fund, its portfolio may be significantly invested in one or more sectors as a result of the investment selection decisions made pursuant to its strategy. The Fund may be significantly invested in the following sectors: communications services, consumer discretionary, consumer staples, energy, financials, health care, industrials, information technology, materials, real estate, and utilities.
The Adviser assesses a company’s competitive strategy, financial and managerial acumen, and valuation, and makes an investment decision based on an assessment of its expected value. The Adviser may sell an investment when (i) the
1

investment reaches the Adviser’s assessment of its fair value; (ii) an investment opportunity arises that offers, in the Adviser’s opinion, a higher risk-adjusted expected return; or (iii) the facts surrounding the Adviser’s assessment of the company change or are no longer applicable.
Subject to the requirements of the federal securities laws as to all Fund borrowing limitations, the Fund may also borrow money for investment purposes, in amounts up to 10% of the Fund’s net assets measured as of the time of the borrowing, which is a practice known as leveraging. The Fund may invest in debt and other securities of any credit rating, including rated below investment grade, commonly known as “junk” bonds or high yield bonds, and in unrated securities.
The Fund may seek investment exposure to cryptocurrency (i.e. Bitcoin or Ether) indirectly by investing up to 15% of the Fund’s net assets in exchange-traded products that are listed and traded on US exchanges (i.e. registered under the Securities Act of 1933) and which invest primarily in such cryptocurrencies ("Cryptocurrency ETPs"). The cryptocurrencies are digital commodities that are not issued by a government, bank, or central organization. The cryptocurrencies exist via online, peer-to-peer computer networks that host public transaction ledgers where transfers are recorded (the “Blockchain”). The cryptocurrencies have no physical existence beyond the record of transactions on the Blockchain. The Fund will not invest more than 15% of its net assets measured at the time of investment in Cryptocurrency ETPs.
Except as to the investment in Cryptocurrency ETPs, the Fund will not invest (i) directly in Bitcoin, Ether or any other type of cryptocurrency or (ii) indirectly through any cryptocurrency derivative instrument (e.g., Bitcoin futures). The Fund does not track the price movements of any cryptocurrency and the Fund will not invest in initial coin offerings (“ICOs”).
To gain exposure to cryptocurrency (through Cryptocurrency ETPs) and other non-cryptocurrency-related derivative investments, the Fund may invest up to 25% of its assets in a subsidiary that is wholly-owned by the Fund and organized under the laws of the Cayman Islands (the “subsidiary”). The Subsidiary pursues the same investment objective as the Fund. The Subsidiary invests primarily in Cryptocurrency ETPs, commodity futures and options and other commodity-linked derivative instruments, but it may also invest in financial futures, options, swaps, and fixed income securities, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund invests in the Subsidiary with the intent of gaining exposure to the cryptocurrency and commodities markets while meeting the requirements applicable to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
The Fund is non-diversified under the Investment Company Act of 1940 (the “1940 Act”), which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal risks
Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s investment strategies and portfolio investments differ from those of many other mutual funds. The Fund’s flexible investment strategy may make it difficult for an investor to evaluate the future risk profile of an investment in the Fund because of the portfolio managers’ ability to significantly change the composition of the Fund’s investments. The Adviser may devote a significant portion of the Fund’s assets to pursuing an investment opportunity or strategy, including through the use of derivatives that create a form of investment leverage in the Fund. This approach to investing may make the Fund a more volatile investment than other mutual funds and cause the Fund to perform less favorably than other mutual funds under similar market or economic conditions.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of the principal risks of investing in the Fund.
Stock market and equity securities risk. The securities markets are volatile and the market prices of the Fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Issuer risk. An issuer may perform poorly, and therefore, the value of its securities may decline, which would negatively affect the Fund. The value of a security can go up or down more than the market as a whole and can perform differently from the value of the market as a whole, often due to disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment. The Fund may experience a substantial or complete loss on an individual security.
2

Market sector risk. The Fund may be significantly overweight in certain companies, industries or market sectors, which may cause the Fund’s performance to be more sensitive to developments affecting those companies, industries or market sectors. While the Fund’s sector exposure is expected to vary over time, the Fund anticipates that it may be subject to some or all of the risks described below:
Communication services sector risk. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Consumer discretionary sector risk. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence.
Consumer staples sector risk. Companies in the consumer staples sector are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food and soft drinks may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.
Energy sector risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters, as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.
Financials sector risk. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets.
Health care sector risk. The health care sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a patent may adversely affect their profitability. Health care companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Industrials sector risk. The industrials sector can be significantly affected by, among other things, worldwide economy growth, supply and demand for specific products and services and for industrial sector products in general, product obsolescence, rapid technological developments, international political and economic developments, claims for environmental damage or product liability, tax policies, and government regulation.
Information technology sector risk. Information technology companies may also be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.
Materials sector risk. Companies in the materials sector could be affected by, among other things, commodity prices, government regulation, inflation expectations, resource availability, and economic cycles.
Real estate sector risk. An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating
3

expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Utilities sector risk. Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company's equipment unusable or obsolete and negatively impact profitability.
Market Risk. Financial market risks affect the value of individual instruments in which the Fund invests. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money. Factors such as economic growth and market conditions, interest rate levels, and political events affect the markets. Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. For example, in recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, Russia’s invasion of Ukraine, and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.
In the past several years, financial markets in the United States, Europe, Asia and elsewhere, have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
Portfolio management risk. The value of your investment may decrease if the Adviser’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the Adviser. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Fund.
Cryptocurrency risk. Bitcoin and ether are both digital assets that are designed to be alternative forms of payment. Although these digital assets are designed to be alternative forms of payment they have not widely been accepted as such. There is no guarantee that they ever will be accepted as such. The value of the Fund’s indirect investments in cryptocurrencies through Cryptocurrency ETPs is subject to fluctuations in the value of the underlying cryptocurrencies. The value of a cryptocurrency is determined by the supply of and demand for the cryptocurrency in the global market, which consists of transactions on electronic exchanges. Pricing on exchanges and other venues can be volatile and can adversely affect the value of the Fund’s exposure to the cryptocurrency. Currently, there is relatively limited use of cryptocurrencies in the retail and commercial marketplace in comparison to the relatively large use of cryptocurrencies by speculators, thus contributing to price volatility that could adversely affect the Fund’s investments. Cryptocurrency transactions are irrevocable, and stolen or incorrectly transferred cryptocurrency may be irretrievable. As a result, any incorrectly executed transactions could adversely affect the value of the Fund’s investment in Cryptocurrency ETPs.
Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government; therefore cryptocurrency is not subject to the same degree of regulation as are registered U.S. securities. The reporting, accounting and auditing standards for cryptocurrencies may differ from the standards for registered U.S. securities. Due to the unregulated nature and lack of transparency surrounding the operations of cryptocurrency platforms, which may experience fraud, manipulation, security failures or operational problems, as well as the wider cryptocurrency market, the value of a cryptocurrency and, consequently, the value of the Fund’s investment in Cryptocurrency ETPs may be adversely affected.
4

The Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by Cryptocurrency ETPs in addition to its own direct expenses and will pay brokerage commissions in connection with the purchase and sale of shares of Cryptocurrency ETPs. Like other exchange-traded products, the shares of Cryptocurrency ETPs may be bought and sold in the secondary market and may trade at a premium or discount to their net asset value (“NAV”). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity in the secondary market, in which case such premiums or discounts may be significant and the bid-ask spread could widen. Although the shares are listed for trading on an exchange, it cannot be assumed that an active trading market for the shares will be maintained. The lack of an active trading market for the shares may result in limited market liquidity and losses when selling the shares.
In addition, Cryptocurrency ETPs have a limited number of financial institutions that may act as authorized participants (“APs”) and there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, shares may trade at a material discount to NAV, the bid-ask spread could widen, and shares could face trading halts and/or delisting.

Cryptocurrency ETPs are not registered investment companies under the 1940 Act or commodity pools under the Commodity Exchange Act (“CEA”), and therefore investors in Cryptocurrency ETPs do not have the regulatory protections associated with ownership of shares in an investment company registered under the 1940 Act or the protections afforded by the CEA. Moreover, as sponsors of Cryptocurrency ETPs have a limited track record in operating investment vehicles that specifically deal with cryptocurrency, their experience may be inadequate or unsuitable to manage them.

Derivatives risk. Using derivatives can increase the Fund’s losses and reduce opportunities for gains when market prices, interest rates, currencies, or the derivatives themselves, behave in a way not anticipated by the Fund. Using derivatives also can have a leveraging effect and increase Fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders.
Options on securities may be subject to greater fluctuations in value than an investment in the underlying securities. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks.
Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value, and they increase credit risk since the Fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.
Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives.
Leveraging risk. The value of your investment may be more volatile if the Fund borrows or uses derivatives or other investments that have a leveraging effect on the Fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets.
Growth and value investing risk. Growth or value securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. The value approach to investing involves the risk that stocks may remain undervalued. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many growth or value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.
Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Fund’s value may not rise as much as the value of funds that focus on companies with smaller market capitalizations.
5

Small and medium capitalization company risk. The Fund will be exposed to additional risks as a result of its investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Illiquid investment risk. Some assets held by the Fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the Fund may be forced to sell at a loss.
Foreign investments and emerging markets risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities.
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. In addition to the lack of liquidity, as compared to domestic investments, emerging market investments also face risks related to market manipulation, limited reliable access to capital, political risk, atypical foreign investment structures, lack of shareholder rights and remedies, and incomplete or inaccurate auditing and reporting standards.
Subsidiary Risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Cryptocurrency ETPs and other commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Cryptocurrency Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Prospectus or SAI, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which could adversely affect the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure, and leverage on an aggregate basis with the Subsidiary.
Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.
Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the Fund may be unable to enforce its rights against the issuers.
Cryptocurrency tax risk. Many significant aspects of the U.S. federal income tax treatment of investments in cryptocurrencies are uncertain and an investment in a cryptocurrency, or a Cryptocurrency ETP, may produce income that if directly earned by a RIC would not be treated as qualifying income for purposes of the applicable qualifying income requirement necessary for the Fund to qualify as a RIC under Subchapter M of the Code. The Fund may invest directly in a Cryptocurrency ETP, which is expected to be treated as a grantor trust for U.S. federal income tax purposes, and, therefore, an investment by the Fund in a Cryptocurrency ETP will generally be treated as a direct investment by the Fund in an undivided interest in the underlying cryptocurrency for such purposes. To the extent the Fund invests directly in Cryptocurrency ETPs, it will seek to restrict its income from such investments to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income requirement necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular
6

taxable year at levels sufficient to meet the qualifying income requirement, or may not be able to accurately predict the non-qualifying income from these investments. Accordingly, the extent to which the Fund invests in Cryptocurrency ETPs directly may be limited by the qualifying income requirement, which the Fund must continue to satisfy to maintain its status as a RIC. Failure to comply with the qualifying income requirement could cause the Fund to fail to qualify as a RIC and become subject to federal income tax thereby diminishing the returns for shareholders.
In 2014, the Internal Revenue Service (“IRS”) released Notice 2014-21, 2014-16 I.R.B. 938 (the “Notice”) discussing certain aspects of the treatment of “convertible” virtual currency (that is, cryptocurrencies that have an equivalent value in fiat currency or that act as a substitute for fiat currency) for U.S. federal income tax purposes. The IRS stated in the Notice that such a cryptocurrency (i) is “property,” (ii) is not “currency” for purposes of the Code rules relating to foreign currency gain or loss and (iii) may be held as a capital asset. In 2019, the IRS released Revenue Ruling 2019-24, 2019-44 I.R.B. 1044 and a set of “Frequently Asked Questions” (the “Ruling & FAQs”) that provide some additional guidance. The IRS and Treasury department have also recently released proposed regulations addressing information reporting of cryptocurrencies (the “Proposed Regulations”) (and collectively the Notice, Ruling & FAQs, and the Proposed Regulations, the “Existing IRS Guidance”). The Proposed Regulations also provide guidance with respect to the calculation of gain or loss and the basis of cryptocurrencies under section 1001 and 1012 of the Code. The Proposed Regulations with respect to the computation of gain or loss are proposed to apply to taxable years for all sales and acquisitions of cryptocurrencies on or after January 1 of the calendar year immediately following the adoption of final regulations, however, taxpayers may rely on the Proposed Regulations.
However, the Existing IRS Guidance does not address other significant aspects of the U.S. federal income tax treatment of cryptocurrencies, including (i) whether convertible virtual currencies are properly treated as “commodities” for U.S. federal income tax purposes; (ii) whether convertible virtual currencies are properly treated as “collectibles” for U.S. federal income tax purposes; and (iii) the proper method of determining a holder’s holding period for convertible virtual currencies acquired at different times or at varying prices. Other tax issues include the income and withholding taxation of incidental rights received through a fork in the blockchain, airdrops offered to cryptocurrency holders and other similar events, including situations where such rights are disclaimed, as is expected with respect to Cryptocurrency ETPs intended treatment of such events. The uncertainty surrounding the U.S. federal income tax treatment of digital currencies and other cryptocurrencies could affect the performance of the Fund. Moreover, although the Revenue Ruling and FAQs address the treatment of hard forks, there continues to be uncertainty with respect to the timing and amount of the income inclusions.
There is limited guidance from the IRS with respect to the treatment of cryptocurrency for U.S. federal income tax purposes. In any event, there can be no assurance that the IRS will not alter its positions or otherwise provide further guidance, potentially retroactive in effect, with respect to cryptocurrencies in the future or that a court would uphold the treatment set forth in the Existing IRS Guidance or in other guidance. For these reasons, the Fund’s investment in Cryptocurrency ETPs could result in unexpected and potentially retroactive recognition of taxable income, which could increase distributions to shareholders and subject to the Fund to excise tax and income tax liability and potential loss in value, with effects that would be directly or indirectly negative or contrary to the Fund’s tax position and investment strategy, and result in the Fund altering its investment strategy, potentially resulting in substantial investment losses for shareholders. It is also unclear what additional guidance on the treatment of cryptocurrencies for U.S. federal income tax purposes may be issued in the future. Any such alteration of the current IRS positions or additional guidance could have an adverse effect on the value of cryptocurrency.
Commodities risk. Investing in commodity-linked instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent the Fund focuses its investments in a particular commodity, the Fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments. The Fund’s ability to gain exposure to commodities using derivatives, and other means, may be limited by tax considerations.
Convertible securities risk. Convertible securities are subject to both stock market risk associated with equity securities and the credit and interest rate risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.
7

REIT risk. The value of REITs may be affected by the condition of the economy as a whole and changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments and property taxes, interest rates, liquidity of the credit markets and the real estate regulatory environment. REITs that concentrate their holdings in specific businesses, such as apartments, offices or retail space, will be affected by conditions affecting those businesses. The Fund will indirectly bear its proportionate share of any management and other expenses that may be charged by the REITs in which it invests, in addition to the expenses paid by the Fund.
Warrants risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities and therefore, are highly volatile and speculative investments.
Short positions risk. Short positions involve leverage and there is no limit on the amount of loss on a security that is sold short. The Fund may suffer significant losses if assets that the Fund sells short appreciate rather than depreciate in value. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with the short position.
Special risks of companies undergoing reorganization, restructuring or a spin-off. Investing in companies undergoing reorganization, restructuring or a spin-off involves special risks including that the transaction may not be completed on the terms or time frame contemplated (if at all), it may be difficult to obtain information on the financial condition of such companies, the issuer’s management may be addressing a type of situation with which it has little experience, and the fact that the market prices of such securities are subject to above-average price volatility.
Investment company risk. Investing in securities issued by investment companies including ETFs and closed-end funds, involves risks similar to those of investing directly in the securities and other assets held by the investment company. The Fund will indirectly bear its pro rata share of the fees and expenses incurred by an investment company in which it invests, including advisory fees and other operating expenses. As a result, with respect to the Fund’s investment in other investment companies, shareholders will be subject to two layers of fees and expenses in connection with their investment in the Fund.
Shares of ETFs are traded on an exchange throughout a trading day and bought and sold based on market values and not at NAV. For this reason, shares could trade at either a premium or discount to NAV though the trading price of an ETF is expected to closely track the actual NAV of the ETF, and the Fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.
Shares of closed-end funds frequently trade at a price per share that is less than the NAV per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the NAV of those shares. Closed-end funds have lower levels of daily transaction volume when compared mutual funds or ETFs. There are greater risks involved in investing in securities with limited market liquidity.
Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.
Fixed income securities risk. Fixed income securities are subject to a number of risks, including credit, market and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below investment grade debt securities, or “junk bonds”. Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.
Market and interest rate risk. The market prices of the Fund’s fixed income securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues,
8

recessions, or other events could have a significant impact on the securities markets and on specific securities. When market prices fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund.
Credit risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.
High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.
Cyber-security risk. Cyber-security incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and Financial Intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Prepayment or call risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Fund holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Fund would also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the Fund may lose the amount of the premium paid in the event of prepayment.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s share price to be more volatile. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. Generally, the longer a portfolio’s duration, the more sensitive it will be to changes in interest rates. For example, if interest rates rise by 1%, a fund with a two-year effective duration would expect the value of its portfolio to decrease by 2% and a fund with a ten-year effective duration would expect the value of its portfolio to decrease by 10%, all other factors being equal.
Non-diversification risk. The Fund is non-diversified under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely, which may increase the Fund’s volatility.
U.S. government securities risk. U.S. government securities, which may be backed by the U.S. Department of the Treasury or the full faith and credit of the U.S., and may include U.S. Treasury bills, Treasury Inflation-Protected Securities, notes and bonds, are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Department of the Treasury, or are supported only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer.
Operational risk. Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund.
Performance
The bar chart and table provide some indication of the risks of investing in the Fund by showing changes in performance. Performance information shown prior to January 19, 2024 is for Patient Opportunity Trust, which was a series of Trust for Advised Portfolios (the “Predecessor Fund”) (the “Reorganization”). The Fund has adopted the historical performance of the Predecessor Fund.
9

The bar chart shows changes in the Predecessor Fund’s performance from year to year for Class A shares. The table shows the average annual total returns of each class of the Predecessor Fund that has been in operation for at least one full calendar year and also compares the Predecessor Fund’s performance with the average annual total returns of a broad-based measure of market performance. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The Fund makes updated performance information, including its current NAV, available at the Fund’s website, www.patientcapitalmanagement.com/opportunity-trust, or by calling the Fund at 800-655-0324.
On February 27, 2017, the Predecessor Fund acquired the assets and assumed the liabilities of the Legg Mason Opportunity Trust (the “Prior Predecessor Fund”), an open-end fund that had substantially similar investment strategies and the same portfolio management team. Class A, Class C, Class FI, Class I, and Class R shares of the Fund have assumed the performance, financial and other historical information of the Prior Predecessor Fund’s corresponding class of shares; therefore, the performance of the Fund reflects the performance of the Prior Predecessor Fund prior to February 27, 2017.
The past performance of the Predecessor Fund and the Prior Predecessor Fund (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.
Calendar Years Ended December 31

Highest and Lowest Return Quarters during the period of time shown in the bar chart
Highest Return Quarter	6/30/2020	47.47%
Lowest Return Quarter	3/31/2020	-38.96%

Average annual total returns (for periods ended December 31, 2023)
Class A	1 year	5 years	10 years	Class Inception	Since Class Inception
Return before taxes	31.27%	8.55%	6.65%	2/3/2009	13.66%
Return after taxes on distributions	31.27%	7.88%	6.32%	2/3/2009	13.40%
Return after taxes on distributions and sale of fund shares	18.51%	6.62%	5.31%	2/3/2009	11.88%
10

Average annual total returns (for periods ended December 31, 2023)
Other Classes (Return before taxes only)	1 year	5 years	10 years	Class Inception
Class C	37.10%	9.00%	6.46%	12/30/1999	5.97%
Class FI	39.19%	9.76%	7.22%	2/13/2004	5.95%
Class I	39.59%	10.11%	7.56%	6/26/2000	7.01%
Class IS	39.73%	10.20%	N/A	8/22/2018	3.27%
Class R	38.93%	9.55%	6.96%	12/28/2006	4.74%
				Class A Inception
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%	2/3/2009	14.62%
The after-tax returns are shown only for Class A shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns for classes other than Class A will vary from returns shown for Class A. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Management
Investment adviser: Patient Capital Management, LLC.
Portfolio managers:
Samantha McLemore, CFA®, has served as a Portfolio Manager of the Fund since 2024, the Predecessor Fund since 2017, and the Prior Predecessor Fund since 2014. She served as Assistant Portfolio Manager from 2008 to 2014. Ms. McLemore has worked on the Opportunity strategy since 2002 as an employee of the Previous Adviser. Ms. McLemore also is the sole managing member and Chief Investment Officer of the Adviser, which she founded in 2020.
Christina Malbon, CFA®, served as an Assistant Portfolio Manager of the Fund since 2024 and the Predecessor Fund since April 2023, and previously served as a Senior Research Analyst of the Prior Predecessor Fund since 2013. Ms. Malbon has worked on the Opportunity strategy since starting with the Previous Adviser in 2013, working closely with Samantha McLemore in supporting portfolio investment decisions, research, and trading activities. Ms. Malbon joined Patient Capital Management in 2020 as a Senior Research Analyst.
Purchase and sale of Fund shares
You may purchase or redeem shares of the Fund each day the New York Stock Exchange is open, at the Fund’s NAV determined after receipt of your request in good order, subject to any applicable sales charge.
The Fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class I	Class IS	Class R
General	1,000/50	1,000/50	N/A	1 million/None*	N/A	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	N/A	1 million/None*	N/A	N/A
IRAs	250/50	250/50	N/A	1 million/None*	N/A	N/A
SIMPLE IRAs	None/None	None/None	N/A	1 million/None*	N/A	N/A
Automatic Investment Plans	50/50	50/50	N/A	1 million/None*	N/A	N/A
Clients of Eligible Financial Intermediaries	None/None	N/A	None/None	None/None	None/None	None/None
Eligible Investment Programs	None/None	N/A	None/None	None/None	None/None	None/None
11

Investment minimum initial/additional investment ($)
	Class A	Class C	Class FI	Class I	Class IS	Class R
Retirement Plans with omnibus accounts held on the books of the Fund and certain rollover IRAs	None/None	None/None	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	N/A	1 million/None*	N/A	N/A
Institutional Investors	1,000/50	1,000/50	N/A	1 million/None	1 million/None	N/A
*Available to investors investing directly with the Fund.
Your Financial Intermediary may impose different investment minimums. Please contact them for additional details.
For more information about how to purchase or redeem shares, and to learn which classes of shares are available to you, you should contact your Financial Intermediary, or, if you hold your shares or plan to purchase shares through the Fund, you should contact the Fund by phone at 800-655-0324, or by mail at Patient Opportunity Trust, c/o U.S. Bank Global Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53202.
Tax information
The Fund’s distributions are generally taxable as qualified dividend income, ordinary income or capital gain. Some distributions may be treated as a return of capital for tax purposes. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or IRA, you will generally not be subject to federal income taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement.
Payments to Broker/Dealers and other Financial Intermediaries
The Fund and its related companies may pay broker/dealers or other Financial Intermediaries (such as a bank or an insurance company) for the sale of Fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your broker/dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or salesperson or visit your Financial Intermediary’s or salesperson’s website for more information.
12

Investment Objectives, Investment Strategies and Principal Risks
Investment Objectives and Strategies
The Fund’s investment objective is long-term growth of capital. The Fund is designed for long-term investors. The Fund’s investment objective may be changed by the Board without shareholder approval and on 60 days’ notice to shareholders. There is no assurance that the Fund will meet its investment objective.
The portfolio managers exercise a flexible strategy in the selection of investments, not limited by investment style or asset class. The investment strategy typically involves identifying instances where the Adviser believes the capital markets have mispriced investment opportunities and exploiting price discrepancies and inefficiencies in the market.
The investment process has three stages: (i) idea generation, where the Adviser seeks to identify potential investments; (ii) security analysis, where the Adviser assesses a company’s competitive strategy, financial and managerial acumen, and valuation; and (iii) decision making, where the Adviser makes an investment decision based on an assessment of expected value. After this analysis, the portfolio managers make decisions to purchase, sell, or hold an investment based on their assessment of its expected rate of return relative to that of the market. The Adviser may sell an investment when one of the following occurs: (i) the investment reaches the Adviser’s assessment of its fair value; (ii) an investment opportunity emerges that offers, in the Adviser’s opinion, a higher risk-adjusted expected return; or (iii) the Adviser’s investment case has changed or is no longer applicable (for example, changes in the macro/regulatory environment, changes in a company’s fundamentals and/or adverse changes in a company’s corporate governance policies).
To gain exposure to cryptocurrency (through Cryptocurrency ETPs) and other non-cryptocurrency-related derivative instruments, the Fund may invest up to 25% of its assets in the Subsidiary. The Subsidiary pursues the same investment objective as the Fund. The Subsidiary invests primarily in Cryptocurrency ETPs, commodity futures and options and other commodity-linked derivative instruments, but it may also invest in financial futures, options, swaps, and fixed income securities, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund invests in the Subsidiary with the intent of gaining exposure to the cryptocurrency and commodities markets while meeting the requirements applicable to a RIC under Subchapter M of the Code.
The Fund is non-diversified under the 1940 Act, which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.
The following are the Fund’s investment strategies and policies which may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or in the SAI.
Cash management. The Fund may hold cash pending investment, and may invest in money market instruments and may enter into repurchase agreements and reverse repurchase agreements for cash management purposes. The amount of assets the Fund may hold for cash management purposes will depend on market conditions and the need to meet expected redemption requests.
Corporate debt. Corporate debt securities are fixed income securities usually issued by businesses to finance their operations. Various types of business entities may issue these securities, including corporations, trusts, limited partnerships, limited liability companies and other types of non-governmental legal entities. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by U.S. or foreign companies of all kinds, including those with small, mid and large capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.
Defensive investing. The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions, including by investing in any type of money market instruments, short-term debt securities or cash without regard to any percentage limitations. Although the Fund has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions. While the Fund is in a defensive position, it may not achieve its investment objective.
Derivatives. The Fund may use options, forwards, futures, structured notes, swaps (including buying and selling credit default swaps), caps, floors and collars. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes or currencies. Derivatives may be used by the Fund for any of the following purposes:
•As a hedging technique in an attempt to manage risk in the Fund’s portfolio
•As a substitute for buying or selling securities
•As a means of changing investment characteristics of the Fund’s portfolio

•As a cash flow management technique
•As a means of attempting to enhance returns
•As a means of providing additional exposure to types of investments or market factors
The Fund may purchase or write put and call options. An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash in an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative.
The Fund from time to time may sell protection on debt securities by entering into credit default swaps. In these transactions, the Fund is generally required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default on or downgrade of the debt security and/or a similar credit event. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract. If no default occurs, the Fund keeps the stream of payments and has no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its net assets, the Fund would be subject to loss on the par (or other agreed-upon) value it had undertaken to pay. Credit default swaps may also be structured based on an index or the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors (for example, a particular number of defaults within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation).
The Fund may buy credit default swaps to hedge against the risk of default of debt securities held in its portfolio or for other reasons. As the buyer of a credit default swap, the Fund would make the stream of payments described in the preceding paragraph to the seller of the credit default swap and would expect to receive from the seller a payment in the event of a default on the underlying debt security or other specified event.
Using derivatives, especially for non-hedging purposes, may involve greater risks to the Fund than investing directly in securities, particularly as these instruments may be very complex and may not behave in the manner anticipated by the fund. Certain derivative transactions may have a leveraging effect on the Fund.
Use of derivatives or similar instruments may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders.
Instead of, and/or in addition to, investing directly in particular securities, the Fund may use derivatives and other synthetic instruments that are intended to provide economic exposure to securities, issuers or other measures of market or economic value. The Fund may use one or more types of these instruments without limit.
Equity investments. Equity securities include exchange-traded and over-the-counter (“OTC”) common and preferred stocks, depositary receipts, warrants and rights, securities convertible into common stocks, and securities of other investment companies, exchange-traded funds ETFs and of REITs. Convertible securities may be purchased to gain additional exposure to a company or for their income or other features.
Fixed income investments. Fixed income securities represent obligations of corporations, governments and other entities to repay money borrowed. Fixed income securities are commonly referred to as “debt,” “debt obligations,” “bonds” or “notes.” The issuer of the fixed income security usually pays a fixed, variable or floating rate of interest, and repays the amount borrowed, usually at the maturity of the security. Some fixed income securities, however, do not pay current interest but are sold at a discount from their face values. Other fixed income securities may make periodic payments of interest and/or principal. Some fixed income securities are partially or fully secured by collateral supporting the payment of interest and principal.
Foreign and emerging market securities. The Fund may invest its assets in securities of foreign issuers, including mortgage-backed securities and asset-backed securities issued by foreign entities. The Fund’s investments in foreign securities may also include securities denominated in foreign currencies. The value of the Fund’s foreign securities may decline because of unfavorable government actions, political instability or the more limited availability of accurate information about foreign issuers. The Fund may invest in foreign securities issued by issuers located in emerging market countries. To the extent the Fund invests in these securities, the risks associated with investments in foreign issuers will generally be more pronounced.
U.S. government securities. U.S. government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. Government guarantees principal and interest payments on securities issued by the U.S. Government and some of its agencies, such as securities issued by the Government National Mortgage Association (“Ginnie Mae”), this guarantee does not apply to losses resulting from declines in the
14

market value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation).
High yield securities. The Fund may invest a portion of its assets in high yield securities (“junk bonds”).
Non-U.S. currency transactions. The Fund may engage in non-U.S. currency exchange transactions in an effort to protect against uncertainty in the level of future exchange rates or to enhance returns based on expected changes in exchange rates. Non-U.S. currency exchange transactions may take the form of options, futures, options on futures, swaps, warrants, structured notes, forwards or spot (cash) transactions. The value of these non-U.S. currency transactions depends on, and will vary based on fluctuations in, the value of the underlying currency relative to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.
Preferred stock and convertible securities. The Fund may invest in preferred stock and convertible securities. Preferred stock represents an interest in a company that generally entitles the holder to receive, in preference to the holders of common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. Convertible fixed income securities convert into shares of common stock of their issuer. Preferred stock and convertible fixed income securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.
Real estate investment trusts (REITs). The Fund may invest in REITs. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Unlike corporations, U.S. REITs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Code. The Fund will indirectly bear its proportionate share of any management and other expenses that may be charged by the REITs in which it invests, in addition to the expenses paid by the Fund.
Securities of other investment companies. The Fund may invest in securities of other investment companies (including ETFs and closed-end funds) to the extent permitted under the 1940 Act, and will bear indirectly its proportionate share of any fees and expenses payable directly by the other investment companies. The return on investments in other investment companies will be reduced by the operating expenses, including investment advisory expenses, of such companies, and by any sales charges or other distribution and/or service fees or charges incurred in purchasing or selling shares of such companies, in addition to the Fund’s own fees and expenses. As such, there is a layering of fees and expenses, which may be duplicative.
Short sales. The Fund may engage in short sales to the extent permitted by applicable law. A short sale is a transaction in which the Fund sells a security it does not own, typically in anticipation of a decline in the market price of that security. To effect a short sale, the Fund arranges through a broker to borrow the security it does not own to be delivered to a buyer of such security. In borrowing the security to be delivered to the buyer, the Fund will become obligated to replace the security borrowed at the time of replacement, regardless of the market price at that time. A short sale results in a gain when the price of the securities sold short declines between the date of the short sale and the date on which a security is purchased to replace the borrowed security. Conversely, a short sale will result in a loss if the price of the security sold short increases. Short selling is a technique that may be considered speculative and involves risk beyond the amount of money used to secure each transaction.
When the Fund makes a short sale, the broker effecting the short sale typically holds the proceeds as part of the collateral securing the Fund’s obligation to cover the short position. The Fund may use securities it owns to meet any such collateral obligations. Generally, the Fund may not keep, and must return to the lender, any dividends or interest that accrue on the borrowed security during the period of the loan. Depending on the arrangements with a broker or a custodian, the Fund may or may not receive any payments (including interest) on collateral it designates as security for the broker.
In response to certain market conditions, regulatory authorities in various countries, including the United States, may from time to time enact temporary rules prohibiting short sales of certain securities. The length of the bans and type of securities covered vary from country to country. Investors should be aware that prohibitions on effecting short sales may apply to the Fund, and while the prohibitions remain in effect, they may prevent the Fund from fully implementing its investment strategies.
Sovereign debt. The Fund may invest in sovereign debt, including emerging market sovereign debt. Sovereign debt securities may include:
•Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and their political subdivisions;
15

•Fixed income securities issued by government-owned, controlled or sponsored entities;
•Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers;
•Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness;
•Participations in loans between governments and financial institutions; and
•Fixed income securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the Fund may be unable to enforce its rights against the issuers.
Structured notes and indexed securities. The Fund may invest in various types of structured instruments, including securities that have demand, tender or put features, or interest rate reset features. These may include instruments issued by structured investment or special purpose vehicles or conduits, and may be asset-backed or mortgage-backed securities. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. The interest rate or principal amount payable at maturity on a structured instrument may vary based on changes in one or more specified reference factors, such as currencies, interest rates, commodities, indices or other financial indicators. Changes in the underlying reference factors may result in disproportionate changes in amounts payable under a structured instrument. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure. For structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Structured instruments are often subject to heightened illiquidity risk.
Variable and floating rate securities. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as other interest rates. Conversely, these securities will not generally increase in value if interest rates decline. The Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). Interest payments on inverse floaters vary inversely with changes in interest rates. Inverse floaters pay higher interest (and therefore generally increase in value) when interest rates decline, and vice versa. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.
Cryptocurrency exposure. The Fund may seek investment exposure to cryptocurrencies (i.e. Bitcoin or Ether (or both)) indirectly by investing in Cryptocurrency ETPs. A Cryptocurrency ETP is an exchange-traded product registered under the Securities Act of 1933 that invests primarily in cryptocurrencies. Cryptocurrencies are digital commodities that are not issued by a government, bank, or central organization. The Cryptocurrencies exists via online, peer-to-peer computer networks that host public transaction ledgers where transfers are recorded (the “Blockchain”). The cryptocurrencies have no physical existence beyond the record of transactions on the Blockchain. The Fund will not make any additional investments in Cryptocurrency ETPs if, as a result of the investment, its aggregate investment in cryptocurrency exposure would be more than 15% of its assets at the time of investment.
Except as to the investment in Cryptocurrency ETPs, the Fund does not seek to and will not invest directly in cryptocurrencies. The Fund does not track the price movements of any cryptocurrency and the Fund will not invest in ICOs.
Principal Risks
Stock market and equity securities risk. The securities markets are volatile and the market prices of the Fund’s securities may decline generally. Securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
16

Issuer risk. The value of a security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.
Market sector risk. The Fund may be significantly overweight in certain companies, industries or market sectors, which may cause the Fund’s performance to be more sensitive to developments affecting those companies, industries or market sectors. While the Fund’s sector exposure is expected to vary over time, the Fund anticipates that it may be subject to some or all of the risks described below:
Communication services sector risk. Communication services companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company's profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.
Consumer discretionary sector risk. Consumer discretionary companies are companies that provide non-essential goods and services, such as retailers, media companies and consumer services. These companies manufacture products and provide discretionary services directly to the consumer, and the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence.
Consumer staples sector risk. Companies in the consumer staples sector are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. Tobacco companies may be adversely affected by the adoption of proposed legislation and/or by litigation. Also, the success of food and soft drinks may be strongly affected by fads, marketing campaigns and other factors affecting supply and demand.
Energy sector risk. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility, and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures, and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters, as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.
Financials sector risk. Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets.
Health care sector risk. The health care sector may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are heavily dependent on patent protection, and the expiration of a patent may adversely affect their profitability. Health care companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.
Industrials sector risk. The industrials sector can be significantly affected by, among other things, worldwide economy growth, supply and demand for specific products and services and for industrial sector products in general, product obsolescence, rapid technological developments, international political and economic developments, claims for environmental damage or product liability, tax policies, and government regulation.
Information technology sector risk. Information technology companies may also be smaller and less experienced companies, with limited product lines, markets or financial resources and fewer experienced management or marketing personnel. Information technology company stocks, especially those which are Internet related, have experienced extreme price and volume fluctuations that are often unrelated to their operating performance.
Materials sector risk. Companies in the materials sector could be affected by, among other things, commodity prices, government regulation, inflation expectations, resource availability, and economic cycles.
17

Real estate sector risk. An investment in a real property company may be subject to risks similar to those associated with direct ownership of real estate, including, by way of example, the possibility of declines in the value of real estate, losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, environmental liability, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Some real property companies have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.
Utilities sector risk. Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company's earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company's equipment unusable or obsolete and negatively impact profitability.
Market Risk. Market risks, including political, regulatory, market and, economic or other developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Fund’s shares. Local, regional, or global events such as war, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the market generally and on specific securities. The Fund is subject to the risk that the prices of, and the income generated by, securities held by the Fund may decline significantly and/or rapidly in response to adverse issuer, political, regulatory, general economic and market conditions, or other developments, such as regional or global economic instability (including terrorism and related geopolitical risks), interest rate fluctuations, and those events directly involving the issuers that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably. Changes in the economic climate, investor perceptions and stock market volatility also can cause the prices of the Fund’s fixed-income investments to decline regardless of the conditions of the issuers held by the Fund. There is also a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund. These events may lead to periods of volatility and increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent.
Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.
In the past several years, financial markets in the United States, Europe, Asia and elsewhere have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. The U.S. Government and the Federal Reserve, as well as certain foreign governments and central banks, took steps to support financial markets, including by keeping interest rates at historically low levels for an extended period. The Federal Reserve recently concluded its market support activities and began to raise interest rates. Such actions, including additional interest rate increases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests.
Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.
Economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.
18

Periods of market volatility may occur in response to market events and other economic, political, and global macro factors. The COVID-19 pandemic, Russia’s invasion of Ukraine, and higher inflation have resulted in extreme volatility in the financial markets, economic downturns around the world, and severe losses, particularly to some sectors of the economy and individual issuers, and reduced liquidity of certain instruments. These events have caused significant disruptions to business operations, including business closures; strained healthcare systems; disruptions to supply chains and employee availability; large fluctuations in consumer demand; large expansion of government deficits and debt as a result of government actions to mitigate the effects of such events; and widespread uncertainty regarding the long-term effects of such events. Such events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. Other market events may cause similar disruptions and effects.
Portfolio management risk. The value of your investment may decrease if the portfolio manager’s judgment about the attractiveness or value of, or market trends affecting a particular security, industry, sector or region, or about market movements is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the portfolio manager. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the portfolio manager and could have an adverse effect on the value or performance of the Fund.
Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the NAV per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the NAV of those shares. Closed-end funds have lower levels of daily transaction volume when compared to open-end companies. There are greater risks involved in investing in securities with limited market liquidity. Closed-end funds may also issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.
Cryptocurrency risk. The value of the Fund’s indirect investments in cryptocurrencies through Cryptocurrency ETPs is subject to fluctuations in the value of the underlying cryptocurrencies. Cryptocurrencies are not pegged to a currency nor the value of any underlying asset; their value is determined by the supply of and demand for the cryptocurrency in the global market. The global supply of a cryptocurrency consists of transactions on electronic exchanges. The electronic exchanges are not subject to any government regulation or oversight. Pricing on cryptocurrency exchanges and other venues can be volatile and can adversely affect the value of the Fund’s exposure to cryptocurrencies. Currently, there is relatively limited use of cryptocurrencies in the retail and commercial marketplace in comparison to the relatively large use of cryptocurrencies by speculators, thus contributing to price volatility that could adversely affect the Fund’s investments in Cryptocurrency ETPs. cryptocurrency transactions are irrevocable, and stolen or incorrectly transferred cryptocurrencies may be irretrievable. As a result, any incorrectly executed transactions could adversely affect the value of the Fund’s investment in Cryptocurrency ETPs.
Cryptocurrency generally operates without central authority (such as a bank) and is not backed by any government; therefore cryptocurrencies are not subject to the same degree of regulation as are registered U.S. securities. The reporting, accounting and auditing standards for cryptocurrencies may differ from the standards for registered U.S. securities. Due to the unregulated nature and lack of transparency surrounding the operations of cryptocurrency platforms, which may experience fraud, manipulation, security failures or operational problems, as well as the wider cryptocurrency market, the value of cryptocurrency and, consequently, the value of the Fund’s investment in Cryptocurrency ETPs may be adversely affected.
Countries, including the U.S., in the future may restrict or outlaw the acquisition, use, or sale of one or more cryptocurrencies, and regulation in the U.S. is still developing. Ongoing and future regulatory actions may alter, perhaps to a materially adverse extent, the nature of an investment in cryptocurrency generally. Depending on its characteristics, a cryptocurrency may be considered a “security” under the federal securities laws. The test for determining whether a particular cryptocurrency is a “security” is complex and difficult to apply, and the outcome is difficult to predict. A determination that cryptocurrency or any other cryptocurrency is a “security” may adversely affect the value of the cryptocurrency.
The Fund will indirectly bear its proportionate share of management fees and other expenses that are charged by Cryptocurrency ETPs in addition to its own direct expenses and will pay brokerage commissions in connection with the purchase and sale of shares of Cryptocurrency ETPs. Like other exchange-traded products, the shares of Cryptocurrency ETPs may be bought and sold in the secondary market and may trade at a premium or discount to their NAV. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity in the secondary market, in which case such premiums or discounts may be significant and the bid-ask spread could
19

widen. Although the shares are listed for trading on an exchange, it cannot be assumed that an active trading market for the shares will be maintained. The lack of an active trading market for the shares may result in limited market liquidity and losses when selling the shares.
In addition, Cryptocurrency ETPs have a limited number of APs and there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, shares may trade at a material discount to NAV, the bid-ask spread could widen, and shares could face trading halts and/or delisting.
Furthermore, the inability of Cryptocurrency ETPs to facilitate in-kind creations and redemptions of shares could have adverse consequences for the performance of Cryptocurrency ETPs. The use of cash creations and redemptions, as opposed to in-kind creations and redemptions, may adversely affect the arbitrage transactions by APs intended to keep the price of Cryptocurrency ETPs’ shares closely linked to the price of the underlying cryptocurrency, and, as a result, the price of the shares may fall or otherwise diverge from NAV.
Cryptocurrency ETPs are not registered investment companies under the 1940 Act or commodity pools under the CEA, and therefore investors in Cryptocurrency ETPs do not have the regulatory protections associated with ownership of shares in an investment company registered under the 1940 Act or the protections afforded by the CEA. Moreover, as sponsors of Cryptocurrency ETPs have a limited track record in operating investment vehicles that specifically deal with cryptocurrencies, their experience may be inadequate or they may be unable to successfully manage them. This limited experience poses several potential risks to the effective management and operation of Cryptocurrency ETPs. Cryptocurrencies, such as Bitcoin, are known for their high volatility, unique technical, legal and regulatory challenges, and rapidly evolving market dynamics. The sponsors’ limited experience in this specific field may not fully equip them to navigate these complexities effectively.

Derivatives risk. Derivatives involve special risks and costs and may result in losses to the Fund, even when used for hedging purposes. Using derivatives can increase losses and reduce opportunities for gains when market prices, interest rates or currencies, or the derivatives themselves, behave in a way not anticipated by the Fund, especially in abnormal market conditions. Using derivatives also can have a leveraging effect (which may increase investment losses) and increase the Fund’s volatility, which is the degree to which the Fund’s share price may fluctuate within a short time period. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The other parties to certain derivatives transactions present the same types of credit risk as issuers of fixed income securities. Derivatives also tend to involve greater illiquid investment risk and they may be difficult to value. The Fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivatives will not have liquidity beyond the counterparty to the instrument. Use of derivatives or similar instruments may have different tax consequences for the Fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.
When the Fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. To the extent that the Fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the Fund could experience a substantial loss.
Investments by the Fund in structured securities, a type of derivative, raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in securities. These issues could be resolved in a manner that could hurt the performance of the Fund.
Swap agreements tend to shift the Fund’s investment exposure from one type of investment to another. For example, the Fund may enter into interest rate swaps, which involve the exchange of interest payments by the Fund with another party, such as an exchange of floating rate payments for fixed interest rate payments with respect to a notional amount of principal. If an interest rate swap intended to be used as a hedge negates a favorable interest rate movement, the investment performance of the Fund would be less than what it would have been if the Fund had not entered into the interest rate swap.
20

Credit default swap contracts involve heightened risks and may result in losses to the Fund. Credit default swaps may be illiquid and difficult to value. If the Fund buys a credit default swap, it will be subject to the risk that the credit default swap may expire worthless, as the credit default swap would only generate income in the event of a default on the underlying debt security or other specified event. As a buyer, the Fund would also be subject to credit risk relating to the seller’s payment of its obligations in the event of a default (or similar event). If the Fund sells a credit default swap, it will be exposed to the credit risk of the issuer of the obligation to which the credit default swap relates. As a seller, the Fund would also be subject to leverage risk, because it would be liable for the full notional amount of the swap in the event of a default (or similar event).
The absence of a central exchange or market for swap transactions may lead, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires certain swaps to be executed through a centralized exchange or regulated facility and be cleared through a regulated clearinghouse. Although this clearing mechanism is generally expected to reduce counterparty credit risk, it may disrupt or limit the swap market and may not result in swaps being easier to trade or value. As swaps become more standardized, the Fund may not be able to enter into swaps that meet its investment needs. The Fund also may not be able to find a clearinghouse willing to accept a swap for clearing. In a cleared swap, a central clearing organization will be the counterparty to the transaction. The Fund will assume the risk that the clearinghouse may be unable to perform its obligations.
The Fund will be required to maintain its positions with a clearing organization through one or more clearing brokers. The clearing organization will require the Fund to post margin and the broker may require the Fund to post additional margin to secure the Fund’s obligations. The amount of margin required may change from time to time. In addition, cleared transactions may be more expensive to maintain than over-the-counter transactions and may require the Fund to deposit larger amounts of margin. The Fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the Fund to terminate a derivatives position under certain circumstances. This may cause the Fund to lose money.
Risks associated with the use of derivatives are magnified to the extent that an increased portion of the Fund’s assets are committed to derivatives in general or are invested in just one or a few types of derivatives.
The U.S. government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing and on-facility execution of certain derivatives, margin and reporting requirements. Rule 18f-4 under the 1940 Act provides a comprehensive regulatory framework for the use of derivatives by funds and imposes requirements and restrictions on funds using derivatives. Rule 18f-4 could have an adverse impact on the Fund’s performance and its ability to implement its investment strategies and may increase costs related to the Fund’s use of derivatives. The rule may affect the availability, liquidity or performance of derivatives, and may not effectively limit the risk of loss from derivatives. Among other things, Rule 18f-4 requires funds that invest in derivatives above a specified amount to adopt and implement a derivatives risk management program that a derivatives risk manager administers and that the Fund’s Board of Trustees oversees, and to comply with an outer limit on Fund leverage risk based on value at risk. Funds that use derivative instruments in a limited amount are not subject to the full requirements of Rule 18f-4, but must adopt and implement policies and procedures reasonably designed to manage the Fund’s derivatives risk. Funds are subject to reporting and recordkeeping requirements regarding their derivatives use. The rule may affect the availability, liquidity or performance of derivatives and may not effectively limit the risk of loss from derivatives.
Leveraging risk. The value of your investment may be more volatile if the Fund borrows or uses derivatives or other investments that have a leveraging effect on the Fund’s portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have had. The Fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the Fund’s assets. The Adviser expects that the implementation of the Fund’s investment strategies, which may include a significant level of investment in derivatives, could have the effect of creating leverage in the Fund in that the Fund’s potential exposure may be greater than its net assets.
Growth risk. Growth securities as a group may be out of favor and underperform the overall equity market while the market concentrates on other types of securities. Growth securities typically are very sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.
Large capitalization company risk. Large capitalization companies may fall out of favor with investors based on market and economic conditions. In return for the relative stability and low volatility of large capitalization companies, the Fund’s value may not rise as much as the value of funds that focus on companies with smaller market capitalizations.
Small and medium capitalization company risk. The Fund will be exposed to additional risks as a result of investments in the securities of small and medium capitalization companies. Small and medium capitalization companies may fall out of favor with investors; may have limited product lines, operating histories, markets or financial resources; or may be
21

dependent upon a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate and may offer greater potential for losses.
Illiquid investment risk. Illiquid investment risk exists when particular investments are impossible or difficult to sell. Although most of the Fund’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. When the Fund holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. In addition, when there is illiquidity in the market for certain investments, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).
Foreign investments and emerging market risk. The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities.
The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes.
In some foreign countries, less information is available about issuers and markets because of less rigorous accounting and regulatory standards than in the United States. It may be difficult for the Fund to pursue claims against a foreign issuer in the courts of a foreign country. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for the Fund to pursue its rights against the government. Some non-U.S. governments have defaulted on principal and interest payments, and more may do so. In certain foreign markets, settlement and clearance procedures may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.
The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility. Investors should be able to tolerate sudden, sometimes substantial, fluctuations in the value of their investments. Emerging market countries may have policies that restrict investment by foreigners or that prevent foreign investors from withdrawing their money at will. Emerging market investments also face risks related to market manipulation, limited reliable access to capital, political risk, atypical foreign investment structures, lack of shareholder rights and remedies, and incomplete or inaccurate auditing and reporting standards.
Subsidiary risk. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Cryptocurrency ETPs and other commodity-related instruments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund (see “Cryptocurrency Risk” above). There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in the Prospectus or SAI, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns the Subsidiary, and the Fund and the Subsidiary are both managed by the Adviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended, which
22

could adversely affect the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure, and leverage on an aggregate basis with the Subsidiary.
Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.
Sovereign debt risk. Sovereign government and supranational debt involve many of the risks of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and the Fund may be unable to enforce its rights against the issuers.
Cryptocurrency tax risk. Many significant aspects of the U.S. federal income tax treatment of investments in cryptocurrencies are uncertain and an investment in cryptocurrencies may produce income that if directly earned by a RIC would not be treated as qualifying income for purposes of the applicable qualifying income requirement necessary for the Fund to qualify as a RIC under Subchapter M of the Code. The Fund may invest directly in a Cryptocurrency ETP, which is expected to be treated as a grantor trust for U.S. federal income tax purposes, and, therefore, an investment by the Fund in a Cryptocurrency ETP may be treated as a direct investment by the Fund in an undivided interest in the underlying cryptocurrency for such purposes. To the extent the Fund invests in Cryptocurrency ETPs, it will seek to restrict its income from such investments to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the qualifying income requirement necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income requirement, or may not be able to accurately predict the non-qualifying income from these investments. Accordingly, the extent to which the Fund invests in Cryptocurrency ETPs directly may be limited by the qualifying income requirement, which the Fund must continue to satisfy to maintain its status as a RIC. Failure to comply with the qualifying income requirement could cause the Fund to fail to qualify as a RIC and become subject to federal income tax thereby diminishing the returns for shareholders.
In 2014, the IRS released the Notice discussing certain aspects of the treatment of “convertible” virtual currency (that is, cryptocurrencies that have an equivalent value in fiat currency or that act as a substitute for fiat currency) for U.S. federal income tax purposes. The IRS stated in the Notice that such a cryptocurrency (i) is “property,” (ii) is not “currency” for purposes of the Code rules relating to foreign currency gain or loss and (iii) may be held as a capital asset. In 2019, the IRS released Revenue Ruling 2019-24, 2019-44 I.R.B. 1044 and a set of “Frequently Asked Questions” (the “Ruling & FAQs”) that provide some additional guidance. The IRS and Treasury department have also recently released Proposed Regulations. The Proposed Regulations also provide guidance with respect to the calculation of gain or loss and the basis of cryptocurrencies under section 1001 and 1012 of the Code. The Proposed Regulations with respect to the computation of gain or loss are proposed to apply to taxable years for all sales and acquisitions of cryptocurrencies on or after January 1 of the calendar year immediately following the adoption of final regulations, however, taxpayers may rely on the Proposed Regulations.
However, the Existing IRS Guidance does not address other significant aspects of the U.S. federal income tax treatment of cryptocurrencies, including (i) whether convertible virtual currencies are properly treated as “commodities” for U.S. federal income tax purposes; (ii) whether convertible virtual currencies are properly treated as “collectibles” for U.S. federal income tax purposes; and (iii) the proper method of determining a holder’s holding period for convertible virtual currencies acquired at different times or at varying prices. Other tax issues include the income and withholding taxation of incidental rights received through a fork in the blockchain, airdrops offered to cryptocurrency holders and other similar events, including situations where such rights are disclaimed, as is expected with respect to a Cryptocurrency ETP’s intended treatment of such events. The uncertainty surrounding the U.S. federal income tax treatment of digital currencies and other cryptocurrencies could affect the performance of the Fund. Moreover, although the Revenue Ruling and FAQs address the treatment of hard forks, there continues to be uncertainty with respect to the timing and amount of the income inclusions.
There is limited guidance from the IRS with respect to the treatment of cryptocurrencies for U.S. federal income tax purposes. In any event, there can be no assurance that the IRS will not alter its positions or otherwise provide further guidance, potentially retroactive in effect, with respect to cryptocurrencies in the future or that a court would uphold the treatment set forth in the Existing IRS Guidance or in other guidance. For these reasons, the Fund’s investment in Cryptocurrency ETPs could result in unexpected and potentially retroactive recognition of taxable income, which could increase distributions to shareholders and subject the Fund to excise tax and income tax liability and potential loss in value, with effects that would be directly or indirectly negative or contrary to the Fund’s tax position and investment strategy, and result in the Fund altering its investment strategy, potentially resulting in substantial investment losses for
23

shareholders. It is also unclear what additional guidance on the treatment of cryptocurrencies for U.S. federal income tax purposes may be issued in the future. Any such alteration of the current IRS positions or additional guidance could have an adverse effect on the value of the Fund’s cryptocurrency investments.
The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the cryptocurrency and commodities markets within the limitations of the federal tax requirements of Subchapter M of the Code. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be derived with respect to the Fund’s business of investing in stock, securities or currencies, and accordingly to be treated as “qualifying income.” The Adviser intends to conduct the Fund’s investments in the Subsidiary in a manner consistent with the terms and conditions of applicable Treasury regulations, and will monitor the Fund’s investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.
Commodities risk. Investing in commodity-linked instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked instruments may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. To the extent the Fund focuses its investments in a particular commodity, the Fund will be more susceptible to risks associated with the particular commodity. No active trading market may exist for certain commodities investments. The Fund’s ability to gain exposure to commodities using derivatives, and other means, may be limited by tax considerations.
Convertible securities risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is usually a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.
Convertible securities are subject to both stock market risk associated with equity securities and the credit and interest rate risks associated with fixed income securities. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. As the market price of the equity security underlying a convertible security falls, the convertible security tends to trade on the basis of its yield and other fixed income characteristics. As the market price of the equity security underlying a convertible security rises, the convertible security tends to trade on the basis of its equity conversion features.
REIT risk. The Fund may invest in pooled investment vehicles which invest primarily in income-producing real estate or real estate-related loans or interests, called real estate investment trusts or REITs. Investments in real estate-related securities (including REITs) expose the Fund to risks similar to investing directly in real estate. The value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments and changes in property taxes, interest rates, liquidity of the credit markets and the real estate regulatory environment. In addition, the values of REITs are affected by the condition of the economy as a whole, which affects the occupancy rates of various types of real estate (e.g., offices, shopping centers and hotels). The values of many REITs have fallen as a result of recent economic conditions, and may suffer further decline, or a prolonged period of little increase, as a result of poor economic conditions and resulting low occupancy and high foreclosure rates. Turmoil affecting foreclosures can prolong the depression of real estate prices.
Warrants risk. Warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move in tandem with the prices of the underlying securities, and therefore are highly volatile and speculative investments. They have no voting rights, pay no dividends and have no rights with respect to the assets of the issuer other than a purchase option. If a warrant held by the Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.
24

Short positions risk. Short positions involve leverage and there is no limit on the amount of loss on a security that is sold short. The Fund may suffer significant losses if assets that the Fund sells short appreciate rather than depreciate in value. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with the short sale.
Special risks of companies undergoing reorganization, restructuring or a spin-off. A reorganization or other restructuring or a spin-off pending at the time the Fund invests in a security may not be completed on the terms or within the time frame contemplated (if at all), resulting in losses to the Fund. Reorganizations, restructurings and spin-offs that result from actual or potential bankruptcies carry additional risk and the securities of companies involved in these types of activities are generally more likely to lose value than the securities of more financially stable companies. Additionally, investments in securities of companies being restructured involve special risks, including difficulty in obtaining information as to the financial condition of such issuers, the possibility that the issuer’s management may be addressing a type of situation with which it has little experience, and the fact that the market prices of such securities are subject to above-average price volatility. These occurrences may have more serious consequences for an issuer undergoing reorganization, restructuring or a spin-off than for other issuers.
Investment company risk. Investing in securities issued by investment companies (including unit investment trusts. ETFs, and closed-end funds) involves risks similar to those of investing directly in the securities and other assets held by the investment company. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by an investment company in which it invests, including advisory fees and other operating expenses as well as brokerage commissions. As a result, with respect to the Fund’s investment in other investment companies, shareholders will be subject to two layers of fees and expenses in connection with their investment in the Fund. These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.
Like other exchange-traded products, the shares of ETFs are bought and sold in the secondary market and may trade at a premium or discount to their NAV. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity in the secondary market, in which case such premiums or discounts may be significant and the bid-ask spread could widen. Although the shares are listed for trading on an exchange, it cannot be assumed that an active trading market for the shares will be maintained. The lack of an active trading market for the shares may result in limited market liquidity and losses when selling the shares. In addition, ETFs may have a limited number of financial institutions that may act as APs and there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent that (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform such functions, shares may trade at a material discount to NAV, the bid-ask spread could widen, and shares could face trading halts and/or delisting.
ETFs that invest in commodities may be, or may become, subject to regulatory trading limits that could hurt the value of their securities. Some commodity ETFs also invest in commodity futures, which can lose money even when commodity prices are rising.
Shares of closed-end funds frequently trade in the secondary market at a price per share that is less than the NAV per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the NAV of those shares. Closed-end funds have lower levels of daily transaction volume when compared to mutual funds or ETFs. There are greater risks involved in investing in securities with limited market liquidity.
Valuation risk. Many factors may influence the price at which the Fund could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Fund’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.
Fixed income securities risk. Fixed income securities are subject to a number of risks, including credit, market and interest rate risks. Credit risk is the risk that the issuer or obligor will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the fund’s investment in that issuer. The Fund is subject to greater levels of credit risk to the extent it holds below
25

investment grade debt securities, or “junk bonds”. Market risk is the risk that the fixed income markets may become volatile and less liquid, and the market value of an investment may move up or down, sometimes quickly or unpredictably. Interest rate risk is the risk that the value of a fixed income security will fall when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.
Market and interest rate risk. The market prices of fixed income and other securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. If the market prices of the securities owned by the Fund falls, the value of your investment in the Fund will decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Local, regional, or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the securities markets and on specific securities. Changes in market conditions will not typically have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer.
The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of fixed income securities held by the Fund, generally goes down. Interest rates have been historically low, so the Fund faces a heightened risk that interest rates may rise. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value. However, calculations of duration and maturity may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the Fund’s yield will decline. Also, when interest rates decline, investments made by the Fund may pay a lower interest rate, which would reduce the income received by the Fund.
Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Fund could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparty. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics. Credit risk is typically greatest for the Fund’s high yield debt securities, which are rated below the Baa/BBB categories or unrated securities of comparable quality (“junk bonds”).
The Fund may invest in securities which are subordinated to more senior securities of the issuer, or which represent interests in pools of such subordinated securities. The Fund is more likely to suffer a credit loss on subordinated securities than on non-subordinated securities of the same issuer. If there is a default, bankruptcy or liquidation of the issuer, most subordinated securities are paid only if sufficient assets remain after payment of the issuer’s non-subordinated securities. In addition, any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities.
High yield bonds risk. High yield securities, often called “junk” bonds, have a higher risk of issuer default or may be in default and are considered speculative. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. High yield bonds may also be less liquid than higher-rated securities, which means the Fund may have difficulty selling them at times, and it may have to apply a greater degree of judgment in establishing a price for purposes of valuing Fund shares. High yield bonds generally are issued by less creditworthy issuers. Issuers of high yield bonds may have a larger amount of outstanding debt relative to their assets than issuers of investment grade bonds. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of high yield bond holders, leaving few or no assets available to repay high yield bond holders. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. High yield bonds frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems high yield bonds, the Fund may have to invest the proceeds in a bond with lower yields and may lose income.
26

Cyber-security risk. Cyber-security incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, the administrator and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and Financial Intermediaries) to suffer data breaches, data corruption or lose operational functionality.
Prepayment or call risk. Many issuers have a right to prepay or call the security prior to its maturity date. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.
Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s share price to be more volatile.
Non-diversification risk. The Fund is non-diversified under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. As a result, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.
U.S. government securities risk. U.S. government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or government-sponsored entities. U.S. government securities include issues by non-governmental entities (like financial institutions) that carry direct guarantees from U.S. government agencies as part of government initiatives in response to the market crisis or otherwise. Although the U.S. Government guarantees principal and interest payments on securities issued by the U.S. Government and some of its agencies, such as securities issued by Ginnie Mae, this guarantee does not apply to losses resulting from declines in the market value of these securities. Some of the U.S. government securities that the Fund may hold are not guaranteed or backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae (formally known as the Federal National Mortgage Association) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation).
Operational risk. Your ability to transact with the Fund or the valuation of your investment may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third party service providers or trading counterparties. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
Cash management and defensive investing risk. The value of the investments held by the Fund for cash management or defensive investing purposes can fluctuate. Like other fixed income securities, they are subject to risk, including market, interest rate and credit risk. If the Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If the Fund holds cash uninvested, the Fund will not earn income on the cash. If a significant amount of the Fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.
Value investing risk. The value approach to investing involves the risk that value stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on growth stocks. Although the Fund will not concentrate its investments in any one industry or industry group, it may, like many value funds, weight its investments toward certain industries, thus increasing its exposure to factors adversely affecting issuers within those industries.
Please note that there are other factors that could adversely affect your investment and that could prevent the Fund from achieving its investment objective. More information about risks appears in the SAI. Before investing, you should carefully consider the risks that you will assume.
27

Fund Management
Investment Adviser
Patient Capital Management, LLC, located at One South Street, Suite 2550, Baltimore, Maryland 21202, serves as investment adviser to the Fund. The Adviser provides the day-to-day portfolio management of the Fund.
The Predecessor Fund’s shareholders approved Patient Capital as the new investment adviser to the Predecessor Fund effective May 26, 2023. Prior to May 26, 2023, Miller Value Partners, LLC, served as the Predecessor Fund’s investment adviser (the “Previous Adviser”). The Fund’s portfolio managers are the same portfolio managers who served the Predecessor Fund as employees of Patient Capital, and prior to that, as employees of the Previous Adviser.
Under the investment advisory agreement with the Trust, the Adviser supervises the management of the Fund’s investments (including cash and short-term instruments) and business affairs. At its expense, the Adviser will provide office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. As compensation for its services, the Fund will pay the Adviser a monthly advisory fee at the annual rate based on the Fund’s average daily net assets of 1.00% on the first $100 million, 0.75% on the next $1.4 billion, and 0.60% on assets in excess of $1.5 billion. The Adviser has contractually agreed to waive the entire management fee it charges to the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may be terminated only with the approval of the Board.

Prior to January 1, 2024, the Predecessor Fund paid an investment advisory fee computed daily and payable monthly, based on average daily net assets of 1.00% on the first $100 million, 0.75% on the next $2.5 billion, 0.70% on the next $2.5 billion, 0.675% on the next $2.5 billion, and 0.65% on amounts over $7.6 billion.
For the fiscal year ended December 31, 2023, the Predecessor Fund paid an aggregate fee of 0.75% of average net assets after fee waivers, to the Adviser and Previous Adviser.
A discussion regarding the basis for the Board’s approval of the Fund’s advisory agreement with Patient Capital Management, LLC is available in the Fund’s annual report to shareholders for the period ended December 31, 2023.
Expense Limitation
The Fund is responsible for its own operating expenses, subject to the following limitations.
The Adviser has contractually agreed to waive fees and/or reimburse operating expenses (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, non-affiliated acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) in order to limit the total annual fund operating expenses (after fee waivers and/or expense reimbursements) to 0.88% of average daily net assets for all share classes of the Fund. This contractual limit may be referred to as the “Expense Cap.” The Adviser may request recoupment from the Fund of previously waived fees and reimbursed expenses under the Expense Cap for three years from the date such fees and expenses were waived or paid, provided that such recoupment does not cause the Fund’s expense ratio (after recoupment is taken into account) to exceed the lower of: (1) the Expense Cap in place at the time such amounts were waived or paid, or (2) the Fund’s Expense Cap at the time of the recoupment. The Expense Cap will remain in effect through at least April 30, 2026.
The Adviser has also contractually agreed to reimburse operating expenses applicable to Class I (other than management fees, front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, non-affiliated acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, or extraordinary expenses such as litigation) in order to limit the total annual fund operating expenses for Class I (after fee waivers and/or expense reimbursements) to 0.93% of average daily net assets attributable to Class I shares. This contractual limit may be referred to as the “Class I Expense Cap.” The Adviser may request recoupment from Class I of previously waived fees and reimbursed expenses under the Class I Expense Cap for three years from the date such fees and expenses were waived or paid, provided that such recoupment does not cause the Class I expense ratio (after recoupment is taken into account) to exceed the lower of: (1) the Class I Expense Cap in place at the time such amounts were waived or paid, or (2) the Class I Expense Cap at the time of the recoupment. The Class I Expense Cap will remain in effect through at least April 30, 2026.
The agreement related to the Expense Cap and the Class I Expense Cap may be terminated at any time by the Board upon 60 days’ written notice to the Adviser, or by the Adviser with the consent of the Board.
Portfolio managers
The following individuals are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio.
28

Samantha McLemore, CFA, has served as a Portfolio Manager of the Fund since it commenced operation in 2024, the Predecessor Fund since 2017, and the Prior Predecessor Fund since 2014. She served as Assistant Portfolio Manager from 2008 to 2014. Ms. McLemore has worked on the Opportunity strategy since 2002 as an employee of the Previous Adviser. Ms. McLemore also is the sole managing member and Chief Investment Officer of the Adviser, which she founded in 2020.
Christina Malbon, CFA, has served as an Assistant Portfolio Manager of the Fund since it commenced operation in 2024 and the Predecessor Fund since April 2023, and previously served as a Senior Research Analyst of the Prior Predecessor Fund since 2013. Ms. Malbon has worked on the Opportunity strategy since starting with the Previous Adviser in 2013, working closely with Samantha McLemore in supporting portfolio investment decisions, research, and trading activities. Ms. Malbon joined Patient Capital Management in 2020 as a Senior Research Analyst.
The SAI provides additional information about the Portfolio Managers’ compensation structure, other accounts that the Portfolio Managers manage and the Portfolio Managers’ ownership of Fund shares.
Distribution
Quasar Distributors, LLC (“Quasar” or the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, is located at Three Canal Plaza, Suite 100, Portland, Maine 04101 and is the distributor for the shares of the Fund. Quasar is a registered broker-dealer and a member of the Financial Industry Regulatory Authority. Shares of the Fund are offered on a continuous basis.
The Fund has adopted a Rule 12b-1 distribution plan. Under the plan, the Fund pays distribution and service fees based on annualized percentages of average daily net assets, of up to 0.25% for Class A shares; up to 1.00% for Class C shares; up to 0.25% for Class FI shares; and up to 0.50% for Class R shares. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges. Class I and Class IS shares are not subject to Rule 12b-1 distribution and service fees under the plan.
The Adviser and/or its affiliates make payments for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Fund. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The recipients of these payments may include affiliates of the Adviser, as well as non-affiliated broker/dealers, insurance companies, financial institutions and other Financial Intermediaries through which investors may purchase shares of the Fund, including your Financial Intermediary. The total amount of these payments is substantial, may be substantial to any given recipient and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as “revenue sharing payments.” Revenue sharing arrangements are separately negotiated between the Adviser and/or their affiliates, and the recipients of these payments.
Revenue sharing payments create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you. Contact your Financial Intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments under the shareholder services and distribution plan (where applicable), also benefit the Adviser, and their affiliates to the extent the payments result in more assets being invested in the Fund on which fees are being charged.
Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. Disclosure of the Fund’s portfolio holdings will be available on the Fund’s website at www.patientcapitalmanagement.com/opportunity-trust.
Shareholder Information
Share price
Shares of the Fund are sold at NAV per share, plus any applicable sales charge, which is calculated as of the close of regular trading (generally, 4:00 p.m., Eastern Time) on each day that the NYSE is open for unrestricted business. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE is closed on weekends and most national holidays, including New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
Purchase and redemption requests are priced based on the next NAV per share calculated after receipt of such requests and any applicable sales charge. The NAV is the value of the Fund’s securities, cash and other assets, minus all
29

expenses and liabilities (assets – liabilities = NAV). NAV per share is determined by dividing NAV by the number of shares outstanding (NAV/# of shares = NAV per share). The NAV takes into account the expenses and fees of the Fund, including management and administration fees, which are accrued daily.
In calculating the NAV, portfolio securities are valued using current market values or official closing prices, if available. Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.
When determining NAV, the value of the Fund’s portfolio investments is based on readily available market quotations, which generally means a reliable valuation obtained from an exchange or other market, or fair value as determined by an independent pricing service and evaluated by the Adviser. If a market quotation is not readily available or does not otherwise accurately reflect the value of an investment, an investment will be valued by another method that the Adviser believes reflects fair value in accordance with the Trust’s valuation policies and the Adviser’s related procedures. Fair value pricing represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Accordingly, the Fund’s NAV may reflect certain portfolio investments’ fair values rather than their market prices.
Fair value pricing involves subjective judgments, and it is possible that a fair value determination for an investment will materially differ from the value that could be realized upon the sale of the investment.
Fair value pricing may be applied to non-U.S. securities. The trading hours for most non-U.S. securities end prior to the close of the NYSE, the time that the Fund’s NAV is calculated. The occurrence of certain events after the close of non-U.S. markets, but prior to the close of the NYSE (such as a significant surge or decline in the U.S. market) often will result in an adjustment to the trading prices of non-U.S. securities when non-U.S. markets open on the following business day. If such events occur, the Fund may value non-U.S. securities at fair value, taking into account such events, when it calculates its NAV. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) investments which are not frequently traded and/or the market price of which the Adviser believes may be stale; (b) illiquid securities, including “restricted” securities and private placements for which there is no public market; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended; and (e) fixed income securities that have gone into default and for which there is not a current market value quotation.
If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.
Choosing a class of shares to buy
Set forth below is information about the manner in which the Fund offers its shares. For the variations applicable to shares offered through specific Financial Intermediaries, please see Appendix A to this Prospectus – Financial Intermediary Sales Charge Variations (“Appendix A”). All variations described in Appendix A are applied by the identified Financial Intermediary. Sales charge variations may apply to purchases, sales and reinvestments of Fund shares and a shareholder transacting in Fund shares through an intermediary identified on Appendix A should read the terms and conditions of Appendix A carefully. A variation that is specific to a particular Financial Intermediary is not applicable to shares held directly with the Fund or through another intermediary. Please consult your Financial Intermediary with respect to any variations listed in Appendix A.
Individual investors can generally invest in Class A and Class C shares. Individual investors who invest directly with the Fund and who meet the $1,000,000 minimum initial investment requirement may purchase Class I shares.
Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries should refer to “Additional Share Class Eligibility Information” below for a description of the classes available to them.
Investors not purchasing directly from the Fund may purchase shares through a Financial Intermediary. Please note that if you are purchasing shares through a Financial Intermediary, your Financial Intermediary may not offer all classes of shares. Financial Intermediaries making Fund shares available to their clients determine which share class(es) to make available. Your Financial Intermediary may receive different compensation for selling one class of shares than for selling another class, which may depend on, among other things, the type of investor account and the practices adopted by your Financial Intermediary. Certain Financial Intermediaries may impose their own investment fees and practices for purchasing and selling Fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the Financial Intermediary. Consult a representative of your Financial Intermediary about the availability of Fund shares and the Financial Intermediary’s practices and other information.
30

Individual investors investing through a Financial Intermediary may be eligible to invest in Class I or Class IS shares, if such Financial Intermediary is acting solely as an agent on behalf of its customers pursuant to an agreement with the Fund’s distributor and such investor’s shares are held in an omnibus account on the books of the Fund. Please contact your Financial Intermediary for more information.
Please note that the Fund does not charge any front-end load, deferred sales charge or other asset-based fee for sales or distribution of Class I shares and Class IS shares. However, if you purchase Class I or Class IS shares through a Financial Intermediary acting solely as an agent on behalf of its customers pursuant to an agreement with the Fund’s distributor, that Financial Intermediary may charge you a commission in an amount determined and separately disclosed to you by the Financial Intermediary. Because the Fund is not a party to any commission arrangement between you and your Financial Intermediary, any purchases and redemptions of Class I or Class IS shares will be made by the Fund at the applicable NAV (before imposition of the sales commission). Any commissions charged by a Financial Intermediary are not reflected in the fees and expenses listed in the fee table or expense example in this Prospectus nor are they reflected in the performance in the bar chart and table in this Prospectus because these commissions are not charged by the Fund.
Each class has different sales charges and expenses, allowing you to choose a class that may be appropriate for you.
When choosing which class of shares to buy, you should consider:
•How much you plan to invest
•How long you expect to own the shares
•The expenses paid by each class detailed in the fee table and example at the front of this Prospectus
•Whether you qualify for any reduction or waiver of sales charges
•Availability of share classes
When choosing between Class A and Class C shares, keep in mind that, generally speaking, the larger the size of your investment and the longer your investment horizon, the more likely it will be that Class C shares will not be as advantageous as Class A shares. The annual Rule 12b-1 distribution and service fees (see Distribution section above) on Class C shares may cost you more over the longer term than the front-end sales charge and service fees you would have paid for larger purchases of Class A shares. If you are eligible to purchase Class I shares, you should be aware that Class I shares are not subject to a front-end sales charge and generally have lower annual expenses than Class A or Class C shares.
Each class of shares, except Class IS, is authorized to pay fees for recordkeeping services to Financial Intermediaries (as defined below). As a result, operating expenses of classes that incur new or additional recordkeeping fees may increase over time.
You may buy shares:
•Through a Financial Intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Investors may be charged a fee if they effect transactions through a Financial Intermediary. Such Financial Intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. Orders will be priced at the Fund’s NAV, and any applicable sales charge, next computed after the order is received by an authorized broker or the broker’s authorized designee. The Fund will be deemed to have received a purchase order (or redemption) when the Financial Intermediary, or if applicable, the Financial Intermediaries authorized designee, receives the order.
•Directly from the Fund.
Your Financial Intermediary may provide shareholder services that differ from the services provided by other Financial Intermediaries. Services provided by your Financial Intermediary may vary by class. You should ask your Financial Intermediary to explain the shareholder services it provides for each class and the compensation it receives in connection with each class. Remember that your Financial Intermediary may receive different compensation depending on the share class in which you invest.
Your Financial Intermediary may not offer all classes of shares. You should contact your Financial Intermediary for further information.
Fund imposed sales charges and waivers include the following:
•The front-end sales charges that apply to the purchase of Class A shares
•The contingent deferred sales charges that apply to the redemption of Class C shares and certain Class A shares
•Who qualifies for lower sales charges on Class A shares
•Who qualifies for a sales charge waiver
31

Comparing the Fund’s classes
The following table compares key features of the Fund’s classes. You should also review the fee table and example at the front of this Prospectus carefully before choosing your share class. Your Financial Intermediary can help you choose a class that may be appropriate for you. Please contact your Financial Intermediary regarding the availability of Class FI, Class I, Class IS or Class R shares or, if you plan to purchase shares through the Fund, contact the Fund. You may be required to provide appropriate documentation confirming your eligibility to invest in these share classes. Your Financial Intermediary may receive different compensation depending upon which class you choose.

	Key features	Front-end sales charge	Contingent deferred sales charge	Annual distribution and service fees
Class A	•Front-end sales charge •You may qualify for reduction or waiver of front-end sales charge •Generally lower annual expenses than Class C	Up to 5.75%; reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	1.00% on purchases of $1 million or more if you redeem within 18 months of purchase; waived for certain investors (for additional waiver information see “More about Contingent Deferred Sales Charges”)	0.25% of average daily net assets
Class C
•No front-end sales charge
•Contingent deferred sales charge for only 1 year
•Generally higher annual expenses than Class A
•Generally converts to Class A on the next monthly conversion processing date after the shares have been held for 8 years from the purchase date; please consult your Financial Intermediary for more information.
		None	1.00% if you redeem within 1 year of purchase; waived for certain investors	1.00% of average daily net assets
Class FI	•No front-end or contingent deferred sales charge •Only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans	None	None	0.25% of average daily net assets
32

	Key features	Front-end sales charge	Contingent deferred sales charge	Annual distribution and service fees
Class I	•No front-end or contingent deferred sales charge •Only offered to institutional and other eligible investors •Generally lower annual expenses than the other classes, except for Class IS	None	None	None
Class IS
•No front-end or contingent deferred sales charge
•Only offered to certain Institutional investors, Retirement Plans with omnibus accounts held on the books of the Fund, and Clients of Eligible Financial Intermediaries
•Generally lower annual expenses than the other classes
		None	None	None
Class R
•No front-end or contingent deferred sales charge
•Only offered to Retirement Plans with omnibus accounts held on the books of the Fund, Clients of Eligible Financial Intermediaries and Eligible Investment Programs

		None	None	0.50% of average daily net assets
Sales charges
You can find information about sales charges and breakpoints below, on the Fund’s website at www.patientcapitalmanagement.com/opportunity-trust, and in the SAI, which is also available on the website free of
33

charge. For the sales charge variations applicable to shares offered through specific Financial Intermediaries, please see Appendix A.
Class A shares
You buy Class A shares at the offering price, which is the NAV plus a sales charge. Because of rounding in the calculation of the “offering price”, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends that you reinvest in additional Class A shares.
The table below shows the rate of sales charge you pay, depending on the amount of your investment. It also shows the amount of broker/dealer compensation that will be paid out of the sales charge if you buy Class A shares from a Financial Intermediary. Such Financial Intermediaries will receive the sales charge imposed on purchases of Class A shares and will retain the full amount of such sales charge. Financial Intermediaries will receive a Rule 12b-1 distribution and service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

Amount of investment	Sales charge as a % of offering price	Sales charge as a % of net amount invested	Broker/dealer commission as a % of offering price[1]
Less than $25,000	5.75	6.10	5.75
$25,000 but less than $50,000	5.00	5.26	5.00
$50,000 but less than $100,000	4.50	4.71	4.50
$100,000 but less than $250,000	3.50	3.63	3.50
$250,000 but less than $500,000	2.50	2.56	2.50
$500,000 but less than $750,000	2.00	2.04	2.00
$750,000 but less than $1 million	1.50	1.52	1.50
$1 million but less than $5 million[1]	-0-	-0-	1.00
$5 million but less than $15 million[1]	-0-	-0-	0.50
$15 million but less than $1 billion[1]	-0-	-0-	0.25
1    A Financial Intermediary may be paid a commission of up to 1.00% on Fund purchases of $1 million or more. Starting in the thirteenth month after purchase, the annual 12b-1 distribution and service fee of up to 0.25% will be paid to the Financial Intermediary. The Financial Intermediary will start receiving the annual 12b-1 distribution and service fee immediately if no commission is paid at purchase. Please contact your Financial Intermediary for more information.

Investments of $1,000,000 or more
You do not pay a front-end sales charge when you make a purchase of $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within 18 months of purchase, you will pay a Contingent Deferred Sales Charge (“CDSC”) of up to 1.00%. Any CDSC is based on the original cost of the shares or the current market value, whichever is less.
Qualifying for a reduced Class A sales charge
There are several ways you can combine multiple purchases of shares of the Fund to take advantage of the breakpoints in the Class A sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Financial Intermediary if you are eligible for a letter of intent or a right of accumulation and if you own shares of the Fund that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.
•Rights of Accumulation (“ROA”) – You may combine your new purchase of Class A shares with other shares of the Fund you currently own for the purpose of qualifying for the lower front-end sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value, calculated using the current day public offering price of all other shares you own. You may also combine the account value of your spouse and children under the age of 21. Only the shares held at the intermediary or the transfer agent at which you are making the current purchase can be used for the purposes of a lower sales charge based on Rights of Accumulation.
If you hold Fund shares in accounts at two or more Financial Intermediaries, please contact your Financial Intermediaries to determine which shares may be combined.
34

•Letter of Intent (“LOI”) – By signing an LOI you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of any of the shares of the Fund. Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
If you establish an LOI with the Fund you can aggregate your accounts as well as the accounts of your spouse and children under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. Only the accounts held at the Financial Intermediary or the Transfer Agent at which you are making the purchase can be used toward fulfillment of the LOI.
•Reinstatement Privileges – If you sell Class A shares of the Fund and withdraw your money from the Fund, you may reinstate into the same account, within 365 days of the date of your redemption, without paying a front-end sales charge if you paid a front-end sales charge when you originally purchased your shares. For purposes of a CDSC, if you paid a CDSC when you sold your shares, you would be credited with the amount of the CDSC proportional to the amount reinvested. Reinstated shares will continue to age, as applicable, from the date that you bought your original shares. This privilege can be used only once per calendar year per account. Contact your Financial Intermediary for additional information. You must identify and provide information to the Fund or your Financial Intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the Fund, its transfer agent, and Financial Intermediaries will not be responsible for providing this information.
You must identify and provide information to the Fund or your Financial Intermediary, as applicable, regarding your historical purchases and holdings, and you should also retain any records necessary to substantiate historical transactions and costs because the Fund, its transfer agent, and Financial Intermediaries will not be responsible for providing this information.
For the sales charge variations applicable to shares offered through specific Financial Intermediaries, please see Appendix A.
Waivers for certain Class A investors
Class A front-end sales charges are waived for the following types of investors, including:
•Investors purchasing shares directly though the Fund
•Employees of Financial Intermediaries
•Those who qualify for the Reinstatement Privilege as discussed above
•Trustees and officers of the Fund
•Employees of the Adviser and its subsidiaries
•Investors investing through eligible Retirement Plans as defined under “Additional Share Class Eligibility Information” section below
•Investors who rollover fund shares from a qualified retirement plan into an IRA administered on the same retirement plan platform
•Purchases by separate accounts used to fund unregistered variable annuity contracts
•Purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions, including Clients of Eligible Financial Intermediaries as defined under “Additional Share Class Eligibility Information” section below
•Purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRAs) on such platforms to a master account in the sponsor’s name
•Sales through Financial Intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers
•All existing retirement plan shareholders and retirement programs who were authorized to purchase Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV.
35

•Investors who are converted from Class I shares by their program provider
If you qualify for a waiver of the Class A front-end sales charge, you must notify your Financial Intermediary or the Fund at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the front-end sales charge waiver.
For the sales charge variations applicable to shares offered through specific Financial Intermediaries, please see Appendix A.
Class C shares
Class C shares may be purchased only through Financial Intermediaries and may not be purchased directly from the Fund. You buy Class C shares at NAV with no front-end sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.
Financial Intermediaries selling Class C shares are paid a commission of up to 1.00% of the purchase price of the Class C shares they sell. Financial Intermediaries will receive Rule 12b-1 distribution and service fee payments on Class C shares at an annual rate of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them following the first year of purchase. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.
Class C share conversion
Except as noted below, Class C shares will automatically convert to Class A shares after the shares have been held for 8 years from the purchase date; the shares will be converted on the next monthly conversion processing date after the 8 year anniversary of purchase. It is the responsibility of your Financial Intermediary and not the Fund, the transfer agent, the Distributor or the Adviser to ensure that you are credited with the proper holding period. If your Financial Intermediary does not have records verifying that your shares have been held for at least 8 years, your Financial Intermediary may not convert your Class C shares to Class A shares. Group retirement plans held in an omnibus recordkeeping platform through a Financial Intermediary that does not track participant-level share lot aging may not convert Class C shares to Class A shares. Customers of certain Financial Intermediaries may be subject to different terms or conditions, as set by their Financial Intermediary, in connection with such conversions. These Financial Intermediaries may convert Class C shares to Class A shares sooner than after 8 years of ownership. Please refer to Appendix A or contact your Financial Intermediary for more information.
When Class C shares that a shareholder acquired through a purchase convert, any other Class C shares that the shareholder acquired as reinvested dividends and distributions related to those shares also will convert into Class A shares on a pro rata basis.
All conversions from Class C shares to Class A shares will be based on the per share NAV without the imposition of any sales load, fee or other charge. The conversion from Class C shares to Class A shares is not considered a taxable event for Federal income tax purposes.
Class FI shares
You buy Class FI shares at NAV with no front-end sales charge and no contingent deferred sales charge when redeemed.
Financial Intermediaries receive an annual Rule 12b-1 distribution and service fee of up to 0.25% of the average daily net assets represented by the Class FI shares serviced by them.
Class FI shares are only offered to Clients of Eligible Financial Intermediaries and eligible Retirement Plans.
Class I shares
You buy Class I shares at NAV with no front-end sales charge and no contingent deferred sales charge when redeemed.
Class I shares are not subject to any Rule 12b-1 distribution and service fees. However, if you purchase Class I shares through a Financial Intermediary acting solely as an agent on behalf of its customers pursuant to an agreement with the Fund’s distributor, the Financial Intermediary may charge you a commission in an amount determined and separately disclosed to you by the Financial Intermediary.
Class I shares are only offered to institutional and other eligible investors. Refer to “Additional Share Class Eligibility Information” below for more details.
Class IS shares
You buy Class IS shares at NAV with no front-end sales charge and no contingent deferred sales charge when redeemed.
Class IS shares are not subject to any Rule 12b-1 distribution and service fees. However, if you purchase Class IS shares through a Financial Intermediary acting solely as an agent on behalf of its customers pursuant to an agreement with the
36

Fund’s distributor, the Financial Intermediary may charge you a commission in an amount determined and separately disclosed to you by the Financial Intermediary.
Class IS shares are only offered to certain institutional and other eligible investors. Refer to “Additional Share Class Eligibility Information” below for more details. In order to purchase Class IS shares, an investor must hold its shares in one account with the Fund, which account is not subject to payment of recordkeeping or similar fees by the Fund to any intermediary.
Class R shares
You buy Class R shares at NAV with no front-end sales charge and no contingent deferred sales charge when redeemed.
Financial Intermediaries receive an annual Rule 12b-1 distribution and service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.
Class R shares are only offered to Retirement Plans with omnibus accounts held on the books of the Fund, Clients of Eligible Financial Intermediaries and Eligible Investment Programs.
More about Contingent Deferred Sales Charges
The contingent deferred sales charge is based on the NAV at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation. Shareholders who redeem Class C shares within one year of purchase will pay a contingent deferred sales charge of 1.00% based on the original cost of the shares or the current market value, whichever is less. In addition, there is no front-end sales charge on purchases of $1 million or more for Class A shares, but there is a maximum deferred sales charge of 1.00% based on the original cost of the shares or the current market value, whichever is less, if a shareholder redeems within 18 months of such purchase.
In addition, you do not pay a contingent deferred sales charge:
•On shares representing reinvested distributions and dividends
•On shares no longer subject to the contingent deferred sales charge
Each time you place a request to redeem shares, the Fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then redeem the shares in your account that have been held the longest.
If you redeem shares of the Fund and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 365 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please see “Reinstatement Privileges” section above.
Contingent deferred sales charge waivers
The contingent deferred sales charge for each share class will be waived:
•On payments made through certain systematic withdrawal plans
•On distributions from eligible Retirement Plans as defined under “Additional Share Class Eligibility Information” section below
•For Retirement Plans with omnibus accounts held on the books of the Fund
•For involuntary redemptions of small account balances
•For 12 months following the death or disability of a shareholder (as defined in the Code)
•For shares purchased through reinvestment of capital gains distributions and dividend reinvestment
•For mandatory post-retirement distributions from retirement plans or IRAs
•For tax-free returns of an excess contribution to any retirement plan
To have your contingent deferred sales charge waived, you or your Financial Intermediary must let the Fund know at the time you redeem shares that you qualify for such a waiver.
For the variations in CDSC waivers applicable to shares offered through specific Financial Intermediaries, please see Appendix A.
37

Additional Share Class Eligibility Information
Retirement Plans
“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans, employer sponsored benefit plans (including health savings accounts), other similar employer-sponsored retirement and benefit plans, and IRAs that are administered on the same IRA recordkeeping platform and that invest in the Fund through a single omnibus account with the Fund. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth IRAs (absent an exception that is explicitly described in this Prospectus), Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs or similar accounts.
Retirement Plans with omnibus accounts held on the books of the Fund can generally invest in Class A, Class C, Class FI, Class I, Class IS, and Class R shares.
Investors who rollover fund shares from a Retirement Plan into an IRA administered on the same retirement plan platform may hold and purchase shares of the Fund to the same extent as the applicable Retirement Plan.
Although Retirement Plans with omnibus accounts held on the books of the Fund are not subject to minimum initial investment requirements for any of these share classes, investment minimums may be imposed by a Financial Intermediary. Please contact your Financial Intermediary for more information.
Other Retirement Plans
“Other Retirement Plans” include Retirement Plans investing through brokerage accounts and also include Retirement Plans with direct relationships to the Fund that are neither Institutional Investors nor investing through omnibus accounts. Other Retirement Plans and individual retirement vehicles, such as IRAs, are treated like individual investors for purposes of determining sales charges and any applicable sales charge reductions or waivers.
Other Retirement Plan investors can generally invest in Class A, Class C, and Class I shares. Individual retirement vehicles may also choose between these share classes.
Clients of Eligible Financial Intermediaries
“Clients of Eligible Financial Intermediaries” are investors who invest in the Fund through Financial Intermediaries that (i) charge such investors an ongoing fee for advisory, investment, consulting or similar services, or (ii) offer Class A, Class FI, Class I, Class IS or Class R shares through a no-load network or platform (“Eligible Investment Programs”). Eligible Investment Programs may also include college savings vehicles such as Section 529 plans and direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name. The Financial Intermediary may impose separate investment minimums.
Clients of Eligible Financial Intermediaries may generally invest in Class A, Class FI, Class I or Class IS shares. Participants in Eligible Investment Programs may be able to convert Class A or Class C shares to Class I or Class IS shares. Please contact your Financial Intermediary for more information.
Institutional Investors
“Institutional Investors” may include corporations, banks, trust companies, insurance companies, investment companies, foundations, endowments, defined benefit plans and other similar entities. The Financial Intermediary may impose additional eligibility requirements or criteria to determine if an investor, including the types of investors listed above, qualifies as an Institutional Investor.
Institutional Investors may invest in Class I or Class IS shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A and Class C shares, which have different investment minimums, fees and expenses.
Class A shares — Retirement Plans
Retirement Plans may buy Class A shares. Under programs for current and prospective Retirement Plan investors sponsored by Financial Intermediaries, the front-end sales charge and contingent deferred sales charge for Class A shares are waived where:
•Such Retirement Plan’s record-keeper offers only load-waived shares
•Fund shares are held on the books of the Fund through an omnibus account
Financial Intermediaries selling Class A shares to Retirement Plans with a direct omnibus relationship with the Fund will not be paid a commission on the purchase price of Class A shares sold by them. However, for certain Retirement Plans
38

that are permitted to purchase shares at NAV, the Financial Intermediary may be paid a commission of up to 1.00% of the purchase price of the Class A shares that are purchased with regular ongoing plan contributions. Please contact your Financial Intermediary for more information.
Class C shares — Retirement Plans
Retirement Plans with omnibus accounts held on the books of the Fund may buy Class C shares at NAV without becoming subject to a contingent deferred sales charge. The Adviser does not pay Financial Intermediaries selling Class C shares to Retirement Plans with omnibus accounts held on the books of the Fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, these Financial Intermediaries may be paid an annual Rule 12b‑1 distribution and service fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them. Please see the SAI for more details.
Retirement Plan programs with exchange features in effect prior to November 20, 2006, remain eligible for exchange from Class C shares to Class A shares in accordance with the program terms. Please see the SAI for more details.
Class FI shares
Class FI shares are offered only to Clients of Eligible Financial Intermediaries and Retirement Plans.
Class I shares
Class I shares are offered only to Institutional Investors and individual investors (investing directly with the Fund) who meet the $1,000,000 minimum initial investment requirement, Retirement Plans with omnibus accounts held on the books of the Fund and certain rollover IRAs, Clients of Eligible Financial Intermediaries, investors investing through a Financial Intermediary acting solely as agent on behalf of its customers pursuant to an agreement with the Fund’s distributor, and other investors authorized by the Adviser.
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Financial Intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase Class I shares, among other share classes. In such cases your ability to hold Class I shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.
Your Financial Intermediary may reserve the right to redeem your Class I shares or convert them to Class A shares of the Fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class I shares. You may be subject to a front-end sales charge in connection with such conversion, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account. Please contact your Financial Intermediary for more information.
Certain waivers of these requirements for individuals associated with the Fund, the Adviser or its affiliates are discussed in the SAI.
Class IS shares
Class IS shares may be purchased only by Retirement Plans with omnibus accounts held on the books of the Fund (either at the plan level or at the level of the Financial Intermediary), certain rollover IRAs and Institutional Investors, Clients of Eligible Financial Intermediaries, investors investing through a Financial Intermediary acting solely as agent on behalf of its customers pursuant to an agreement with the Fund’s distributor, and other investors authorized by the Adviser. In order to purchase Class IS shares, an investor must hold its shares in one account with the Fund, which is not subject to payment of recordkeeping or similar fees by the Fund to any intermediary.
Investors who qualify as Clients of Eligible Financial Intermediaries or who participate in Eligible Investment Programs made available through their Financial Intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs) are eligible to purchase, directly or via exchange, Class IS shares, among other share classes. In such cases your ability to hold Class IS shares may be premised on your continuing participation in a fee-based advisory or mutual fund wrap program.
Your Financial Intermediary may reserve the right to redeem your Class IS shares or convert them for Class A shares of the Fund, as applicable, if you terminate your fee-based advisory or mutual fund wrap program and are no longer eligible for Class IS shares. You may be subject to a front-end sales charge in connection with such conversion, and you will be subject to the annual distribution and/or service fee applicable to Class A shares. Any redemption may generate a taxable gain or loss and significantly change the asset allocation of your account. Please contact your Financial Intermediary for more information.
39

Class R shares
Class R shares are offered only to Retirement Plans with omnibus accounts held on the books of the Fund (either at the plan level or at the level of the Financial Intermediary), to Clients of Eligible Financial Intermediaries and through Eligible Investment Programs.
You buy Class R shares at NAV with no front-end sales charge and no contingent deferred sales charge when redeemed. Financial Intermediaries receive an annual Rule 12b-1 distribution and service fee of up to 0.50% of the average daily net assets represented by the Class R shares serviced by them.
Certain waivers of these requirements for individuals associated with the Fund, the Adviser or its affiliates are discussed in the SAI.
Other considerations
Plan sponsors, plan fiduciaries and other Financial Intermediaries may choose to impose qualification requirements that differ from the Fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher distribution and service fees than otherwise would have been charged. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or Financial Intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or Financial Intermediary for more information about available share classes.
Your Financial Intermediary may not offer all share classes. Please contact your Service Agent for additional details.
Buying shares

Generally
You may buy shares at their NAV next determined after receipt by your Financial Intermediary or the transfer agent of your purchase request in good order, plus any applicable sales charge.

The Fund may not be available for sale in certain states. Prospective investors should inquire as to whether the Fund is available for sale in their state of residence.

You must provide the following information for your order to be processed:

•Name of fund being bought
•Class of shares being bought
•Dollar amount or number of shares being bought (as applicable)
•Account number (if existing account)

Through a Financial Intermediary	You should contact your Financial Intermediary to open a brokerage account and make arrangements to buy shares. Your Financial Intermediary may charge an annual account maintenance fee.
Through the Fund
Please complete the account application and send it with your check payable to the Patient Opportunity Trust to the following address:

Regular Mail
Patient Opportunity Trust
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701

Overnight Delivery
Patient Opportunity Trust
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

40

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent’s premises.

Subsequent purchases should be sent to the same address. To make additional investments once you have opened your account, write your account number on the check and send it together with the Invest by Mail form from your most recent confirmation statement received from the Transfer Agent. If you do not have the Invest by Mail form include the Fund name, your name, address, and account number on a separate piece of paper along with your check made payable to the Fund to pay for the shares.

For more information, please call the Patient Opportunity Trust at 800-655-0324 between 8 a.m. and 7 p.m. Central time (9 a.m. and 8 p.m. Eastern time).

By telephone purchase
Investors may purchase additional shares of the Fund by calling 800-655-0324. You automatically have the ability to make telephone and/or internet purchases, unless you specifically decline. If your account has been open for at least 7 business days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network through an authorized bank or through a Financial Intermediary authorized by the Fund to receive purchase orders.

You must have banking information established on your account prior to making a purchase. If your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value, plus applicable sales charge, calculated on the day your order is placed.

By wire
If you are making your initial investment in the Fund, before wiring funds, the Transfer Agent must have a completed account application. You can mail or overnight deliver your account application to the Transfer Agent at the above address. Upon receipt of your completed account application, your account will be established and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, contact the Transfer Agent. You may then instruct your bank to send the wire. Prior to sending the wire, please call the Fund at 800-655-0324 to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

U.S. Bank National Association
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
ABA No. 075000022
Credit: U.S. Bancorp Fund Services, LLC
Account No. 112-952-137
   Further Credit: Patient Opportunity Trust
   Shareholder Registration
   Shareholder Account Number

If you are making a subsequent purchase, your bank should wire funds as indicated above. Before each wire purchase, you should be sure to notify the Transfer Agent. It is essential that your bank include complete information about your account in all wire transactions. If you have questions about how to invest by wire, you may call the Transfer Agent at 800-655-0324. Your bank may charge you a fee for sending a wire payment to the Fund.

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. Neither the Fund nor U.S. Bank National Association are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system or from incomplete wiring instructions.

Through an Automatic Investment Plan (“AIP”)	You may authorize your Financial Intermediary or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Financial Intermediary, or (iii) certain money market funds, in order to buy shares on a regular basis. If you wish to enroll in the AIP, complete the appropriate section on the Account application. Your signed Account application must be received at least 7 business days prior to the initial transaction.
41

•Amounts transferred must meet the applicable minimums (see “Purchase and Sale of Fund shares”)
•Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually
•A $25 fee will be imposed if your AIP transaction is returned for any reason.
The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent sufficiently in advance of the next withdrawal. Please contact your financial institution to determine if it is an Automated Clearing House (“ACH”) network member. Your financial institution must be an ACH member in order for you to participate in the AIP.

The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please call 800-655-0324 for additional information regarding the Fund’s AIP.

For more information, please contact your Financial Intermediary or the Fund, or consult the SAI.

Redeeming shares

Generally	You may redeem shares at their NAV next determined after receipt by your Financial Intermediary or the transfer agent of your redemption request in good order, less any applicable contingent deferred sales charge. Redemptions made through your Financial Intermediary may be subject to transaction fees or other conditions as set by your Financial Intermediary.

If the shares are held by a fiduciary or corporation, partnership or similar entity, other documents may be required.
Redemption proceeds	The Fund typically sends the redemption proceeds on the next business day (a day when the NYSE is open for normal business) after the redemption request is received in good order and prior to market close, regardless of whether the redemption proceeds are sent via check, wire, or ACH transfer. While not expected, payment of redemption proceeds may take up to seven days. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law. If you did not purchase your shares with a wire payment, before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 calendar days from the purchase date.

Your redemption proceeds may be delayed, or your right to receive redemption proceeds suspended if the NYSE is closed (other than on weekends or holidays) or trading is restricted, if an emergency exists, or otherwise as permitted by order of the SEC.
If you have a brokerage account with a Financial Intermediary, your redemption proceeds will be sent to your Financial Intermediary. Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to your pre-designated bank account. There is a $15 wire charge per wire which will be deducted from your account balance on dollar specific trades or from the proceeds on complete redemptions and share specific trades. There is no charge for proceeds sent via the ACH network; however, most ACH transfers require two to three days for the bank account to receive credit. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 30 days before the redemption request. To change the bank account designated to receive wire or electronic transfers, you will be required to deliver a new written authorization and may be asked to provide other documents.

In other cases, unless you direct otherwise, your proceeds will be paid by check mailed to your address of record.

The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include paying redemption proceeds to you in whole or in part by a distribution of securities from the Fund’s portfolio (a “redemption in-kind”). You may pay transaction costs to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption.
42

By mail
Contact your Financial Intermediary or, if you hold shares directly with the Fund, write to the Fund at the following address:

Regular Mail
Patient Opportunity Trust
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701

Overnight Delivery
Patient Opportunity Trust
c/o U.S. Bank Global Fund Services
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received on the Transfer Agent’s premises.

Your written request must provide the following:

•The Fund name, the class of shares being redeemed and your account number
•The dollar amount or number of shares being redeemed
•Signature of each owner exactly as the account is registered
•Signature guarantees, as applicable (see “Additional information about transactions”)
•If you have an IRA or other retirement plan, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Telephone and/or internet purchases
You automatically have the ability to make telephone and/or internet purchases, redemptions or exchanges, unless you specifically decline. Contact your Financial Intermediary or, if you hold shares directly with the Fund, call the Fund at 800-655-0324 between 8 a.m. and 7 p.m. Central time (9 a.m. and 8 p.m. Eastern time) for more information. Please have the following information ready when you call:

•Name of Fund being redeemed
•Class of shares being redeemed
•Account number

43

•Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follows these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. The Fund may change, modify or terminate these telephone redemption privileges at any time upon at least 60 days’ written notice to shareholders. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). Telephone trades must be received by or prior to market close in order to receive that day’s NAV. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close.
Shares held in IRA or other retirement accounts may be redeemed by telephone. Investors will be asked whether or not to withhold federal income taxes from any distribution.

Systematic Withdrawal Plan (“SWP”)
You may be permitted to schedule automatic redemptions of a portion of your shares. To qualify, you must own shares of the Fund with a value of at least $10,000 ($5,000 for Retirement Plan accounts) and each automatic redemption must be at least $50.

The following conditions apply:

•Redemptions may be made monthly, every alternate month, quarterly, semi-annually or annually
•If your shares are subject to a CDSC, the charge will be required to be paid upon redemption. However, the charge will be waived if your automatic redemptions are equal to or less than 2% per month of your account balance on the date the redemptions commence, up to a maximum of 12% in one year
•You must inform your Financial Intermediary or the Transfer Agent at the time you establish your Systematic Withdrawal that you are eligible for any CDSC waiver
•You should elect to have all dividends and distributions reinvested
If you elect this method of redemption, the Fund will send a check directly to your address of record, or will send the payments directly to a pre-authorized bank account by electronic funds transfer via the ACH network. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your Fund account. This SWP may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. You may also elect to terminate your participation in this SWP at any time by contacting the Transfer Agent sufficiently in advance of the next withdrawal.

A withdrawal under the SWP involves a redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. To establish the SWP, complete the “Systematic Withdrawal Plan” section of the Fund’s account application. Please call 800-655-0324 for additional information regarding the Fund’s SWP.

44

Converting shares

Generally	Investors currently owning Class A, Class C, or Class FI shares who qualify as Clients of Eligible Financial Intermediaries and participate in Eligible Investment Programs made available through their Financial Intermediaries (such as investors in fee-based advisory or mutual fund “wrap” programs or invested through no-load networks or platforms), may be eligible to convert to Class I or Class IS shares under certain limited circumstances. Investors currently owning Class C shares who qualify as above, may convert to Class A shares under certain limited circumstances. Please refer to the section of this Prospectus titled “Additional Share Class Eligibility Information” or contact your Financial Intermediary for more information.

Investors who hold Class I or IS shares of the Fund through a fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Class I or IS shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Class I or Class IS shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.

A conversion of shares of one class directly for shares of another class of the same Fund normally should not be taxable for federal income tax purposes. You should talk to your tax advisor before making a conversion.
Additional information about transactions
When you buy or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:
•Name of the Fund
•Your account number
•In the case of a purchase, the class of shares being bought
•In the case of a redemption, the class of shares being redeemed (if you own more than one class)
•Dollar amount or number of shares being bought or redeemed
•In certain circumstances, the signature of each owner exactly as the account is registered (see “Redeeming     Shares”)
All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept postdated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. A service fee of $25 will be deducted from a shareholder’s Fund account, in addition to any loss sustained by the Fund, for any purchases that do not clear.
Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.
In certain circumstances, such as during periods of market volatility, severe weather and emergencies, shareholders may experience difficulties placing redemption orders by telephone. In that case, shareholders should consider using the Fund’s other redemption procedures described under “Redeeming Shares.”
The Transfer Agent or the Fund will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the Fund nor its agents will bear any liability for these transactions.
The Trust reserves the right in its sole discretion to:
•Suspend the continued offering of shares
•Reject any purchase order in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund
•Suspend telephone transactions
•Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted or as otherwise     permitted by the SEC
•Transfer your mutual fund account to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws
45

The Adviser reserves the right to:
•reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares
It is important that the Fund maintains a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the investor or rightful owner of the account. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws. The investor’s last known address of record determines which state has jurisdiction. Investors with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.
For your protection, the Fund or your Financial Intermediary may request additional information in connection with large redemptions, unusual activity in your account, or otherwise to ensure your redemption request is in good order. Please contact your Financial Intermediary or the Fund for more information.
Householding
In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800-655-0324 to request individual copies of documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.
Signature guarantees
A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required if you:
•Are changing ownership on your account
•Are redeeming shares and sending the proceeds to an address or bank not currently on file
•Are redeeming shares and the account address has changed within the last 15 calendar days
•Are redeeming shares and want the check paid to someone other than the account owner(s)
•Are transferring the redemption proceeds to an account with a different registration
•Make a redemption request in excess of $50,000
The Fund or the Adviser may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund, the Adviser, and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.
Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.
Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.
Anti-money laundering
In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your account application as part of the Trust’s Anti-Money Laundering Program. As requested on the account application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.
46

Mandatory redemptions for non-direct accounts
“Non-direct accounts” include omnibus accounts and accounts jointly maintained by the Financial Intermediary and the Fund.
The Fund reserves the right to ask you to bring your non-direct account up to a minimum investment amount determined by your Financial Intermediary if the aggregate value of the Fund shares in your account falls below $500 for any reason (including solely due to declines in NAV and/or failure to invest at least $500 within a reasonable period). You will be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the Fund may close your account and send you the redemption proceeds. If your share class is no longer offered, you may not be able to bring your account up to the minimum investment amount. Some shareholders who hold accounts in multiple classes of the same Fund may have those accounts aggregated for the purposes of these calculations. If your account is closed, you will not be eligible to have your account reinstated without imposition of any sales charges that may apply to your new purchase. Please contact your Financial Intermediary for more information. Any redemption of Fund shares may result in tax consequences to you (see “Taxes” for more information).
All accounts
The Fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small non-direct accounts.
Subject to applicable law, the Fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.
For more information, please contact your Financial Intermediary or the Fund or consult the SAI.
Tools to Combat Frequent Transactions
The Board has adopted policies and procedures to prevent frequent transactions in the Fund. The Fund discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm the Fund’s performance. Shareholders that purchase and hold Fund shares directly with the Fund will be restricted to no more than four “round trips” during any 12 month period. A round trip is a redemption out of the Fund followed by a purchase back into the Fund. The Fund may take other steps to reduce the frequency and effect of frequent trading activities in the Fund. These steps may include imposing a redemption fee, monitoring trading practices and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Fund makes efforts to identify and restrict frequent trading, the Fund receives purchase and sale orders through Financial Intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that the Fund believes is consistent with shareholder interests.
The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by Financial Intermediaries is limited because the Fund does not have simultaneous access to the underlying shareholder account information.
In compliance with Rule 22c-2 under the 1940 Act, the Distributor, on behalf of the Fund, has entered into written agreements with the Fund’s Financial Intermediaries, under which the intermediary must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its market timing policies.
The Fund employs fair value pricing selectively, as discussed above under “Share Price”, to ensure greater accuracy in its daily NAV and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies.
Record ownership
If you hold shares through a Financial Intermediary, your Financial Intermediary may establish and maintain your account and be the shareholder of record. In the event that the Fund holds a shareholder meeting, your Financial Intermediary, as record holder, will be entitled to vote your shares and may seek voting instructions from you. If you do not give your
47

Financial Intermediary voting instructions, your Financial Intermediary, under certain circumstances, may nonetheless be entitled to vote your shares.
Dividends, Other Distributions and Taxes
Dividends and other distributions
The Fund generally pays dividends and distributes capital gain, if any, once a year in December and at such other times as necessary. The Fund may pay additional distributions and dividends in order to avoid a federal tax.
All distributions will be reinvested in additional Fund shares unless you choose one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash.
If you hold shares directly with the Fund and you elect to receive dividends and/or distributions in cash, you have the option to receive such dividends and/or distributions via a direct deposit to your bank account by check.
If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions. You may change the distribution option on your account at any time by writing or calling the Transfer Agent at least 5 days prior to record date of the next distribution.
Please contact your Financial Intermediary or the Fund to discuss what options are available to you for receiving your dividends and other distributions.
The Board reserves the right to revise the dividend policy or postpone the payment of dividends, if warranted in the Board’s judgment, due to unusual circumstances.
Taxes
The following discussion is very general, applies only to shareholders who are U.S. persons, and does not address shareholders subject to special rules, such as those who hold fund shares through an IRA, 401(k) plan or other tax-advantaged account. Except as specifically noted, the discussion is limited to federal income tax matters, and does not address state, local, foreign or non-income taxes. Further information regarding taxes, including certain federal income tax considerations relevant to non-U.S. persons, is included in the SAI. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about federal, state, local and/or foreign tax considerations that may be relevant to your particular situation. This summary is based on current tax law, which may be changed by legislative, judicial or administrative action.
The Fund has elected and intends to continue to qualify each year for treatment as a RIC. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, the Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.
In general, the Fund intends to distribute, at least annually, substantially all of its net investment income and net capital gains. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income or qualified dividend income. Taxes on distributions of capital gains (if any) are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Sales of assets held by the Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by the Fund for one year or less generally result in short-term capital gains and losses. Distributions of the Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by the Fund as capital gain dividends will be taxable as long-term capital gains, which for non-corporate shareholders are subject to tax at reduced rates of up to 20% (lower rates apply to individuals in lower tax brackets). Distributions of short-term capital gain will generally be taxable as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional shares.
Distributions reported by the Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that the Fund received in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Certain of the Fund’s investment strategies may limit its ability to distribute dividends eligible to be treated as qualified dividend income. A portion of the dividends received from the Fund (but none of its capital gain distributions) may qualify for the dividends-received deduction for corporations.
48

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the IRS.
You may want to avoid buying shares when the Fund is about to declare a dividend or capital gain distribution because it will be taxable to you even though it may economically represent a return of a portion of your investment.
A tax is imposed at the rate of 3.8% on net investment income of U.S. individuals with income exceeding specified thresholds, and to all or a portion of undistributed net investment income of certain estates and trusts. Net investment income generally includes for this purpose dividends and capital gain distributions paid by the Fund and gain on the redemption of fund shares.
A dividend declared by the Fund in October, November or December and paid during January of the following year will, in certain circumstances, be treated as paid in December for tax purposes.
Each sale, exchange, or redemption of shares of the Fund is considered a taxable event and will generally result in capital gain or loss if you hold your Fund shares as capital assets. The gain or loss generally will be treated as short-term capital gain or loss if you held the shares twelve months or less, long term capital gain or loss if you held the shares for longer. Any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares. You are responsible for any tax liabilities generated by your transaction. The Code limits the deductibility of capital losses in certain circumstances. An exchange of shares of one class directly for shares of another class of the Fund generally should not be a taxable exchange for U.S. federal income tax purposes. You should talk to your tax adviser before making an exchange.
Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio of the Fund. If the Fund meets certain requirements with respect to its holdings, it may elect to “pass through” to shareholders foreign taxes that it pays, in which case each shareholder will include the amount of such taxes in computing gross income, but will be eligible to claim a credit or deduction for such taxes, subject to generally applicable limitations on such deductions and credits. The Fund’s investment in certain foreign securities, foreign currencies or foreign currency derivatives may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income.
The Fund may invest in U.S. REITs. REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. Under the Code, an entity that qualifies as a REIT for U.S. federal income tax purposes is generally not taxed on net income and gains it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income, and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gain) for each taxable year.
Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If the REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.
49

“Qualified REIT dividends” (i.e. ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.
REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
The Fund’s investments in Cryptocurrency ETPs, when made directly, may not produce qualifying income to the Fund for purposes of qualifying as a RIC. To the extent the Fund invests in such investments directly, the Fund intends to seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).
After the end of each year, your Financial Intermediary will provide you with information about the distributions and dividends you received and any redemption of shares during the previous year. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the Fund.
Additional information concerning taxation of the Fund and its shareholders is contained in the SAI. Tax consequences are not the primary consideration of the Fund in making investment decisions. You should consult your own tax adviser concerning federal, state and local taxation of distributions from the Fund.
50

Financial Highlights

As a result of the Reorganization, the Fund has adopted the financial and performance history of the Predecessor Fund. The financial highlights for the Predecessor Fund are included below. The information for the year ended December 31, 2023 has been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose audit report, along with the Predecessor Fund’s financial statements, are included in the Predecessor Fund’s December 31, 2023 Annual Report, which is available upon request and on the Fund’s website at www.patientcapitalmanagement.com/opportunity-trust. The information for the years ended December 31, 2019 through 2022 has been audited by the Predecessor Fund’s prior independent registered public accounting firm.
The financial highlights tables are intended to help you understand the Predecessor Fund’s financial performance for the fiscal years shown. Certain information reflects financial results for a single share. The total returns in each table represent the rate that an investor would have earned or lost on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions).
For a share of beneficial interest outstanding throughout each year ended December 31:

Class A Shares	2023	2022	2021	2020	2019
Net asset value, beginning of year	$21.67	$38.25	$39.99	$28.85	$21.54
Income (loss) from operations:
Net investment income (loss)[1]	(0.15)	(0.17)	(0.07)	(0.01)	—	[2]
Net realized and unrealized gain (loss)	8.66	(13.53)	(1.22)	11.15	7.31
Total income (loss) from operations	8.51	(13.70)	(1.29)	11.14	7.31
Less distributions from:
Net investment income	—	(0.06)	—	—	—
Net realized gain	—	(2.82)	(0.45)	—	—
Total distributions:	—	(2.88)	(0.45)	—	—
Net asset value, end of year	$30.18	$21.67	$38.25	$39.99	$28.85
Total return[3]	39.27%	-36.09%	-3.24%	38.61%	33.94%
Net assets, end of year (000s)	$650,429	$512,731	$874,473	$941,942	$705,372
Ratios to average net assets:
Gross expenses[4]	2.12%	1.53%	1.21%	1.28%	1.47%
Net expenses[4,5]	2.11	1.52	1.21	1.28	1.47
Net investment income (loss)	(0.60)	(0.59)	(0.17)	(0.04)	0.02
Portfolio turnover rate	35%	40%	55%	64%	35%
1Per share amounts have been calculated using the average shares method.
2Amount is less than $0.01 per share.
3Performance figures, exclusive of sales charges, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
4Does not include fees and expenses of the Underlying Funds in which the Fund invests.
5Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2025, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.20% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.92%, 0.33%, 0.05%, 0.10% and 0.28% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively. Excluding interest, the net expense ratios were 1.19%, 1.19%, 1.16%, 1.18% and 1.19% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

51

For a share of beneficial interest outstanding throughout each year ended December 31:

Class C Shares	2023	2022	2021	2020	2019
Net asset value, beginning of year	$19.50	$35.02	$36.92	$26.84	$20.19
Income (loss) from operations:
Net investment loss[1]	(0.31)	(0.37)	(0.37)	(0.23)	(0.29)
Net realized and unrealized gain (loss)	7.74	(12.33)	(1.08)	10.31	6.94
Total income (loss) from operations	7.43	(12.70)	(1.45)	10.08	6.65
Less distributions from:
Net realized gain	—	(2.82)	(0.45)	—	—
Total distributions:	—	(2.82)	(0.45)	—	—
Net asset value, end of year	$26.93	$19.50	$35.02	$36.92	$26.84
Total return[2]	38.10%	-36.57%	-3.95%	37.56%	32.94%
Net assets, end of year (000s)	$71,345	$71,844	$152,662	$204,214	$216,364
Ratios to average net assets:
Gross expenses[3]	2.88%	2.26%	1.95%	2.03%	2.22%
Net expenses[3,4]	2.87	2.26	1.95	2.03	2.22
Net investment loss	(1.37)	(1.35)	(0.89)	(0.88)	(1.25)
Portfolio turnover rate	35%	40%	55%	64%	35%
1Per share amounts have been calculated using the average shares method.
2Performance figures, exclusive of CDSC, may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
3Does not include fees and expenses of the Underlying Funds in which the Fund invests.
4Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2025, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.97% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.92%, 0.33%, 0.05%, 0.10% and 0.28% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively. Excluding interest, the expense ratios were 1.95%, 1.93%, 1.90%, 1.93% and 1.94% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

52

For a share of beneficial interest outstanding throughout each year ended December 31:

Class FI Shares	2023	2022	2021	2020	2019
Net asset value, beginning of year	$22.43	$39.38	$41.19	$29.74	$22.22
Income (loss) from operations:
Net investment loss[1]	(0.17)	(0.21)	(0.11)	(0.05)	(0.09)
Net realized and unrealized gain (loss)	8.96	(13.92)	(1.25)	11.50	7.61
Total income (loss) from operations	8.79	(14.13)	(1.36)	11.45	7.52
Less distributions from:
Net realized gain	—	(2.82)	(0.45)	—	—
Total distributions:	—	(2.82)	(0.45)	—	—
Net asset value, end of year	$31.22	$22.43	$39.38	$41.19	$29.74
Total return[2]	39.19%	-36.15%	-3.32%	38.50%	33.84%
Net assets, end of year (000s)	$7,967	$7,033	$14,291	$14,458	$14,026
Ratios to average net assets:
Gross expenses[3]	2.17%	1.60%	1.29%	1.35%	1.53%
Net expenses[3,4]	2.16	1.60	1.29	1.35	1.53
Net investment loss	(0.65)	(0.67)	(0.24)	(0.19)	(0.34)
Portfolio turnover rate	35%	40%	55%	64%	35%
1Per share amounts have been calculated using the average shares method.
2Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
3Does not include fees and expenses of the Underlying Funds in which the Fund invests.
4Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2025, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.26% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.92%, 0.33%, 0.05%, 0.10% and 0.28% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively. Excluding interest, the expense ratios were 1.24, 1.27%, 1.24%, 1.25% and 1.25% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

53

For a share of beneficial interest outstanding throughout each year ended December 31:

Class I Shares	2023	2022	2021	2020	2019
Net asset value, beginning of year	$24.02	$41.95	$43.73	$31.48	$23.44
Income (loss) from operations:
Net investment income (loss)[1]	(0.10)	(0.11)	0.02	0.07	0.01
Net realized and unrealized gain (loss)	9.61	(14.85)	(1.33)	12.18	8.03
Total income (loss) from operations	9.51	(14.96)	(1.31)	12.25	8.04
Less distributions from:
Net investment income	—	(0.15)	(0.02)	—	—
Net realized gain	—	(2.82)	(0.45)	—	—
Total distributions:	—	(2.97)	(0.47)	—	—
Net asset value, end of year	$33.53	$24.02	$41.95	$43.73	$31.48
Total return[2]	39.59%	-35.92%	-3.01%	38.91%	34.30%
Net assets, end of year (000s)	$646,120	$535,204	$1,135,832	$1,077,438	$736,467
Ratios to average net assets:
Gross expenses[3]	1.88%	1.27%	0.98%	1.04%	1.23%
Net expenses[3,4]	1.85	1.25	0.98	1.03	1.21
Net investment income (loss)	(0.34)	(0.33)	0.05	0.23	0.02
Portfolio turnover rate	35%	40%	55%	64%	35%
1Per share amounts have been calculated using the average shares method.
2Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
3Does not include fees and expenses of the Underlying Funds in which the Fund invests.
4Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2025, so that such annual operating expenses will not exceed 0.88%. Separately, the Adviser has agreed to waive fees and/or reimburse operating expenses such that the previously described annual operating expenses, plus intermediary servicing fees and other class-specific expenses, will not exceed 0.93% for Class I. Interest expenses were 0.92%, 0.33%, 0.05%, 0.10% and 0.28% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively. Excluding interest, the net expense ratios were 0.93%, 0.92%, 0.93%, 0.93% and 0.93% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019.
54

For a share of beneficial interest outstanding throughout each year ended December 31:

Class IS Shares	2023	2022	2021	2020	2019
Net asset value, beginning of year	$24.04	$42.05	$43.82	$31.52	$23.44
Income (loss) from operations:
Net investment income (loss)1	(0.10)	(0.07)	0.07	0.08	0.23
Net realized and unrealized gain (loss)	9.65	(14.92)	(1.35)	12.22	7.85
Total gain (loss) from operations	9.55	(14.99)	(1.28)	12.30	8.08
Less distributions from:
Net investment income	—	(0.20)	(0.04)	—	—
Net realized gain	—	(2.82)	(0.45)	—	—
Total distributions:	—	(3.02)	(0.49)	—	—
Net asset value, end of year	$33.59	$24.04	$42.05	$43.82	$31.52
Total return[2]	39.73%	-35.90%	-2.93%	39.02%	34.47%
Net assets, end of year (000s)	$570	$1,146	$795	$734	$605
Ratios to average net assets:
Gross expenses[3]	1.78%	1.30%	0.90%	0.97%	1.13%
Net expenses[3,4]	1.77	1.29	0.90	0.96	1.09
Net investment income (loss)	(0.34)	(0.23)	0.14	0.25	0.81
Portfolio turnover rate	35%	40%	55%	64%	35%
1Per share amounts have been calculated using the average shares method.
2Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
3Does not include fees and expenses of the Underlying Funds in which the Fund invests.
4Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2025, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 0.83% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.89%, 0.33%, 0.05%, 0.10% and 0.26% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively. Excluding interest, the net expense ratios were 0.88%, 0.96%, 0.85%, 0.86% and 0.83% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.

55

For a share of beneficial interest outstanding throughout each year ended December 31:

Class R Shares	2023	2022	2021	2020	2019
Net asset value, beginning of year	$21.50	$37.99	$39.82	$28.81	$21.57
Income (loss) from operations:
Net investment loss[1]	(0.22)	(0.27)	(0.20)	(0.09)	(0.14)
Net realized and unrealized gain (loss)	8.59	(13.40)	(1.18)	11.10	7.38
Total income (loss) from operations	8.37	(13.67)	(1.38)	11.01	7.24
Less distributions from:
Net realized gain	—	(2.82)	(0.45)	—	—
Total distributions:	—	(2.82)	(0.45)	—	—
Net asset value, end of year	$29.87	$21.50	$37.99	$39.82	$28.81
Total return[2]	38.93%	-36.27%	-3.48%	38.22%	33.57%
Net assets, end of year (000s)	$3,658	$3,254	$8,055	$8,195	$7,122
Ratios to average net assets:
Gross expenses[3]	2.38%	1.76%	1.47%	1.53%	1.76%
Net expenses[3,4]	2.37	1.76	1.47	1.53	1.76
Net investment loss	(0.87)	(0.90)	(0.44)	(0.32)	(0.54)
Portfolio turnover rate	35%	40%	55%	64%	35%
1.Per share amounts have been calculated using the average shares method.
2.Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.
3.Does not include fees and expenses of the Underlying Funds in which the Fund invests.
4.Effective April 30, 2020, the Adviser agreed to waive fees and/or reimburse operating expenses, (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) through April 30, 2025, so that such annual operating expenses will not exceed 0.88%. Prior to April 30, 2020, the limit was 1.55% and established at the class level (inclusive of 12b-1 and shareholder servicing fees). Interest expenses were 0.92%, 0.33%, 0.05%, 0.10% and 0.28% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively. Excluding interest, the expense ratios were 1.45%, 1.43%, 1.42%, 1.43% and 1.48% for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively.
56

Appendix A
Financial Intermediary Sales Charge Variations

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular Financial Intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales charge (load) waivers or contingent deferred (back-end) sales charge (load) (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the Fund or the purchaser’s Financial Intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge (load) waivers or discounts. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts. Please see “Choosing a class of shares to buy” on page 29 of this Prospectus for information about such waivers and discounts.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”)
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Load Waivers Available at Merrill:
•Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•Shares purchased through a Merrill investment advisory program
•Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account
•Shares of funds purchased through the Merrill Edge Self-Directed platform
•Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account
•Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement
•Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

•Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees)
•Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (1) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill
•Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22e(3))
•Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement
•Shares sold due to return of excess contributions from an IRA account
•Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to Internal Revenue Code
•Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund

A-1

Front-end Load Discounts Available at Merrill: Breakpoints, Rights of Accumulation & Letters of Intent
•Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement

•Rights of Accumulation (ROA) Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household

•Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement

A-2

Morgan Stanley Wealth Management (“Morgan Stanley”)
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•Shares purchased through a Morgan Stanley self-directed brokerage account
•Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
•Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
•Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

•Class C (i.e. level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

A-3

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James
•Shares purchased in an investment advisory program.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
•A shareholder in the Fund’s Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James
•Death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts for mandatory post-retirement distributions from retirement plans or IRAs.
•Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
•Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation
•Breakpoints as described in this prospectus.
•Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial adviser about such assets.
A-4

Janney Montgomery Scott LLC (“Janney”)

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
•Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
•Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. right of reinstatement).
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
•Shares acquired through a right of reinstatement.
•Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney
•Shares sold upon the death or disability of the shareholder.
•Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus.
•Shares purchased in connection with a return of excess contributions from an IRA account.
•Shares sold as part of a required minimum distribution for IRA and other retirement accounts or mandatory post-retirement distributions from retirement plans or IRAs.
•Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
•Shares acquired through a right of reinstatement.
•Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent
•Breakpoints as described in the fund’s Prospectus.
•Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets.
•Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial adviser about such assets.

*Also referred to as an “initial sales charge.”

A-5

Oppenheimer & Co. Inc. (“OPCO”)

Effective February 26, 2020, shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
–Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
–Shares purchased by or through a 529 Plan
–Shares purchased through a OPCO affiliated investment advisory program
–Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
–Shares purchased form the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same amount, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)
–A shareholder in the Fund’s Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
–Employees and registered representatives of OPCO or its affiliates and their family members
–Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on A, Band C Shares available at OPCO
–Death or disability of the shareholder
–Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
–Return of excess contributions from an IRA Account
–Shares sold as part of a required minimum distribution for IRA and retirement accounts or mandatory post-retirement distributions from retirement plans or IRAs
–Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
–Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
–Breakpoints as described in this prospectus
–Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial adviser about such assets
A-6

Baird

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
•Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
•A shareholder in the Fund’s Investor C Shares will have their share converted at NAV to Investor A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
•Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird
•Shares sold due to death or disability of the shareholder
•Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
•Shares bought due to returns of excess contributions from an IRA Account
•Shares sold as part of a required minimum distribution for IRA and retirement accounts or mandatory post-retirement distributions from retirement plans or IRAs
•Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
•Breakpoints as described in this prospectus
•Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of the Fund’s assets held by accounts within the purchaser’s household at Baird. Eligible Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial adviser about such assets
•Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the Fund through Baird, over a 13-month period of time

A-7

Stifel

Effective February 5, 2025, shareholders purchasing or holding Patient Opportunity Trust shares, including existing fund shareholders, through a Stifel or affiliated platform that provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge load waivers (including front-end sales charge waivers and contingent deferred, or back-end, (CDSC) sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Fund’s SAI.

CLASS A SHARES

As described elsewhere in this prospectus, Stifel may receive compensation out of the front-end sales charge if you purchase Class A shares through Stifel.

Rights of accumulation
Rights of accumulation (ROA) that entitle shareholders to breakpoint discounts on front-end sales charges will be calculated by Stifel based on the aggregated holding of eligible assets in the Patient Opportunity Trust held by accounts within the purchaser’s household at Stifel. Ineligible assets include class A Money Market Funds not assessed a sales charge. Patient Opportunity Trust assets not held at Stifel may be included in the calculation of ROA only if the shareholder notifies his or her financial advisor about such assets.

The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

Front-end sales charge waivers on Class A shares available at Stifel

•Class C shares that have been held for more than seven (7) years may be converted to Class A shares or other front-end share class(es) of the same fund pursuant to Stifel’s policies and procedures. To the extent that this prospectus elsewhere provides for a waiver with respect to the exchange or conversion of such shares following a shorter holding period, those provisions shall continue to apply.
•Shares purchased by employees and registered representatives of Stifel or its affiliates and their family members as designated by Stifel.
•Shares purchased in a Stifel fee-based advisory program, often referred to as a “wrap” program.
•Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same or other fund within the Patient Capital fund family.
•Shares purchased from the proceeds of redeemed shares of Patient Opportunity Trust so long as the proceeds are from the sale of shares from an account with the same owner/beneficiary within 90 days of the purchase. For the absence of doubt, automated transactions (i.e. systematic purchases, including salary deferral transactions and withdrawals) and purchases made after shares are sold to cover Stifel Nicolaus’ account maintenance fees are not eligible for rights of reinstatement.
•Shares from rollovers into Stifel from retirement plans to IRAs.
•Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the direction of Stifel. Stifel is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this prospectus.
•Purchases of Class 529-A shares through a rollover from another 529 plan.
•Purchases of Class 529-A shares made for reinvestment of refunded amounts.
•Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

Contingent Deferred Sales Charges Waivers on Class A and C Shares
•Death or disability of the shareholder or, in the case of 529 plans, the account beneficiary.
•Shares sold as part of a systematic withdrawal plan not to exceed 12% annually.
•Return of excess contributions from an IRA Account.
•Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations.
•Shares acquired through a right of reinstatement.
•Shares sold to pay Stifel fees or costs in such cases where the transaction is initiated by Stifel.
•Shares exchanged or sold in a Stifel fee-based program.

Share Class Conversions in Advisory Accounts
•Stifel continually looks to provide our clients with the lowest cost share class available based on account type. Stifel reserves the right to convert shares to the lowest cost share class available at Stifel upon transfer of shares into an advisory program.
A-8

Investment Adviser
Patient Capital Management, LLC
One South Street, Suite 2550
Baltimore, Maryland 21202

Distributor
Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Custodian
U.S. Bank National Association
Custody Operations
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, Pennsylvania 19103

Legal Counsel
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue NW
Washington, D.C. 20004

Privacy Notice

The Fund collects non-public information about you from the following sources:

•Information we receive about you on applications or other forms;
•Information you give us orally; and/or
•Information about your transactions with us or others

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a Financial Intermediary, including, but not limited to, a broker‑dealer, bank, or trust company, the privacy policy of your Financial Intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.
PN-1

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports (collectively, the “Shareholder Reports”) to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

The SAI and the Annual and Semi-Annual shareholder reports are available free of charge on the Fund’s website at www.patientcapitalmanagement.com/opportunity-trust. You can obtain a free copy of the SAI and the Annual and Semi-Annual shareholder reports, request other information, or make general inquiries about the Fund by calling the Fund at 800-655-0324 or by writing to:

Patient Opportunity Trust
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

Reports and other information about the Fund are available:

•Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or

•For a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811‑32859.)

Statement of Additional Information February 5, 2025

Patient Opportunity Trust

Class A	LGOAX
Class C	LMOPX
Class FI	LMOFX
Class I	LMNOX
Class IS	MVISX
Class R	LMORX

Patient Opportunity Trust
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
800-655-0324

A series of
Advisor Managed Portfolios

This Statement of Additional Information (the “SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated February 5, 2025, as may be supplemented, for the Patient Opportunity Trust (the “Fund”), a series of Advisor Managed Portfolios (the “Trust”). Patient Capital Management, LLC (the “Adviser”) is the Fund’s investment adviser. As described in this SAI, the Fund served as the surviving fund in a reorganization with the Predecessor Fund (as defined below under “The Trust”). The Predecessor Fund’s financial statements for the fiscal year ended December 31, 2023 are incorporated into this SAI by reference to the Predecessor Fund’s annual report. A copy of the Prospectus and the Predecessor Fund’s annual report may be obtained by contacting the Fund at the address or telephone number above or by visiting the Fund’s website at www.patientcapitalmanagement.com/opportunity-trust.

The Trust
The Trust is a statutory trust organized under the laws of the State of Delaware on February 16, 2023 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). This SAI relates only to the Patient Opportunity Trust. The Fund is a series of the Trust.
The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Trust’s Board of Trustees (the “Board” or the “Trustees”) to issue an unlimited number of full and fractional shares of beneficial interest, no par value per share, which may be issued in any number of series. The Trust consists of various series that represent separate investment portfolios. The Board may issue other series, the assets and liabilities of which will be separate and distinct from any other series.
Registration with the SEC does not involve supervision of the management or policies of the Fund. The Prospectus, SAI, shareholder reports and other information about the Fund are available free of charge on the EDGAR database on the SEC website at www.sec.gov. Copies of such information may be obtained from the SEC upon payment of the prescribed fee by electronic request at the following e-mail address: publicinfo@sec.gov.
The Fund is the successor to Patient Opportunity Trust, a series of Trust for Advised Portfolios, a Delaware statutory trust (the “Predecessor Fund”), as a result of a reorganization that occurred on January 19, 2024 (the “Reorganization”). Prior to the Reorganization, the Fund was a “shell” fund with no assets that had not commenced operations. The Fund adopted the performance history of the Predecessor Fund, which was also advised by the Adviser and had the same investment objective and the same strategies as the Fund. The Predecessor Fund was named “Opportunity Trust” prior to August 21, 2022, and “Miller Opportunity Trust” prior to December 19, 2022. On February 27, 2017, the Predecessor Fund became the successor to the Legg Mason Opportunity Trust (the “Prior Predecessor Fund”), a series of Legg Mason Investment Trust, a Maryland statutory trust. Prior to April 30, 2012, when the Prior Predecessor Fund was redomiciled as a series of Legg Mason Investment Trust, the Prior Predecessor Fund was a series of Legg Mason Investment Trust, Inc. which was an open-end management investment company established as a Maryland corporation. For the period from October 5, 2009 through May 10, 2013, the Fund was known as Legg Mason Capital Management Investment Trust.
Investment Objective and Policies
The following information supplements the information concerning the Fund’s investment objective, policies and limitations found in the Prospectus.
The Fund’s investment objective is to seek long-term growth of capital. This investment objective is non-fundamental and may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders.
The Fund is non-diversified under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.
Investment Restrictions
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority of a Fund’s outstanding voting securities” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of a Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of a Fund. In complying with its fundamental and non-fundamental investment restrictions, the Fund will aggregate its direct investments with the Subsidiary’s (defined below) investments when testing for compliance with each investment restriction of the Fund.
The Fund’s fundamental policies are as follows:
1.Borrowing: The Fund may not borrow money, except (1) in an amount not exceeding 33 1/3% of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls;
2.Underwriting: The Fund may not engage in the business of underwriting the securities of other issuers, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the Fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933 (the “1933 Act”);
3.Loans: The Fund may not lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to Financial Intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests;
4.Senior Securities: The Fund may not issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions;
5.Real Estate: The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests;
6.Commodities: The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities;
7.Concentration: The Fund may not make any investment if, as a result, the Fund’s investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry or group of industries. This restriction does not limit the Fund’s investment in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements with respect thereto, or tax exempt municipal securities issued by governments or their political sub divisions, excluding private activities, municipal debt securities whose principal and interest payments are derived principally from the assets and revenues of a of a non-governmental entity.
With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. As discussed below in the “Senior Securities” section, the 1940 Act prohibits the Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. The Fund may also borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by the Fund can increase the speculative character of the Fund’s outstanding shares through leveraging. Leveraging of the Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the Fund’s net assets remain the same, the total risk to investors is increased to the extent of the Fund’s gross assets. Certain types of transactions involve a commitment by a fund to deliver money or securities in the future, including transactions in when-issued, forward settling, and non-standard settlement cycle securities. Such transactions would be deemed not to involve a senior security (i.e., would not be considered a derivatives transaction), provided that (i) the fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date. If such a transaction were considered to be a derivatives transaction, it would be subject to the requirements of Rule 18f-4 under the 1940 Act. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. The Fund will monitor the level of borrowing in its portfolio and will make necessary adjustments to maintain the required asset coverage on an ongoing basis.
With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry or group of industries. The SEC has stated that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry or group of industries may be particularly susceptible to adverse events affecting that industry or group of industries and may be more risky than a fund that does not concentrate in an industry or group of industries. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry or group of industries. The policy also will be interpreted to give broad authority to the Fund as to how to classify issuers within or among industries or a group of industries. A type of investment (e.g., equity securities, fixed-income securities, investment companies, etc.) will not be considered to be an industry or group of industries under the policy. When identifying industries for purposes of its concentration policy, the Fund may rely upon available industry classifications. When determining compliance with its concentration policy, the Fund will consider the investments of any underlying investment companies in which the Fund invests to the extent the Fund has sufficient information about the holdings of such underlying investment companies.
Unless otherwise stated, the Fund’s investment policies and limitations are non-fundamental and may be changed by the Board without shareholder approval. The following are some of the non-fundamental investment limitations that the Fund currently observes:
1.Borrowing: The Fund may not borrow money for investment purposes except from banks in an amount not exceeding 10% of the Fund’s net assets. The Fund may not borrow money from a non-bank except for temporary borrowings, including borrowings to facilitate shareholder redemptions, in an amount not exceeding 5% of the Fund’s total assets. Temporary borrowings are not considered to be for investment purposes and are separate from the Fund’s 10% limitation. Compliance with the 10% limit applicable to borrowing for investment purposes is measured as of the time of the borrowing. Borrowing is subject to compliance with 1940 Act percentage limitations applicable to all borrowing.
2.Margin Purchases: The Fund may not buy securities on “margin,” except for short-term credits necessary for clearance of portfolio transactions and except that the Fund may make margin deposits in connection with the use of futures contracts, options, forward contracts, swaps, caps, floors, collars, and other financial instruments; nothing in this limitation is intended to limit the extent to which the Fund may utilize bank borrowings for investment purposes.
Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth in the Prospectus or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in the relevant parameters will not be considered to be outside the limitation, unless otherwise noted above. An investment will be deemed to have been made at the time the Fund enters into a binding commitment to complete the investment.
Investment in the Subsidiary
The Fund may invest up to 25% of its assets in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). It is expected that the Subsidiary will invest primarily in exchange-traded products that are registered under the Securities Act of 1933 and which invest primarily in cryptocurrencies (“Cryptocurrency ETPs”), commodity futures and options, and other commodity-linked derivative instruments. In addition, the Subsidiary may also invest in financial futures, options and swaps, fixed income securities and structured notes, and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions. As a result, the Fund may be considered to be investing indirectly in these investments through the Subsidiary. For that reason, and for the sake of convenience, references in this SAI to the Fund may also include the Subsidiary. The Subsidiary’s key financial information is presented with that of the Fund in the form of consolidated financial statements included in the Fund’s Form N-CSR filings. Copies of the Fund’s Financial Statements and Financial Highlights are provided without charge upon request.
The Subsidiary is a company organized under the laws of the Cayman Islands, whose registered office is located at the offices of Maples and Calder, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, Cayman Islands. The Subsidiary’s affairs are overseen by its own board of directors consisting of three directors.
The Subsidiary has entered into a separate contract with the Adviser for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays the Adviser a management fee for its services. The Adviser has contractually agreed to waive the entire management fee it charges to the Subsidiary. As a result, the Fund's investment in the Subsidiary will not result in the Fund paying duplicative management fees. The Subsidiary will bear the fees and expenses incurred in connection with the custody, transfer agency, and audit services that it receives, which are specific to the Subsidiary and its operations and not duplicative of services provided to the Fund. The Fund expects that the expenses borne by its Subsidiary will not be material in relation to the value of the Fund’s assets. Please refer to the section in this SAI titled “Tax Treatment of Complex Securities” for information about certain tax aspects of the Fund’s investment in the Subsidiary.
The Subsidiary is not registered as an investment company under the 1940 Act, and as a result, the Fund, as the sole shareholder of the Subsidiary, will not have all of the protections offered to investors in registered investment companies. As noted elsewhere in this SAI, however, the Subsidiary has agreed to be subject to certain provisions of the 1940 Act that further investor protection. With respect to its contract with the Subsidiary, the Adviser complies with the provisions of the 1940 Act relating to investment advisory contracts (Section 15). The Subsidiary has agreed to comply with the 1940 Act's restrictions under Section 17 related to custody and Section 18 related to leverage and borrowing. In addition, because the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are each managed by the Adviser, it is unlikely that the Subsidiary will take action contrary to the interests of the Fund or the Fund's shareholders. The Board has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Also, in managing the Subsidiary’s portfolio, the Adviser will be subject to the same fundamental and certain other investment restrictions (except for the restriction on the purchase and sale of commodities and commodities contracts applicable to the Fund) and will follow substantially the same compliance policies and procedures as the Fund to the extent they are applicable to the activities of the Subsidiary.
The Commodity Futures Trading Commission (the “CFTC”) regulates the trading of commodity interests, including commodity futures contracts, options on commodity futures, and swaps (which includes cash-settled currency forwards and swaps).
Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. For example, the Cayman Islands do not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
Investment Strategies and Risks
Non-Diversification
The Fund is non-diversified under the 1940 Act, which means that there is no restriction as to how much the Fund may invest in the securities of any one issuer. However, to qualify for tax treatment as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to comply, as of the end of each taxable quarter, with certain diversification requirements imposed by the Code such that, at the end of each taxable quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, in the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.” As a non-diversified investment company, the Fund may be subject to greater risks than diversified companies because of the larger impact of fluctuation in the values of securities of fewer issuers.
Percentage Limitations
Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, any subsequent change in values, net assets or other circumstances will not be considered in determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not buy. If this happens the Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.
The Fund may employ several investment strategies, each of which is subject to certain risks, as discussed below:
Illiquid Investments and Restricted Securities
The Fund may not acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If illiquid investments exceed 15% of the Fund’s net assets, certain remedial actions will be taken as required by Rule 22e-4 under the 1940 Act and the Fund’s policies and procedures.
Restricted securities are securities subject to legal or contractual restrictions on their resale, such as private placements. Such restrictions might prevent the sale of restricted securities at a time when the sale would otherwise be desirable. Under SEC regulations, certain restricted securities acquired through private placements can be traded freely among qualified purchasers. While restricted securities are generally classified as illiquid, the SEC has stated that an investment company’s board of directors, or its investment adviser acting under authority delegated by the board, may determine that a security eligible for trading under this rule is “liquid.” The Fund intends to rely on this rule, to the extent appropriate, to deem specific securities acquired through private placement as “liquid.” The Board has delegated to the Adviser, pursuant to guidelines established by the Board, the responsibility for determining whether a particular security eligible for trading under this rule is “liquid.” Investing in these restricted securities could have the effect of increasing the Fund’s illiquidity if qualified purchasers become, for a time, uninterested in buying these securities.
Restricted securities may be sold only (1) pursuant to SEC Rule 144A or another exemption, (2) in privately negotiated transactions or (3) in public offerings with respect to which a registration statement is in effect under the 1933 Act. Rule 144A securities, although not registered in the U.S., may be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. As noted above, the Adviser, acting pursuant to guidelines established by the Board, may determine that some Rule 144A securities are liquid. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a restricted security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.
Illiquid investments may be difficult to value, and the Fund may have difficulty disposing of such investments promptly. The Fund does not consider non-U.S. securities to be restricted if they can be freely sold in the principal markets in which they are traded, even if they are not registered for sale in the U.S.
Senior Securities
The 1940 Act prohibits the issuance of senior securities by a registered open-end fund with one exception. The Fund may borrow from banks provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings of the Fund. The Fund’s non-bank borrowings for temporary purposes only, in an amount not exceeding 5% of the value of the total assets of the Fund at the time the borrowing is made, are not deemed to be an issuance of a senior security. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain an “asset coverage” of at least 300% of the amount of its borrowings, provided that in the event that the Fund’s asset coverage falls below 300%, the Fund is required to reduce the amount of its borrowings so that it meets the 300% asset coverage threshold within three days (not including Sundays and holidays).
The Fund may utilize various investment techniques that may give rise to an obligation of the Fund to make a future payment. Such investment techniques include, among other things, when-issued securities, futures and forward contracts, short options positions and repurchase agreements. In accordance with Rule 18f-4 under the 1940 Act, when a fund engages in reverse repurchase agreements and similar financing transactions, the fund may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivative transactions” under Rule 18f-4 and comply with Rule 18f-4 with respect to such transactions.
Equity Investments
The Fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter (OTC) common and preferred stocks, warrants and rights, securities convertible into common stocks, and securities of other investment companies and of real estate investment trusts (“REITs”). Equity securities fluctuate in price based on changes in a company’s financial condition and overall market and economic conditions. The value of a particular security may decline due to factors that affect a particular industry or industries, such as an increase in production costs, competitive conditions or labor shortages; or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. The value of an equity security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of a company’s equity securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer or changes in government regulations affecting the issuer or the competitive environment.
Foreign Securities
The Fund may invest in the securities of foreign issuers, foreign currencies and securities of U.S. issuers with substantial foreign operations (collectively, “foreign investments”). Foreign investments present certain risks, including those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in countries with developing economies and securities markets, also known as “emerging markets.” Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers and transactions in securities of foreign issuers may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.
The costs associated with investment in the securities of foreign issuers, including withholding taxes, brokerage commissions and custodial fees, may be higher than those associated with investment in domestic issuers. In addition, foreign investment transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return can be earned thereon. The inability of the Fund to make intended investments due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in liability to the purchaser. Some emerging markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions.
Since the Fund may invest in securities denominated in currencies other than the U.S. dollar and since the Fund may hold foreign currencies, it may be affected favorably or unfavorably by exchange control regulations or changes in exchange rates between such currencies and the U.S. dollar. Changes in the currency exchange rates may influence the value of the Fund’s shares, and may also affect the value of dividends and interest earned by the Fund and gains and losses realized by the Fund. Exchange rates are determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments, other economic and financial conditions, government intervention, speculation and other factors.
Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging markets. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by economic conditions, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Because of the high levels of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates can significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports, which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risks (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.
To the extent an emerging market country faces a liquidity crisis with respect to its foreign exchange reserves, it may increase restrictions on the outflow of any foreign exchange. Repatriation is ultimately dependent on the ability of the Fund to liquidate its investments and convert the local currency proceeds obtained from such liquidation into U.S. dollars. Where this conversion must be done through official channels (usually the central bank or certain authorized commercial banks), the ability to obtain U.S. dollars is dependent on the availability of such U.S. dollars through those channels, and if available, upon the willingness of those channels to allocate those U.S. dollars to the Fund. In such a case, the Fund’s ability to obtain U.S. dollars may be adversely affected by any increased restrictions imposed on the outflow of foreign exchange. If the Fund is unable to repatriate any amounts due to exchange controls, it may be required to accept an obligation payable at some future date by the central bank or other governmental entity of the jurisdiction involved. If such conversion can legally be done outside official channels, either directly or indirectly, the Fund’s ability to obtain U.S. dollars may not be affected as much by any increased restrictions except to the extent of the price which may be required to be paid for the U.S. dollars.
Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context.
The securities markets of emerging markets are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets; enforcement of existing regulations has been extremely limited. Investing in the securities of companies in emerging markets may entail special risks relating to the potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, the Fund could lose its entire investment in any such country.
The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Fund’s portfolio securities in such markets may not be readily available.
Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. In addition, it may be difficult for the Fund to pursue claims against a foreign issuer in the courts of a foreign country. Investing in emerging market countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging market country, the Fund could lose its entire investment in that country. Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit the Fund’s investment in those markets and may increase the expenses of the Fund. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the Fund’s operation. Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely and significantly by economic conditions in the countries with which they trade. Whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic, financial and other difficulties, the value and liquidity of the Fund’s investments may be negatively affected by the conditions in the countries experiencing the difficulties.
Europe—Recent Events. In January 2020 the United Kingdom left the European Union (“Brexit”), highlighting political divisions within the United Kingdom and between the United Kingdom and European Union. As a consequence of Brexit, there has been uncertainty in both United Kingdom and European markets and the broader world economy. Markets, specifically in the United Kingdom and European Union, may be impacted, leading to increased volatility, lower liquidity, and slower economic growth that could potentially have an adverse effect on the value of the Fund’s investments.
Foreign Currency Exposure
The Fund may invest in securities of foreign issuers which are denominated in foreign currencies and may temporarily hold uninvested cash in bank deposits in foreign currencies. Accordingly, the strength or weakness of the U.S. dollar against such foreign currencies may impact the Fund’s investment performance. The rate of exchange between the U.S. dollar and other currencies is determined by several factors, including the supply and demand for particular currencies, central bank efforts to support particular currencies, government intervention, speculation, the relative movement of interest rates, the pace of business activity in other countries and the United States, speculation and other economic and financial conditions affecting the world economy. The Fund may also be affected favorably or unfavorably by exchange control regulations.
A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of the Fund’s holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in the Fund’s net asset value (“NAV”) and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Fund. Moreover, if the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between receipt of the income and its conversion to U.S. dollars, the

Fund may be required to liquidate securities in order to make distributions if it has insufficient cash in U.S. dollars to meet distribution requirements.
Fluctuations in currency exchange rates may affect the performance of emerging market issuers in which the Fund invests without regard to the effect such fluctuations have on income received or gains realized by the Fund. Given the level of foreign-denominated debt owed by many emerging market countries, fluctuating exchange rates significantly affect the debt service obligations of those countries. This could, in turn, affect local interest rates, profit margins and exports which are a major source of foreign exchange earnings. Although it might be theoretically possible to hedge for anticipated income and gains, the ongoing and indeterminate nature of the foregoing risk (and the costs associated with hedging transactions) makes it virtually impossible to hedge effectively against such risks.
Debt Securities
The Fund may invest in the debt securities of governmental or corporate issuers. Corporate debt securities may pay fixed or variable rates of interest, or interest at a rate contingent upon some other factor, such as the price of some commodity. These securities may be convertible into preferred or common equity, or may be bought as part of a unit containing common stock.
The prices of debt securities fluctuate in response to perceptions of the issuer’s creditworthiness and also tend to vary inversely with market interest rates. The value of such securities is likely to decline in times of rising interest rates. Conversely, when rates fall, the value of these investments is likely to rise. The longer the time to maturity the greater are such variations. Shorter maturity portfolios generally will not generate as high a level of total return as longer maturity portfolios (assuming that long-term interest rates are higher than short-term, which is commonly the case).
Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the Fund reinvests the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.
Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.
The Fund may purchase debt securities from the issuers or may purchase participation interests in pools of these obligations from banks or other financial institutions. Variable and floating rate obligations usually carry demand features that permit the Fund to sell the obligations back to the issuers or to financial intermediaries at par value plus accrued interest upon short notice at any time or prior to specific dates. The inability of the issuer or financial intermediary (banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries) (each called a “Financial Intermediary”) to repurchase an obligation on demand could affect the liquidity of the Fund’s portfolio. Frequently, obligations with demand features are secured by letters of credit or comparable guarantees. Floating and variable rate obligations which do not carry unconditional demand features that can be exercised within seven days or less are deemed illiquid unless the Board determines otherwise. The Fund’s investment in illiquid floating and variable rate obligations would be limited to the extent that it is not permitted to invest more than 15% of the value of its net assets in illiquid investments.
Fixed income securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The Fund may also invest without limit in unrated securities.
Generally, debt securities rated below BBB by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or Fitch Ratings (“Fitch”), below Baa by Moody’s Investors Service, Inc. (“Moody’s”), and unrated securities of comparable quality, are considered below investment grade, but offer a higher current yield than that provided by higher grade issues, but also involve higher risks. S&P, Moody’s and Fitch are collectively recognized by the Adviser as Nationally Recognized Statistical Rating Organizations (“NRSRO”). Such securities are commonly referred to as “junk bonds.” Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such issuers to make principal and interest payments than is the case for issuers of higher grade debt securities. Debt securities rated C by Moody’s, S&P or Fitch are bonds on which no interest is being paid and that can be regarded as having extremely poor prospects of ever attaining any real investment standing. However, debt securities, regardless of their ratings, generally have a higher priority in the issuer’s capital structure than do equity securities. The ratings of S&P, Moody’s and Fitch represent the opinions of those agencies. Such ratings are relative and subjective, and are not absolute standards of quality. Unrated debt securities are not necessarily of lower quality than rated securities, but they may not be attractive to as many buyers. A description of the ratings assigned to corporate debt obligations by Moody’s, S&P and Fitch is included in Appendix A to this SAI.
The Adviser considers bonds to be below investment grade if they are rated below Baa/BBB by all three NRSROs, or unrated securities determined by the adviser to be of comparable quality. The adviser will consider a security’s quality and credit rating when determining whether such security is an appropriate investment. Subject to its investment objective, policies and applicable law, the Fund may purchase a security with the lowest rating.
In addition to ratings assigned to individual bond issues, the Adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Fund invests are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial conditions of the issuer, the size of the offering, the maturity of the obligation and its rating. There may be a wide variation in the quality of bonds, both within a particular classification and between classifications. A bond issuer’s obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of bond issuers to meet their obligations for the payment of principal and interest. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) are analyzed by the Adviser to determine, to the extent possible, that the planned investment is sound.
If an investment grade security purchased by the Fund is subsequently given a rating below investment grade, the Adviser will consider that fact in determining whether to retain that security in the Fund’s portfolio, but is not required to dispose of it.
Risks of lower-rated securities. A lower-rated debt security may be callable, i.e., subject to redemption at the option of the issuer at a price established in the security’s governing instrument. If a debt security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security or sell it to a third party. Either of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective because, for example, the Fund may be able to reinvest the proceeds only in securities with lower yields or may receive a price upon sale that is lower than it would have received in the absence of the redemption. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund’s investment portfolio and increasing the exposure of the Fund to the risks of lower-rated securities.
At certain times in the past, the prices of many lower-rated securities declined, indicating concerns that issuers of such securities might experience financial difficulties. At those times, the yields on lower-rated securities rose dramatically, reflecting the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur.
The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold, and may make it difficult for the Fund to obtain market quotations daily. If market quotations are not available, these securities will be valued by a method that the Board believes accurately reflects fair value. Judgment may play a greater role in valuing lower-rated debt securities than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.
Although the prices of lower-rated bonds are generally less sensitive to interest rate changes than are higher-rated bonds, the prices of lower-rated bonds may be more sensitive to adverse economic changes and developments regarding the individual issuer. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of the prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.
Adverse economic developments can disrupt the market for lower-rated securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. Lower-rated securities are especially affected by adverse changes in the industries in which the issuers are engaged and by changes in the financial condition of the issuers. Highly leveraged issuers may also experience financial stress during periods of rising interest rates. In addition, the secondary market for lower-rated securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Fund could find it more difficult to sell these securities without adversely affecting the market price, or may be able to sell the securities only at prices lower than if such securities were widely traded.
When-Issued Securities
The Fund may enter into commitments to purchase securities on a when-issued basis. When the Fund purchases securities on a when-issued basis, it assumes the risks of ownership at the time of the purchase, not at the time of receipt. However, the Fund does not have to pay for the obligations until they are delivered to it, and no interest accrues to the Fund until they are delivered. Use of this practice could have a leveraging effect on the Fund.
The Fund may sell the securities underlying a when-issued purchase, which may result in capital gains or losses.
Preferred Stock
The Fund may invest in preferred stock. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets, but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors. Shareholders of preferred stock may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under normal circumstances, preferred stock does not carry voting rights.
Warrants and Rights
The Fund may purchase warrants and rights. Warrants or rights may be acquired separately, or as part of a unit or attached to securities at the time of purchase, and may be deemed to be with or without value. Warrants and rights may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants and rights basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants and rights differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. Rights are similar to warrants but typically are issued by a company to existing holders of its stock and provide those holders the right to purchase additional shares of stock at a later date. Rights also normally have a shorter duration than warrants. The prices of warrants and rights do not necessarily move parallel to the prices of the underlying securities. If the market price of the underlying security does not exceed the exercise price of the warrant or right plus the cost thereof before the expiration date, the Fund could sustain losses on transactions in warrants that would require the Fund to forgo a portion or all of the benefits of advantageous change in the market price of the underlying security. Warrants may be purchased with values that vary depending on the change in value of one or more specified indexes (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.
Convertible Securities
A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, convertible securities ordinarily provide a stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower than the yield of non-convertible debt. Convertible securities are usually subordinated to comparable-tier nonconvertible securities, but rank senior to common stock in a corporation’s capital structure.
The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted or exchanged into the underlying common stock. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that nonconvertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument, which may be less than the ultimate conversion or exchange value. If a convertible security held by the Fund is called for redemption, the Fund will be required to (1) permit the issuer to redeem the security (2) convert it into the underlying common stock or (3) sell it to a third party.
Many convertible securities are rated below investment grade or, if unrated, are considered of comparable quality by the Adviser. Moody’s describes securities rated “Ba” as having speculative elements and subject to substantial credit risk.
If a convertible security held by the Fund is called for redemption, the Fund will be required to convert or exchange it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its objective.
Asset-Backed Securities (“ABS”) and Mortgage-Related and Mortgage-Backed Securities (“MBS”)
The Fund may purchase asset-backed, mortgage-related and MBS. MBS, including collateralized mortgage obligations (“CMOs”) and certain stripped MBS, represent a participation in, or are secured by, mortgage loans. ABS are structured like MBS, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, company receivables or other assets. The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed or MBS depends on, among other things, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses, and the actual prepayment experience on the underlying assets. The Fund may invest in any such instruments or variations as may be developed, to the extent consistent with its investment objectives and policies and applicable regulatory requirements. In general, the collateral supporting ABS is of a shorter maturity than mortgage loans and is likely to experience substantial prepayments.
Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-backed securities. In that event, the Fund may be unable to invest the proceeds from the early payment of the mortgage-backed securities in an investment that provides as high a yield as the MBS. Consequently, early payment associated with MBS may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of MBS. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of MBS. If the life of a mortgage-backed security is inaccurately predicted, the Fund may not be able to realize the expected rate of return.
Adjustable rate mortgage securities (“ARMs”), like traditional MBS, are interests in pools of mortgage loans that provide investors with payments consisting of both principal and interest as mortgage loans in the underlying mortgage pool are paid off by the borrowers. Unlike fixed-rate MBS, ARMs are collateralized by or represent interests in mortgage loans with variable rates of interest. These interest rates are reset at periodic intervals, usually by reference to an interest rate index or market interest rate. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on, among other things, changes in market interest rates or changes in the issuer’s creditworthiness. Because the interest rates are reset only periodically, changes in the interest rate on ARMs may lag changes in prevailing market interest rates. Also, some ARMs (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security. As a result, changes in the interest rate on an ARM may not fully reflect changes in prevailing market interest rates during certain periods.
The Fund may also invest in hybrid ARMs, whose underlying mortgages combine fixed-rate and adjustable rate features.
Mortgage-backed and ABS are less effective than other types of securities as a means of locking in attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. The automatic interest rate adjustment feature of mortgages underlying ARMs likewise reduces the ability to lock-in attractive rates. As a result, mortgage-backed and ABS may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.
At times, some mortgage-backed and ABS will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.
CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.
Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for certain investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other MBS. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.
Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, MBS backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults or the increased risk of default.
The risks associated with other ABS (including in particular the risks of issuer default and of early prepayment) are generally similar to those described for CMOs. In addition, because ABS generally do not have the benefit of a security interest in the underlying assets comparable to a mortgage, ABS present certain additional risks that are not present with MBS. The ability of an issuer of ABS to enforce its security interest in the underlying assets may be limited. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property.
ABS may be collateralized by the fees earned by service providers. The values of ABS may be substantially dependent on the servicing of the underlying asset and are therefore subject to risks associated with the negligence or malfeasance by their servicers and to the credit risk of their servicers. In certain circumstances, the mishandling of related documentation may also affect the rights of the security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in added costs and delays in addition to losses associated with a decline in the value of the underlying assets. For the purposes of each Fund’s concentration policy, ABS (a) do not represent interests in any particular “industry”; and (b) will be classified in a consistent manner deemed reasonable by the Fund.

Loans
Loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. The Fund may acquire an interest in loans through the primary market by acting as one of a group of lenders of a loan. The primary risk in an investment in loans is that the borrower may be unable to meet its interest and/or principal payment obligations. The occurrence of such a default with regard to a loan in which the Fund had invested would have an adverse effect on the Fund’s NAV. In addition, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in the Fund’s NAV. Other factors, such as rating downgrades, credit deterioration, or large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity could reduce the value of loans, impairing the Fund’s NAV. Loans in which the Fund may invest may be collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans which hold a more senior position in the borrower’s capital structure or that are secured with collateral.
In the case of collateralized senior loans, however, there is no assurance that sale of the collateral would raise enough cash to satisfy the borrower’s payment obligation or that the collateral can or will be liquidated. As a result, the Fund might not receive payments to which it is entitled and thereby may experience a decline in the value of its investment and its NAV. In the event of bankruptcy, liquidation may not occur and the court may not give lenders the full benefit of their senior positions. If the terms of a senior loan do not require the borrower to pledge additional collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the borrower’s obligations under the senior loans. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of bankruptcy of the borrower.
The Fund may also acquire an interest in loans by purchasing participations (“Participations”) in and/or assignments (“Assignments”) of portions of loans from third parties. By purchasing a Participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a borrower. Participations typically will result in the Fund’s having a contractual relationship only with the lender and not the borrower. The Fund will have the right to receive payments or principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the Participation.
When the Fund purchases Assignments from lenders, the Fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the lender from which the Fund is purchasing the Assignments.
Certain of the Participations or Assignments acquired by the Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.
The Fund may acquire loans of borrowers that are experiencing, or are more likely to experience, financial difficulty, including loans of borrowers that have filed for bankruptcy protection. Although loans in which the Fund will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a senior loan.
In addition, the Fund may have difficulty disposing of its investments in loans. The liquidity of such securities is limited and the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular loans or Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for loans also may make it more difficult for the Fund to assign a value to those securities for purposes of valuing the Fund’s investments and calculating its NAV.

Structured Notes and Related Instruments
“Structured” notes and other related instruments are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indexes reflecting bonds. Structured instruments may be issued by corporations, including banks, as well as by governmental agencies and frequently are assembled in the form of medium-term notes, but a variety of forms is available and may be used in particular circumstances. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but ordinarily not below zero) to reflect changes in the embedded index while the instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Investment in indexed securities and structured notes involves certain risks, including the credit risk of the issuer and the normal risks of price changes in response to changes in interest rates. Further, in the case of certain indexed securities or structured notes, a decline in the reference instrument may cause the interest rate to be reduced to zero, and any further declines in the reference instrument may then reduce the principal amount payable on maturity. Finally, these securities may be less liquid than other types of securities, and may be more volatile than their underlying reference instruments.
Stripped Securities
The Fund may invest in stripped securities. Stripped securities are created by separating bonds into their principal and interest components (commonly referred to as “IOs” and “POs”) and selling each piece separately. Stripped securities are more volatile than other fixed income securities in their response to changes in market interest rates. The value of some stripped securities moves in the same direction as interest rates, further increasing their volatility.
Zero Coupon Bonds
Corporate debt securities and municipal obligations include so-called “zero coupon” bonds. Zero coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. The value of these types of bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. These types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payments of interest. Even though these type of bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.
Securities of Other Investment Companies
The Fund may invest in the securities of other investment companies, including open-end mutual funds, exchange-traded funds, closed-end funds (including, business development companies (“BDCs”)), unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.
In addition, investing in the securities of other investment companies involves certain other risks, costs and expenses for the Fund. If the Fund invests in another investment company, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses incurred by the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company, including a BDC, may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the NAV of the fund’s assets. BDCs are publicly-traded mezzanine/private equity funds that typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for capital raising. BDCs invest in such diverse industries as health care, chemical and manufacturing, technology and service companies. BDCs are unique in that at least 70% of their investments must be made in private and certain public U.S. businesses, and BDCs are required to make available significant managerial assistance to their portfolio companies. BDCs carry risks similar to those of a private equity or venture capital fund. BDCs are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. BDCs may employ the use of leverage in their portfolios through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises. Closed-end investment companies and BDCs are not taxed on income distributed to their shareholders, provided they comply with the applicable requirements of the Code, and often offer a yield advantage over other types of securities. Shares of closed-end investment companies are traded on exchanges and may trade at either a premium or discount to net asset value. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of closed-end investment companies.

The Fund may also invest in the securities of private investment companies, including “hedge funds” and “private equity funds,” subject to the Fund’s non-fundamental policy prohibiting it from purchasing or otherwise acquiring such securities if, as a result, more than 15% of its net assets would be invested in securities that are illiquid. As with investments in other investment companies, if the Fund invests in a private investment company, the Fund will be charged its proportionate share of the advisory fees including incentive compensation and other operating expenses of such company. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the Fund. In addition, private investment companies are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment companies are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the Fund to sell its shares at an advantageous price and time. Finally, because shares of private investment companies are not publicly traded, a fair value for the Fund’s investment in these companies typically will have to be determined under policies approved by the Board.
Section 12(d)(1)(A) of the 1940 Act normally prohibits a fund from purchasing (1) more than 3% of the total outstanding voting stock of another fund; (2) securities of another fund having an aggregate value in excess of 5% of the value of the acquiring fund; and (3) securities of the other fund and all other funds having an aggregate value in excess of 10% of the value of the total assets of the acquiring fund. Subject to certain conditions, there are exceptions to these limitations provided by the 1940 Act and the rules thereunder as well as by exemptive relief granted by the SEC.
The Fund will invest in the securities of other investment companies, including private investment companies, when, in the Adviser’s judgment, the potential benefits of the investment justify the expense and risk of investing in such investment companies.
Securities of Exchange-Traded Funds
Shares of ETFs are traded on an exchange and hold a portfolio of securities or other financial instruments (the “Underlying Assets”). The Underlying Assets are typically selected to correspond to the securities that comprise a particular broad based sector or international index, or to provide exposure to a particular industry sector or asset class. “Short ETFs” seek a return similar to the inverse, or a multiple of the inverse, of a reference index. Short ETFs carry additional risks because their Underlying Assets may include a variety of financial instruments, including futures and options on futures, options on securities and securities indexes, swap agreements and forward contracts, and may engage in short sales. An ETF’s losses on short sales are potentially unlimited; however, the Fund’s risk would be limited to the amount it invested in the ETF.
Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout the trading day, bought and sold based on market prices rather than NAV. Shares can trade at either a premium or discount to NAV. The portfolios held by ETFs are publicly disclosed on each trading day and an approximation of actual NAV is disseminated throughout the trading day. Because of this transparency, the trading prices of ETFs tend to closely track the actual NAV of the Underlying Assets and the Fund will generally gain or lose value depending on the performance of the Underlying Assets. In the future, as new products become available, the Fund may invest in ETFs that do not have this same level of transparency and, therefore, may be more likely to trade at a larger discount or premium to actual NAVs. Gains or losses on the Fund’s investment in ETFs will ultimately depend on the purchase and sale price of the ETF. An active trading market for an ETF’s shares may not develop or be maintained and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
An investment in an ETF involves risks similar to investing directly in the Underlying Assets, including the risk that the value of the Underlying Assets may fluctuate in accordance with changes in the financial condition of their issuers, the value of securities and other financial instruments generally, and other market factors.
The performance of an ETF will be reduced by transaction and other expenses, including fees paid by the ETF to service providers. Investors in ETFs are eligible to receive their portion of income, if any, accumulated on the securities held in the portfolio, less fees and expenses of the ETF.
If an ETF is a registered investment company (as defined in the 1940 Act), the limitations applicable to the Fund’s ability to purchase securities issued by other investment companies will apply.
Real Estate Investment Trusts
The Fund may invest in U.S. REITs. REITs pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. An entity qualifying as a REIT under the Code generally is not subject to U.S.

federal income tax on net income and gains it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gain) for each taxable year. REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.
While the Fund will not invest in real estate directly, to the extent it invests in equity or hybrid REITs it may be subject to risks similar to those associated with the direct ownership of real estate. These risks include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in the appeal of properties to tenants and changes in interest rates.
REITs (especially mortgage REITs) are subject to interest rate risk. Rising interest rates may cause REIT investors to demand a higher annual yield, which may, in turn, cause a decline in the market price of the equity securities issued by a REIT. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s REIT investments to decline. During periods when interest rates are declining, mortgages are often refinanced. Refinancing may reduce the yield on investments in mortgage REITs. In addition, since REITs depend on payment under their mortgage loans and leases to generate cash to make distributions to their shareholders, investments in REITs may be adversely affected by defaults on such mortgage loans or leases.
In addition to these risks, REITs may be affected by changes in the value of the underlying property owned by the trusts or by the quality of any credit they extend. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to maintain their exemptions from registration under the 1940 Act and U.S. REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Code. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain “special purpose” REITs in which the Fund invests may invest their assets in specific real estate sectors, such as hotels, nursing homes or warehouses, and are therefore subject to the risks associated with adverse developments in any such sectors.
It is not uncommon for REITs, after the end of their taxable years, to change the characterization of the net income and gains they have distributed during the preceding year. If this happens, the Fund could be required to issue revised notices to its shareholders changing the character of the Fund’s distributions.
The Fund may invest wholly or partially in REITs by investing in ETFs that invest in REITs.
Short Sales
A short sale is effected when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in the hope of purchasing the same security at a later date at a lower price. There can be no assurance that the Fund will be able to close out a short position (i.e., purchase the same security) at any particular time or at an acceptable or advantageous price. To make delivery to the buyer, the Fund must borrow the security from a broker/dealer through which the short sale is executed, and the broker/dealer delivers the security, on behalf of the Fund, to the buyer. The broker/dealer is entitled to retain the proceeds from the short sale until the Fund delivers to such broker/dealer the security sold short. In addition, the Fund is required to pay to the broker/dealer the amount of any dividends or interest paid on shares sold short.
The Fund may also enter into a short position through a short derivative position using a futures contract or swap agreement. Using this investment technique subjects the Fund to the same risks and cover requirements as short sales.
The Fund is said to have a short position in the securities sold until it delivers to the broker/dealer the securities sold, at which time the Fund receives the proceeds of the sale. The Fund will normally close out a short position by purchasing on the open market and delivering to the broker/dealer an equal amount of the securities sold short.
The Fund will realize a gain if the price of a security declines between the date of the short sale and the date on which the Fund purchases a security to replace the borrowed security. On the other hand, the Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased and the amount of any loss increased by any premium or interest that the Fund may be required to pay in connection with a short sale. It should be noted that possible losses from short sales differ from those that could arise from a cash investment in a security in that losses from a short sale may be limitless, while the losses from a cash investment in a security cannot exceed the total amount of the investment in the security.
There is also a risk that a borrowed security will need to be returned to the broker/dealer on short notice. If the request for the return of a security occurs at a time when other short sellers of the security are receiving similar requests, a “short squeeze” can occur, meaning that the Fund might be compelled, at the most disadvantageous time, to replace the borrowed security with a security purchased on the open market, possibly at prices significantly in excess of the proceeds received earlier.
The Fund may also hold short positions “against the box,” meaning that at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. Short positions “against the box” result in a “constructive sale” and require the Fund to recognize any gain unless an exception to the constructive sale rule applies.
The Fund’s ability to engage in short sales may be impaired by temporary prohibitions on short selling that may be imposed by domestic and/or foreign government regulators.
Financial Instruments
General. The Fund may utilize options, futures contracts (sometimes referred to as “futures”), options on futures contracts, forward contracts, swaps, caps, floors, collars, indexed securities, various mortgage-related obligations, structured or synthetic financial instruments and other derivative instruments (collectively, “Financial Instruments”). The Fund may use Financial Instruments for any purpose, including as a substitute for other investments, to attempt to enhance its portfolio’s return or yield and to alter the investment characteristics of its portfolio (including to attempt to mitigate risk of loss in some fashion, or “hedge”). Except as otherwise provided in the Prospectus, this SAI or by applicable law, the Fund may purchase and sell any type of Financial Instrument. The Fund may choose not to make use of derivatives for a variety of reasons, and no assurance can be given that any derivatives strategy employed will be successful.
Rule 18f-4 under the 1940 Act governs the Fund's use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 under the 1940 Act permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.
Unless the Fund is relying on the Limited Derivatives User Exception (as defined below), the Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Fund adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Fund's Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.
Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund's “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

The requirements of Rule 18f-4 may limit the Fund's ability to engage in derivatives transactions as part of its investment strategies. These requirements may also increase the cost of the Fund's investments and cost of doing business, which could adversely affect the value of the Fund's investments and/or the performance of the Fund. The rule also may not be effective to limit the Fund's risk of loss. In particular, measurements of value at risk rely on historical data and may not accurately measure the degree of risk reflected in the Fund's derivatives or other investments. There may be additional regulation of the use of derivatives by registered investment companies, such as the Fund, which could significantly affect their use. Additional regulation of derivatives may make them more costly, limit their availability or utility, or otherwise adversely affect their performance or disrupt markets.
The use of Financial Instruments may be limited by applicable law and any applicable regulations of the SEC, the Commodity Futures Trading Commission (the “CFTC”), or the exchanges on which some Financial Instruments may be traded. (Note, however, that some Financial Instruments that the Fund may use may not be listed on any exchange and may not be regulated by the SEC or the CFTC.) In addition, the Fund’s ability to use Financial Instruments may be limited by tax considerations.
In addition to the instruments and strategies discussed in this section, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These opportunities may become available as the Adviser develops new techniques, as regulatory authorities change the types of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities and techniques to the extent that they are consistent with the Fund’s investment objective and permitted by its investment limitations and applicable regulatory authorities. These opportunities and techniques may involve risks different from or in addition to those summarized herein.
This discussion is not intended to limit the Fund’s investment flexibility, unless such a limitation is expressly stated, and therefore will be construed by the Fund as broadly as possible. Statements concerning what the Fund may do are not intended to limit any other activity. Also, as with any investment or investment technique, even when the Prospectus or this discussion indicates that the Fund may engage in an activity, it may not actually do so for a variety of reasons, including cost considerations.
Summary of Certain Risks. The use of Financial Instruments involves special considerations and risks, certain of which are summarized below, and may result in losses to the Fund. In general, the use of Financial Instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk or exposure assumed. Even a small investment in derivatives may magnify or otherwise increase investment losses to the Fund. As noted above, there can be no assurance that any derivatives strategy will succeed.
•Financial Instruments are subject to the risk that the market value of the derivative itself or the market value of underlying instruments will change in a way adverse to the Fund’s interest. Many Financial Instruments are complex, and successful use of them depends in part upon the Adviser’s ability to forecast correctly future market trends and other financial or economic factors or the value of the underlying security, index, interest rate or, currency or other instrument or measure. Even if the Adviser’s forecasts are correct, other factors may cause distortions or dislocations in the markets that result in unsuccessful transactions. Financial Instruments may behave in unexpected ways, especially in abnormal or volatile market conditions.
•The Fund’s ability to close out or unwind a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. If there is no market or the Fund is not successful in its negotiations, the Fund may not be able to sell or unwind the derivative position at a particular time or at an anticipated price. This may also be the case if the counterparty to the Financial Instrument becomes insolvent. The Fund may be required to make delivery of portfolio securities or other assets underlying a Financial Instrument in order to close out a position or to sell portfolio securities or assets at a disadvantageous time or price in order to obtain cash to close out the position. While the position remains open, the Fund continues to be subject to investment risk on the Financial Instrument. The Fund may or may not be able to take other actions or enter into other transactions, including hedging transactions, to limit or reduce its exposure to the Financial Instrument.
•Certain Financial Instruments transactions may have a leveraging effect on the Fund, and adverse changes in the value of the underlying security, index, interest rate, currency or other instrument or measure can result in losses substantially greater than the amount invested in the Financial Instrument itself. When the Fund engages in transactions that have a leveraging effect, the value of the Fund is likely to be more volatile and all other risks also are likely to be compounded. This is because leverage generally magnifies the effect of any increase or decrease in the value of an asset and creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. Certain Financial Instruments have the potential for unlimited loss, regardless of the size of the initial investment.
•Many Financial Instruments may be difficult to value, which may result in increased payment requirements to counterparties or a loss of value to the Fund.
•Liquidity risk exists when a particular Financial Instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid, the Fund may be unable to initiate a transaction or liquidate a position at an advantageous time or price. Certain Financial Instruments, including certain over-the-counter (“OTC”) options and swaps, may be considered illiquid and therefore subject to the Fund’s limitation on illiquid investments.
•In a hedging transaction there may be imperfect correlation, or even no correlation, between the identity, price or price movements of a Financial Instrument and the identity, price or price movements of the investments being hedged. This lack of correlation may cause the hedge to be unsuccessful and may result in the Fund incurring substantial losses and/or not achieving anticipated gains. Even if the strategy works as intended, the Fund might have been in a better position had it not attempted to hedge at all.
•Financial Instruments used for non-hedging purposes may result in losses which would not be offset by increases in the value of portfolio holdings or declines in the cost of securities or other assets to be acquired. In the event that the Fund uses a Financial Instrument as an alternative to purchasing or selling other investments or in order to obtain desired exposure to an index or market, the Fund will be exposed to the same risks as are incurred in purchasing or selling the other investments directly, as well as the risks of the transaction itself.
•Certain Financial Instruments involve the risk of loss resulting from the insolvency or bankruptcy of the counterparty or the failure by the counterparty to make required payments or otherwise comply with the terms of the contract. In the event of default by a counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction, which may be limited by applicable law in the case of the counterparty’s bankruptcy.
•Financial Instruments involve operational risk. There may be incomplete or erroneous documentation or inadequate collateral or margin, or transactions may fail to settle. For Financial Instruments not guaranteed by an exchange or clearinghouse, the Fund may have only contractual remedies in the event of a counterparty default, and there may be delays, costs or disagreements as to the meaning of contractual terms and litigation in enforcing those remedies.
•Certain Financial Instruments transactions, including certain options, swaps, forward contracts, and certain options on foreign currencies, are entered into directly by the counterparties or through financial institutions acting as market makers (OTC derivatives), rather than being traded on exchanges or in markets registered with the CFTC or the SEC. Many of the protections afforded to exchange participants will not be available to participants in OTC derivatives transactions. For example, OTC derivatives transactions are not subject to the guarantee of an exchange, and only OTC derivatives that are either required to be cleared or submitted voluntarily for clearing to a clearinghouse will enjoy the protections that central clearing provides against default by the original counterparty to the trade. In an OTC derivatives transaction that is not cleared, the Fund bears the risk of default by its counterparty. In a cleared derivatives transaction, the Fund is instead exposed to the risk of default of the clearinghouse and the risk of default of the broker through which it has entered into the transaction. Information available on counterparty creditworthiness may be incomplete or outdated, thus reducing the ability to anticipate counterparty defaults.
•Financial Instruments transactions conducted outside the United States may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Many of the risks of OTC derivatives transactions are also applicable to Financial Instruments used outside the United States. Financial Instruments used outside the United States also are subject to the risks affecting foreign securities, currencies and other instruments.
•Financial Instruments involving currency are subject to additional risks. Currency related transactions may be negatively affected by government exchange controls, blockages, and manipulations. Exchange rates may be influenced by factors extrinsic to a country’s economy. Also, there is no systematic reporting of last sale information with respect to foreign currencies. As a result, the information on which trading in currency derivatives is based may not be as complete as, and may be delayed beyond, comparable data for other transactions.

•Use of Financial Instruments involves transaction costs, which may be significant. Use of Financial Instruments also may increase the amount of taxable income to shareholders.
Financial Instruments and Hedging. The Fund may use Financial Instruments for hedging purposes. Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund’s portfolio. Thus, in a short hedge the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.
Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund’s portfolio is the same as if the transaction were entered into for speculative purposes.
Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.
Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.
1)Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.
2)When Financial Instruments are used for hedging purposes, there might be an imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities or other assets being hedged.
Because there are a limited number of types of exchange-traded Financial Instruments, it is likely that the standardized contracts available will not match the Fund’s current or anticipated investments exactly. The Fund may invest in Financial Instruments based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the position in Financial Instruments will not track the performance of the Fund’s other investments.
Prices of Financial Instruments can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Prices of Financial Instruments are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the markets for Financial Instruments and the securities markets, from structural differences in how Financial Instruments and securities are traded, or from the imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell Financial Instruments with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s positions in Financial Instruments are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

3)If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because its adviser projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.
The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.
Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns an offsetting (“covering”) position in securities, currencies or other options, futures contracts or forward contracts.
Assets used as cover cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets for cover could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.
Options
A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.
The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, the Fund may also suffer a loss as the result of writing options. For example, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would suffer a loss.
Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security or currency at less than its market value. If the call option is an OTC option, the securities or other assets used as cover may be considered illiquid.
Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security or currency at more than its market value. If the put option is an OTC option, the securities or other assets used as cover may be considered illiquid.
The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. The exercise price of the options may be below, equal to or above the current market value of the underlying security or other instrument. Options that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs.
The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.
A type of put that the Fund may purchase is an “optional delivery standby commitment,” which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

The Fund may purchase and write covered straddles on securities, currencies or bond indices. A long straddle is a combination of a call and a put option purchased on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a long straddle when its adviser believes that it is likely that interest rates or currency exchange rates will be more volatile during the term of the options than the option pricing implies. A short straddle is a combination of a call and a put written on the same security, index or currency where the exercise price of the put is less than or equal to the exercise price of the call. In a covered short straddle, the same issue of security or currency is considered cover for both the put and the call that the Fund has written. The Fund would enter into a short straddle when the Adviser believes that it is unlikely that interest rates or currency exchange rates will be as volatile during the term of the options as the option pricing implies. In such cases, the Fund will appropriate liquid securities equivalent in value to the amount, if any, by which the put is “in-the-money,” that is, the amount by which the exercise price of the put exceeds the current market value of the underlying security. Straddles involving currencies are subject to the same risks as other foreign currency options.
Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund’s NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.
The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.
If the Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing transaction for a covered call option written by the Fund could leave the Fund unable to prevent material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.
OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Assets used as cover for OTC options may be considered illiquid as described under “Illiquid Investments and Restricted Securities.”
European-style options are only exercisable immediately prior to their expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.
Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.
Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.
If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
Futures Contracts and Options on Futures Contracts
A financial futures contract sale creates an obligation by the seller to deliver the type of Financial Instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of Financial Instrument called for in the contract in a specified delivery month at a stated price. Options on futures give the purchaser the right to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.
In addition, futures strategies can be used to manage the average duration of the Fund’s fixed income portfolio. If the Adviser wishes to shorten the average duration of the Fund’s fixed income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the Adviser wishes to lengthen the average duration of the Fund’s fixed income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.
No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor.
Initial margin with respect to a futures or option on futures contract is the amount of assets that must be deposited by the Fund with, or for the benefit of, a futures commission merchant to initiate the Fund’s futures or option positions. Initial margin is the margin deposit made by the Fund when it enters into a futures or option contract; it is intended to assure performance of the contract by the Fund. If the value of the Fund’s account declines by a specified amount, the Fund will receive a margin call and be required to post assets sufficient to restore the equity in the account to the initial margin level. This is sometimes referred to as “variation margin.” Subsequent “variation margin” payments are made to and from the futures commission merchant as the value of the account varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a settlement of the Fund’s obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the value of the securities or currencies being hedged. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.
Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.
Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.
If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market, the imposition of price limits or otherwise, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.
Risks of Futures Contracts and Options Thereon. Successful use of futures contracts and related options depends upon the ability of the Adviser to assess movements in the direction of overall securities and interest rates, which requires different skills and techniques than assessing the value of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument, but to the anticipated price level at some point in the future; trading of stock index futures may not reflect the trading of the securities that are used to formulate the index or even actual fluctuations in the index itself. There is, in addition, the risk that movements in the price of the futures contract will not correlate with the movements in the prices of the securities being hedged. Price distortions in the marketplace, such as resulting from increased participation by speculators in the futures market, may also impair the correlation between movements in the prices of futures contracts and movements in the prices of the hedged securities. If the price of the futures contract moves less than the price of securities that are the subject of the hedge, the hedge will not be fully effective; but if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage may be partially offset by losses on the futures position.
Options have a limited life and thus can be disposed of only within a specific time period. Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts. Although the Fund intends to purchase and sell futures only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make variation margin payments.
Purchasers of options on futures contracts pay a premium in cash at the time of purchase which, in the event of adverse price movements, could be lost. Sellers of options on futures contracts must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor.
The exchanges may impose limits on the amount by which the price of a futures contract or related option is permitted to change in a single day. If the price of a contract moves to the limit for several consecutive days, the Fund may be unable during that time to close its position in that contract and may have to continue making payments of variation margin. The Fund may also be unable to dispose of securities or other instruments being used as “cover” during such a period.
Index Futures. The Fund may invest in index futures to attempt to increase its return or to attempt to hedge its investments. When index futures are used for hedging purposes, the risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index futures moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the overall market may advance and the value of the particular securities held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.
Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
Additional Risks of Financial Instruments Traded on Foreign Exchanges
Financial Instruments may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees and are subject to the risk of governmental actions affecting trading in, or the price of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lesser trading volume.
Commodity Exchange Act
The Adviser, on behalf of the Fund, has claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (the “CEA”), and, therefore, are not subject to registration or regulation with respect to the Fund under the CEA. As a result, the Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).
Under this exclusion, the Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). The Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

Repurchase Agreements
When cash is temporarily available, or for temporary defensive purposes, the Fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. A repurchase agreement is an agreement under which either U.S. Government obligations or other high-quality liquid debt securities are acquired from a securities dealer or bank subject to resale at an agreed-upon price and date. The securities are held for the Fund by a custodian bank as collateral until resold and will be supplemented by additional collateral if necessary to maintain a total value equal to or in excess of the value of the repurchase agreement. The Fund bears a risk of loss if the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, which may decline in value in the interim. The Fund will enter into repurchase agreements only with financial institutions determined by the Adviser to present minimal risk of default during the term of the agreement.
Repurchase agreements are usually for a term of one week or less but may be for longer periods. Repurchase agreements maturing in more than seven days may be considered illiquid.
Repurchase agreements maturing in more than seven days are considered to be illiquid.
Cryptocurrency Investments
Cryptocurrencies (also referred to as “virtual currencies” and “digital currencies”) are digital currencies designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin. The Fund may seek investment exposure to cryptocurrencies (i.e. Bitcoin or Ether) indirectly by investing up to 15% of its net assets in Cryptocurrency ETPs. Investments in the Subsidiary may exceed this 15% limit to the extent that the Subsidiary holds other non-cryptocurrency assets. Cryptocurrency ETPs are exchange-traded investment vehicles registered under the Securities Act of 1933 that invest in cryptocurrency. The Subsidiary is a wholly-owned Fund that is organized under the laws of the Cayman Islands. Except for its investments in Cryptocurrency ETPs, the Fund will not invest (i) directly in Bitcoin, Ether or any other type of cryptocurrency or (ii) indirectly through any cryptocurrency derivative instrument (e.g. Bitcoin futures).
In addition to the general risks of investing in other investment vehicles, the value of the Fund’s indirect investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which can be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of a cryptocurrency could drop precipitously (including to zero) for a variety of reasons including but not limited to regulatory changes, a crisis of confidence in the cryptocurrency network or a change in user preference to competing cryptocurrencies. The Fund’s exposure to cryptocurrency can result in substantial losses to the Fund.
Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction. Accordingly, the cryptocurrency held by Cryptocurrency ETPs (and the Fund’s indirect exposure to such holdings) is also susceptible to these risks.
Cryptocurrencies trade on exchanges, which are largely unregulated and may therefore be more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. These exchanges can cease operating temporarily or even permanently, resulting in the potential loss of users’ cryptocurrency or other market disruptions. Cryptocurrency exchanges may be more exposed to the risk of market manipulation than exchanges for more traditional assets. Cryptocurrency exchanges that are regulated typically must comply with minimum net worth, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, many cryptocurrency exchanges lack certain safeguards established by more traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., “flash crashes”). As a result, the prices of cryptocurrencies on exchanges may be subject to larger and more frequent sudden declines than assets traded on more traditional exchanges.
Shares of Cryptocurrency ETPs may trade, at a significant premium or discount to net asset value. If a Cryptocurrency ETP trades at a premium to its NAV, the value of the investment in the respective Cryptocurrency ETP could decrease, even if the value of the Cryptocurrency ETP’s underlying holdings in the cryptocurrency did not decrease. In addition, the Fund’s investment in Cryptocurrency ETPs will be subject to the operating expenses associated with the respective exchange-traded product. If Cryptocurrency ETPs incur expenses in U.S. dollars, they would be required to sell cryptocurrency to pay these expenses. The sale of a Cryptocurrency ETP to pay expenses in U.S. dollars at a time of low cryptocurrency prices could adversely affect the value of an investment in the Fund.
Factors affecting the further development of cryptocurrency include, but are not limited to, continued worldwide growth or possible cessation or reversal in the adoption and use of cryptocurrency and other cryptocurrencies; government and quasi-government regulation or restrictions on or regulation of access to and operation of cryptocurrency networks; changes in consumer demographics and public preferences; maintenance and development of open-source software protocol; availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting cryptocurrencies, such as those for developing smart contracts and distributed applications; general economic conditions and the regulatory environment relating to cryptocurrencies; negative consumer or public perception; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage or and or value of, other cryptocurrencies.
Currently, there is relatively limited use of cryptocurrency in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by cryptocurrencies into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of cryptocurrencies, either of which could adversely impact the Fund’s investment. In addition, to the extent market participants develop a preference for one cryptocurrency over another, the value of the less preferred cryptocurrency would likely be adversely affected.
The Fund’s exposure to cryptocurrency may change over time and, accordingly, such exposure may not be represented in the Fund’s portfolio at any given time. Many significant aspects of the tax treatment of investments in cryptocurrency are uncertain, and a direct or indirect investment in cryptocurrency may produce non-qualifying income. Cryptocurrency is a new technological innovation with a limited history; it is a highly speculative asset and future regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of the Fund’s indirect investment in cryptocurrency and the ability to exchange a cryptocurrency or utilize it for payments.
Subsidiary Risk
The Fund makes investments through the Subsidiary, a wholly-owned and controlled subsidiary of the Fund. Investment in the Subsidiary provides the Fund with exposure to cryptocurrency and commodity markets within the limitations of the Code. The Subsidiary is organized under the laws of the Cayman Islands. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.
The Subsidiary will invest primarily in Cryptocurrency ETPs. The Subsidiary may also invest in other derivative instruments, such as, commodity futures, other commodity-linked derivative instruments, financial futures, options, swaps, and fixed income securities, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Fund’s investment in the Subsidiary may vary depending on the types of instruments selected by the Adviser to gain exposure to the cryptocurrency and commodities markets. To the extent that the Fund invests in the Subsidiary, the Fund may be subject to the risks associated with the Cryptocurrency ETPs and the derivative instruments and other securities mentioned above.
While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Although the Subsidiary is not registered under the 1940 Act, the Adviser complies with the provisions of the 1940 Act relating to investment advisory contracts with respect to the Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.
Leverage
In accordance with its fundamental and non-fundamental policies, the Fund may employ “leverage” by borrowing money and using it to purchase additional securities. Leverage increases both investment opportunity and investment risk. If the investment gains on the securities purchased with borrowed money exceed the interest and other costs of borrowing, the NAV of the Fund’s shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost of borrowings, or if there are losses, the NAV of the Fund’s shares will decrease faster than would otherwise be the case. To reduce its borrowing, the Fund might be required to sell securities at a disadvantageous time. The Fund will incur interest expense on any money borrowed, and the Fund may therefore have little or no investment income during periods of substantial borrowings. The Fund will leverage its assets when, in the Adviser’s judgment, the potential benefits of the borrowing outweigh the risk and expense of the borrowing.

Redemption Risk
Investments by Other Funds and by Other Significant Investors. Certain investment companies may invest in the Fund and may at times have substantial investments in the Fund. Other investors also may at times have substantial investments in the Fund. From time to time, the Fund may experience relatively large redemptions or investments due to transactions in Fund shares by the Fund or other significant investor. The effects of these transactions could adversely affect the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it is not advantageous to do so. Such transactions may increase brokerage and/or other transaction costs of the Fund. A large redemption could cause the Fund’s expenses to increase and could result in the Fund becoming too small to be economically viable. Redemptions of Fund shares could also accelerate the realization of taxable capital gains in the Fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when the Fund or other significant investor purchases, redeems, or owns a substantial portion of the Fund’s shares.
The Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large shareholders of their holdings in the Fund could hurt performance and/or cause the remaining shareholders in the Fund to lose money. Further, if one decision maker has control of Fund shares owned by separate Fund shareholders, redemptions by these shareholders may further increase the Fund’s redemption risk. If the Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.
Cyber-Security Risk
Investment companies, such as the Fund, and its service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.
Subject to prior disclosure to shareholders, the Board may, in the future, authorize the Fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with the Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to the Fund.
Portfolio Turnover
Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and generally reflects a greater number of taxable transactions. High portfolio turnover may result in larger amounts of short-term capital gains which, when distributed to shareholders, are generally taxed at ordinary income tax rates.
For the fiscal years ended December 31, the Predecessor Fund’s portfolio turnover rates were as follows:

Year	Portfolio Turnover Rate
2023	35%
2022	40%

Portfolio Holdings Policy
The Fund maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the annual report and semi-annual report to Fund shareholders and in the quarterly holdings report as an exhibit to its reports on Form N-PORT. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.
Pursuant to the Trust’s portfolio holdings disclosure policies, non-public information about the Fund’s portfolio holdings generally is not distributed to any person, unless by explicit agreement or by virtue of their respective duties to the Fund, such persons are subject to a duty to maintain the confidentiality of the information disclosed and have a duty not to trade on non-public information. Examples of disclosure by the Trust include instances in which:
•The disclosure is required pursuant to a regulatory request, court order or is legally required in the context of other legal proceedings;
•The disclosure is made to a mutual fund rating and/or ranking organization, or person performing similar functions;
•The disclosure is made to internal parties involved in the investment process, administration, operation or custody of the Fund, including, but not limited to the Fund’s administrator, U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Global Fund Services”) and the Trust’s Board, attorneys, auditors or independent registered public accounting firm;
•The disclosure is made: (a) in connection with a quarterly, semi-annual or annual report that is available to the public; or (b) relates to information that is otherwise available to the public; or
•The disclosure is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee.
Certain of the persons listed above receive information about the Fund’s portfolio holdings on an ongoing basis as part of the normal investment activities of the Fund. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Fund’s shareholders. These persons include internal parties involved in the investment process, administration, operation or custody of the Fund, specifically: Global Fund Services; the Trust’s Board; and the Trust’s attorneys and independent registered public accounting firm (currently, Morgan, Lewis & Bockius LLP and Cohen & Company, Ltd, respectively), all of which typically receive such information after it is generated. In no event shall the Adviser, its affiliates or employees, the Fund, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s holdings.
Portfolio holdings information posted on the Fund’s website may be separately provided to any person, after it is first published on the Fund’s website. Shareholders can access the Fund’s website at www.patientcapitalmanagement.com/opportunity-trust for additional information about the Fund, including, without limitation, the periodic disclosure of its portfolio holdings.
Any disclosures to additional parties not described above is made with the prior written approval of either the Trust’s Chief Compliance Officer or his or her designee, pursuant to the Trust’s Policy on Disclosure of Portfolio Holdings.
The Chief Compliance Officer or designated officer of the Trust will approve the furnishing of non-public portfolio holdings to a third party only if they consider the furnishing of such information to be in the best interest of the Fund and its shareholders and if no material conflict of interest exists regarding such disclosure between shareholders interest and those of the Adviser, Quasar Distributors, LLC, or any affiliated person of the Fund. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or their employees in connection with the disclosure of portfolio holdings information. The Board receives and reviews annually a list of the persons who receive non-public portfolio holdings information and the purpose for which it is furnished.

Trustees and Executive Officers
The overall management of the Trust’s business and affairs is invested with its Board. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, administrator, custodian and transfer agent, each as discussed below. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objective, strategies and policies and to the general supervision of the Board. Information about the Trustees and officers of the Trust is set forth in the table below.

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
Russell Emery 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1962	Trustee	Indefinite. Since 2023	Chief Compliance Officer, The SEI Mutual Funds (2006 to 2022); Chief Compliance Officer, Advisors’ Inner Circle Fund I, II, and III (2006 to 2022)	1	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Indefinite. Since 2023	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	1	Trustee, Trust for Advised Portfolios (1 portfolio) (2020 to present)
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Indefinite. Since 2023	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	1	Federal Home Loan Bank of Des Moines (February 2022 to present); Trustee, Securian Funds Trust (12 portfolios) (October 2022 to present); Trustee, Trust for Advised Portfolios (1 portfolio) (2020 to present)
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee	Indefinite. Since 2023	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	Trustee, Trust for Advised Portfolios (1 portfolio) (2018 to present)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1980	President and Principal Executive Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Diane K. Miller 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1972	Chief Compliance Officer and AML Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (since January 2023); Chief Compliance Officer, Christian Brothers Investment Services (2017 to 2022)
Eric T. McCormick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1971	Treasurer and Principal Financial Officer	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (2005 to present)
Ryan M. Charles 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1978	Secretary	Indefinite. Since 2023	Vice President, U.S. Bancorp Fund Services, LLC (May 2021 to present); General Counsel, Davis Selected Advisers, L.P. (2014 to May 2021)
(1)Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.
(2)The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies to the Fund. The Fund does not hold itself out as related to any other series of the Trust for purposes of investment and investor services, nor does it share the same investment adviser with any other series of the Trust.
(3)“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 (that is, “public companies”), or other investment companies registered under the 1940 Act.
(4)The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(5)Mr. Kashmerick is deemed to be an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of U.S. Bancorp Fund Services, LLC, the Trust’s administrator, fund accountant, and transfer agent.
Additional Information Concerning Our Board of Trustees
Board Leadership Structure.The Board has general oversight responsibility with respect to the operation of the Trust and the Fund. The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Trust and the Fund in accordance with the provisions of the 1940 Act and other applicable laws. The Board has established an Audit Committee to assist the Board in performing its oversight responsibilities.
The Trust does not have a lead independent trustee. The Board is chaired by Christopher E. Kashmerick, an “interested person” of the Trust as defined by the 1940 Act. The Trust has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Trust, the arrangements for the conduct of the Trust’s operations, the number of Trustees, and the responsibilities of the Board.
Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75. A retiring Trustee may request annually, for no more than three consecutive years, that the Board extend such Trustee’s term for an additional year.
Board Oversight of Risk Management. Through its direct oversight role, and indirectly through the Audit Committee and officers of the Trust and service providers, the Board performs a risk oversight function for the Fund. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Fund; reviews and approves, as applicable, the compliance policies and procedures of the Fund; approves the Fund’s principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser, to review and discuss the activities of the Fund and to provide direction with respect thereto; and appoints a chief compliance officer of the Fund who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and the Audit Committee meets with the Treasurer and the Trust’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board also receives reports from the Adviser and portfolio managers as to investment risks as well as other risks.
Trust Committees. The Trust has two standing committees: the Audit Committee, which also serves as the Qualified Legal Compliance Committee (“QLCC”), and the Governance and Nominating Committee (the “Nominating Committee”).
The Audit Committee, comprised entirely of the Independent Trustees, is chaired by Mr. Ferrie. The primary functions of the Audit Committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund’s internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Fund’s independent registered public accounting firm and financial records. In its role as the QLCC, the committee’s function is to receive reports from an attorney retained by the Trust of evidence of a material violation by the Trust or by any officer, director, employee or agent of the Trust. During the fiscal year ended December 31, 2023, the Audit Committee met two times in regard to the Predecessor Funds.
The Nominating Committee, comprised entirely of the Independent Trustees, is chaired by Ms. Kung, and is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 120 days and no more than 150 days prior to the shareholder meeting at which any such nominee would be voted on.  During the fiscal year ended December 31, 2023, the Nominating Committee did not meet in regard to the Predecessor Funds.
The Board has designated the Adviser to perform fair value determinations (the “Valuation Designee”). The Valuation Designee is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to effectively oversee the Valuation Designee’s fair value determinations.
Information about Each Trustee’s Qualification, Experience, Attributes or Skills
In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and certain of their trustee attributes. The information provided below, and in the table above, is not all-inclusive. Many trustee attributes involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.
Russell Emery’s experience in compliance, accounting, investment management and corporate finance gives him an extensive understanding of regulatory requirements, accounting requirements, investment operations and governance requirements of operating mutual funds and series trusts. He brings a unique perspective to the Board from having over 16 years of experience serving as the Chief Compliance Officer to several investment companies operating as series trusts.

Brian S. Ferrie’s experience in accounting, finance, and compliance in the mutual fund industry gives him a strong understanding of the regulatory requirements of operating a mutual fund. He also understands the complex nature of the accounting and financial requirements, both from a regulatory and operational perspective, of managing a mutual fund. Mr. Ferrie’s background and experience provide a unique perspective to the Board.
Wan-Chong Kung’s experience managing fixed income mutual funds, with specific experience in commodities provides a diverse point-of-view for the Board. Ms. Kung also has unique experience in education as she advised student-managed bond and equity funds.
Christopher E. Kashmerick has substantial mutual fund operations and shareholder servicing experience through his position as Senior Vice President of U.S. Bank Global Fund Services, and he brings more than 20 years of mutual fund and investment management experience, which makes him a valuable resource to the Board as they contemplate various fund and shareholder servicing needs.
Each of the Trustees takes a conservative and thoughtful approach to addressing issues facing the Fund. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Emery, Ferrie, and Kashmerick, and Ms. Kung should serve as a Trustee.
Trustee Ownership of Fund Shares and Other Interests
As of December 31, 2023, Mr. Ferrie beneficially owned shares of the Predecessor Fund as follows:

Trustee	Dollar Range of Shares Owned in the Predecessor Fund	Aggregate Dollar Range of Shares of the Fund Family
Brian S. Ferrie	over $100,000	over $100,000
As of the date of this SAI, neither the Independent Trustees nor members of their immediate family, own securities beneficially or of record in the Adviser, the distributor (defined below), or an affiliate of the Adviser, or distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the distributor or any affiliate thereof was a party.
Compensation
Set forth below is the compensation received by the Independent Trustees from the Predecessor Fund for the fiscal year ended December 31, 2023. Effective January 1, 2024, the Independent Trustees receive an annual retainer of $70,000 (previously they received an annual retainer of $64,000), a $2,000 per regular meeting fee per Independent Trustee, and a $1,000 special meeting fee per Independent Trustee. The Audit Committee chair receives a $4,000 annual fee and the Nominating and Governance Committee chair receives a $2,000 annual fee. The Independent Trustees also receive reimbursement from the Trust for expenses incurred in connection with attendance at meetings. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Independent Trustees.

	Aggregate Compensation from the Predecessor Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees (1)
Independent Trustees
Russell Emery	$4,741	None	None	$4,741
Brian S. Ferrie	$4,984	None	None	$4,984
Wan-Chong Kung	$4,863	None	None	$4,863
Interested Trustee
Christopher E. Kashmerick	$0	None	None	$0
(1)There are currently multiple portfolios comprising the Trust. The term “Fund Complex” applies only to the Fund.

General Trust Information
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Fund. Each share represents an interest in the Fund proportionately equal to the interest of each other share. Upon the Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.
With respect to the Fund, the Trust may offer more than one class of shares. The Trust reserves the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Currently, the Patient Opportunity Trust offers six share classes: Class A, Class C, Class FI, Class I, Class IS, and Class R shares.
The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’s outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’s shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.
The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.
The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.
Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.
Codes of Ethics
The Trust and the Adviser have each adopted separate Codes of Ethics under Rule 17j‑1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser to invest in securities that may be purchased or held by the Fund. The distributor relies on the principal underwriter exception under Rule 17j-1(c)(3) from the requirement to adopt a code of ethics pursuant to Rule 17j-1 because the distributor is not affiliated with the Trust or the Adviser, and no officer, director, or general partner of the distributor serves as an officer or director of the Trust or the Adviser.
Proxy Voting Policies and Procedures
The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the

Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.
A copy of the Adviser’s policies and procedures used to determine how to vote proxies related to portfolio securities can be found in Appendix B.
The Trust is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. The Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 800-655-0324. and on the SEC’s website at www.sec.gov.
Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. If the control person is a company, the jurisdiction under the laws of which it is organized is listed. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.
As of April 1, 2024, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Fund:

Class A Name and Address	% Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ, FL 12 NEW YORK, NEW YORK 10004-1965	46.89%	Record
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1901	14.12%	Record

Class C Name and Address	% Ownership	Type of Ownership
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1901	25.90%	Record
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ, FL 12 NEW YORK, NEW YORK 10004-1965	23.79%	Record
WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET SAINT LOUIS, MO 63103-2523	7.61%	Record
AMERIPRISE FINANCIAL SERVICES INC 707 2ND AVE S MINNEAPOLIS, MN 55402-2405	7.15%	Record
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 250 NICOLLET MALL STE 1800 MINNEAPOLIS, MN 55401-7554	5.01%	Record

Class FI Name and Address	% Ownership	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	40.93%	Record
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1901	39.35%	Record
VANGUARD BROKERAGE SERVICES 100 VANGUARD BLVD MALVERN PA 19355-2331	8.02%	Record
ATTN MUTUAL FUND ADMINISTRATOR C/O M&T BANK SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	5.04%	Record
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	3.10%	Record

Class I Name and Address	% Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004-1965	36.42%	Record
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105-1901	16.23%	Record
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-1995	9.06%	Record
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST. PETERSBURG, FL 33716-1100	6.76%	Record
JP MORGAN SECURITIES LLC 825 S MAIN ST YREKA, CA 96097-3320	5.75%	Record

Class IS Name and Address	% Ownership	Type of Ownership
PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-0001	70.72%	Record
WILLIAM H MILLER III LIVING TRUST BALTIMORE, MD 21203-0927	21.5%	Beneficial
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE, FL 32246-6484	6.52%	Record

Class R Name and Address	% Ownership	Type of Ownership
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUSTOMERS 1 NEW YORK PLZ FL 12 NEW YORK, NY 10004-1965	46.71%	Record
ASCENSUS TRUST COMPANY FBO J.R.D. INC 401(K) PLAN PO BOX 10758 FARGO, ND 58106-0758	15.34%	Record
MATRIX TRUST COMPANY CUST. FBO HARRIS, SMARIGA, & ASSOCIATES INC. 717 17TH STREET SUITE 1300 DENVER, CO 80202-3304	15.26%	Record
PENTEGRA TRUST COMPANY AS CUSTODIAN FBO ALLEGANY COUNTY BOE TSA C/O RETIREMENT SYSTEM CONSULTANTS 2 ENTERPRISE DR STE 408 SHELTON, CT 06484-4657	8.46%	Record
The Fund’s Investment Adviser
Patient Capital Management, LLC, located at One South Street, Suite 2550, Baltimore, Maryland 21202, acts as investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. Samantha McLemore owns more than 25% of the Adviser and is therefore a control person of the Adviser.
The Predecessor Fund’s shareholders approved Patient Capital Management, LLC as the investment adviser to the Predecessor Fund effective May 26, 2023. The same portfolio managers of the Predecessor Fund employed by Miller Value Partners, LLC, the Predecessor Fund’s previous investment adviser (the “Previous Adviser”), continue to serve as portfolio managers of the Fund, now as employees of the Adviser.
In consideration of the services to be provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund an investment advisory fee computed daily and payable monthly, based on the following fee schedule: 1.00% of assets on the first $100 million; 0.75% of assets on the next $1.4 billion; 0.60% on amounts over $1.5 billion. Prior to January 1, 2024, the Predecessor Fund paid an investment advisory fee computed daily and payable monthly, based on the following fee schedule: 1.00% of assets for the first $100 million; 0.75% of assets on the next $2.5 billion; 0.70% of assets on the next $2.5 billion; 0.675% of assets on the next $2.5 billion and 0.65% on amounts over $7.6 billion. The Adviser also serves as the investment adviser to the Subsidiary pursuant to a separate investment advisory agreement. The Subsidiary is a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands as an exempted company. The Adviser has contractually agreed to waive the entire management fee it charges to the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary and may be terminated only with the approval of the Board.
The Advisory Agreement continues in effect for successive annual periods so long as such continuation is specifically approved at least annually by the vote of (1) the Board (or a majority of the outstanding shares of the Fund), and (2) a majority of the Trustees who are not interested persons of any party to the Advisory Agreement, in each case, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time, without penalty, by either party to the Advisory Agreement upon a 60-day written notice and is automatically terminated in the event of its “assignment,” as defined in the 1940 Act.
In addition to the management fees payable to the Adviser, the Fund is responsible for its own operating expenses, including: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily NAV per share and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Trust’s Board that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser or Administrator; insurance premiums on property or personnel of the Fund which inure to their benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and the statement of additional information of the Fund or other communications for distribution to existing shareholders; legal counsel, auditing and accounting fees; trade association membership dues (including membership dues in the Investment Company Institute allocable to the Fund); fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as otherwise prescribed in the Advisory Agreement.
The Adviser has contractually agreed to waive fees and/or reimburse operating expenses (other than front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, non-affiliated acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, extraordinary expenses such as litigation, Rule 12b-1 fees, intermediary servicing fees, or any other class-specific expenses) in order to limit the total annual fund operating expenses (after fee waivers and/or expense reimbursements) to 0.88% of average daily net assets for all share classes of the Fund. This contractual limit may be referred to as the “Expense Cap.” The Adviser may request recoupment from the Fund of previously waived fees and reimbursed expenses under the Expense Cap for three years from the date such fees and expenses were waived or paid, provided that such recoupment does not cause the Fund’s expense ratio (after recoupment is taken into account) to exceed the lower of: (1) the Expense Cap in place at the time such amounts were waived or paid, or (2) the Fund’s Expense Cap at the time of the recoupment. The Expense Cap will remain in effect through at least April 30, 2026.
The Adviser has also contractually agreed to reimburse operating expenses applicable to Class I (other than management fees, front-end or contingent deferred loads, taxes, interest expense, brokerage commissions, non-affiliated acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, dividends paid on short sales, or extraordinary expenses such as litigation) in order to limit the total annual fund operating expenses for Class I (after fee waivers and/or expense reimbursements) to 0.93% of average daily net assets attributable to Class I shares. This contractual limit may be referred to as the “Class I Expense Cap.” The Adviser may request recoupment from Class I of previously waived fees and reimbursed expenses under the Class I Expense Cap for three years from the date such fees and expenses were waived or paid, provided that such recoupment does not cause the Class I expense ratio (after recoupment is taken into account) to exceed the lower of: (1) the Class I Expense Cap in place at the time such amounts were waived or paid, or (2) the Class I Expense Cap at the time of the recoupment. The Class I Expense Cap will remain in effect through at least April 30, 2026.
The agreement related to the Expense Cap and the Class I Expense Cap may be terminated at any time by the Board upon 60 days’ written notice to the Adviser, or by the Adviser with the consent of the Board.

For the fiscal years ended December 31, 2021, 2022, and 2023, the Predecessor Fund paid the following management fees:

Year	Gross Management Fees	Management Fees Waived/Expense Reimbursements	Management Fees Recouped	Net Management Fees (After Waivers/Expense Reimbursements)
5/26/23 - 12/31/23	$5,865,236	($208,827)	$0	$5,656,409
1/1/23 - 5/25/23*	$3,760,051	($59,062)	$0	$3,700,989
2022*	$12,192,513	($229,399)	$0	$11,963,114
2021*	$19,659,417	$0	$161,238	$19,820,655
*Paid to the Previous Adviser.
Portfolio Managers
The tables below identify the portfolio managers, the number of accounts for which each portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, other accounts and, if applicable, the number of accounts and total assets in the accounts where fees are based on performance.
Samantha McLemore - As of December 31, 2023:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	N/A	$0	N/A	$0
Other pooled investment vehicles	1	$109,895,784	1	$109,895,784
Other accounts	4	$298,061,891	N/A	$0
Christina Malbon - As of December 31, 2023:

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	N/A	$0	N/A	$0
Other pooled investment vehicles	1	$109,895,784	1	$109,895,784
Other accounts	4	$298,061,891	N/A	$0
The fee schedule for the Fund does not contain the same breakpoints that apply to certain of the other accounts managed by the portfolio managers; therefore, the effective fee paid by the Fund may be higher than the effective fee paid by the other accounts described above.
In the opinion of the Adviser for the Fund, the portfolio manager’s simultaneous management of the Fund and the accounts included in the tables above do not create any material conflicts of interests.
The portfolio managers have day-to-day management responsibility for other accounts. Ms. McLemore also serves as portfolio manager for a private fund and additional separate accounts managed by the Adviser, some of which may follow the same or similar investment strategies as the Fund. The management of multiple accounts by portfolio managers may create the potential for conflicts to arise. For example, the portfolio managers make investment decisions for each account based on the investment guidelines, cash flows and other factors that the portfolio managers believe are applicable to that account. Consequently, the portfolio managers may purchase (or sell) the same security for multiple accounts at different times. The portfolio managers may also manage accounts whose style, objectives and policies differ from those of the

Fund. Trading activity appropriate for one account managed by the portfolio managers may have adverse consequences for another account managed by the portfolio managers. For example, if a portfolio manager were to cause an account to sell a significant position in a security, that sale could cause the market price of the security to decrease, while other accounts, including the Fund, continue to maintain a position in the security. A potential conflict may also arise since the portfolio managers are responsible for accounts that have different advisory fees – the difference in the fees may create an incentive for a portfolio manager to favor one account over another, for example, in terms of access to investment opportunities of limited availability. This potential conflict may be heightened where an account is subject to a performance-based fee. As noted above, Ms. McLemore serves as portfolio manager for a private fund managed by the Adviser. This private fund is structured to pay a performance fee to an entity affiliated with the Adviser when the fund outperforms its index. Ms. McLemore has an ownership interest in the Adviser and the affiliated entity that may receive a performance fee. This performance fee structure has the potential to create a conflict of interests. The portfolio managers’ personal investing may also give rise to potential conflicts of interest. The Adviser has adopted brokerage, trade allocation, personal investing and other policies and procedures that it believes are reasonably designed to address the potential conflicts of interest described above. In addition, if contemporaneously placed orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where an order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon its level of participation in the order. In circumstances where a portfolio manager is making a decision to acquire an investment in an initial public offering, the investment must be allocated to participating clients on a pro rata basis (based upon account size) unless otherwise approved by the Chief Compliance Officer or a delegate. Employees of the Adviser may from time to time buy or sell securities for their own accounts that are also purchased and/or sold for the Fund or other clients. This has the potential to create a conflict of interest between employees of the Adviser and clients. In order to address this potential conflict of interest, the Adviser’s Code of Ethics establishes policies and procedures relating to trading by employees. The Code of Ethics is based on the principle that employees owe a fiduciary duty to clients and must avoid activities, interests and relationships that might interfere with making decisions in the best interests of any client. Among other things, the Code of Ethics generally requires employees to receive pre-clearance for any securities transaction in which they have or acquire a beneficial interest.
Portfolio Managers Compensation
Samantha McLemore serves as a portfolio manager and is the majority owner and sole managing member of the Adviser. Ms McLemore receives a salary based on revenues of the Adviser and is entitled to a portion of the Adviser’s profits. Ms. McLemore is also eligible to receive from the Adviser employee benefits, including, but not limited to, health care and other insurance benefits, participation in a 401(k) program, and participation in other deferred compensation plans.
Christina Malbon serves as an assistant portfolio manager for the Adviser and is paid a fixed base salary and a discretionary bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the total value of the assets she manages and the net revenues associated with those assets, the annual performance of accounts relative to the S&P 500 Composite Stock Index (with dividends reinvested), her performance over various other time periods, her contribution to the Adviser’s research process, the profitability of the Adviser and Ms. Malbon’s contribution to profitability, and trends in industry compensation levels and practices. Ms. Malbon is eligible to receive from the Adviser employee benefits, including, but not limited to, health care and other insurance benefits, participation in a 401(k) program, and participation in other deferred compensation plans.
As of December 31, 2023, the Portfolio Managers beneficially owned shares of the Predecessor Fund as follows:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Predecessor Fund
Christina Malbon	$100,001 - $500,000
Samantha McLemore	Over $1,000,000

Other Service Providers
Fund Administrator, Transfer Agent and Fund Accountant

Pursuant to an administration agreement (the “Administration Agreement”), U.S. Bancorp Fund Services, LLC (doing business as U.S. Bank Global Fund Services) (“the Administrator” or “Global Fund Services”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the administrator to the Fund. Global Fund Services provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund’s independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust and the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV per share and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
Pursuant to the Administration Agreement, as compensation for its fund administration, portfolio compliance and fund accounting services, Global Fund Services receives from the Fund, a fee based on the Fund’s current average daily net assets. Pursuant to the Administration Agreement, Global Fund Services will receive a portion of fees from the Fund as part of a bundled-fee agreement for services performed as Administrator and Fund Accountant and separately as the transfer agent and dividend disbursing agent (the “Transfer Agent”). Additionally, Global Fund Services provides Chief Compliance Officer services to the Trust under a separate agreement. The cost for the Chief Compliance Officer’s services is charged to the Fund and approved by the Board annually.
For the fiscal years shown below, the Predecessor Fund paid the following administration fees to Global Fund Services pursuant to its Administration Agreement.

Administration Fees
December 31, 2023	$726,169
December 31, 2022	$917,941
December 31, 2021	$1,267,368
Custodian
Pursuant to a Custody Agreement between the Trust and U.S. Bank National Association, located at 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212 (the “Custodian”), the Custodian serves as the custodian of the Fund’s assets, holds the Fund’s portfolio securities in safekeeping, and keeps all necessary records and documents relating to its duties. The Custodian is compensated with an asset-based fee plus transaction fees and is reimbursed for out-of-pocket expenses.
The Custodian and Administrator do not participate in decisions relating to the purchase and sale of securities by the Fund. The Administrator, Transfer Agent, and Custodian are affiliated entities under the common control of U.S. Bancorp. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Fund may invest. The Custodian also serves as custodian for the Subsidiary.
Distributor
The Trust has entered into a distribution agreement with Quasar Distributors, LLC, a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101 (“Quasar” or the “Distributor”) pursuant to which the Distributor acts as the Fund’s distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. The offering of the Fund’s shares is continuous. The Distributor is a registered broker-dealer and member of FINRA.
The distribution agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the distribution agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund’s on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Initial Sales Charges
The aggregate dollar amounts of initial sales charges on the Predecessor Fund’s Class A shares received and retained by the Distributor were as follows:

Class A Shares For the fiscal years ended December 31	Aggregate Commissions	Amounts Retained by Distributor
2023	$64,747	$0
2022	$192,686	$0
2021	$697,988	$0
Contingent Deferred Sales Charges
The aggregate dollar amounts of contingent deferred sales charges on the Predecessor Fund’s Class A and Class C shares received and retained by the Distributor were as follows:

Class A Shares For the fiscal years ended December 31	Aggregate Commissions	Amounts Retained by Distributor
2023	$0	$0
2022	$234	$0
2021	$0	$0

Class C Shares For the fiscal years ended December 31	Aggregate Commissions	Amounts Retained by Distributor
2023	$674	$0
2022	$1,181	$0
2021	$2,903	$2,903
Independent Registered Public Accounting Firm
Cohen & Company, Ltd., 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, serves as the independent registered public accounting firm to the Fund.
Legal Counsel
Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to the Trust.
Maples and Calder, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands, serves as legal counsel to the Subsidiary.
Execution of Portfolio Transactions
Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.
Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.
In placing portfolio transactions, the Adviser will seek best execution. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by the Financial Industry Regulatory Authority, Inc. (“FINRA”) and the SEC.
While it is the Adviser’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, in accordance with Section 28(e) under the Securities and Exchange Act of 1934, when it is determined that more than one broker can deliver best execution, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer.
Investment decisions for the Fund are made independently from those of other client accounts or mutual funds managed or advised by the Adviser. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts or mutual funds. In such event, the position of the Fund and such client account(s) or mutual funds in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts or mutual funds seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts or mutual funds simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts or mutual funds in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount of cash available for investment, the investment objective of the account, and the ease with which a client’s appropriate amount can be bought, as well as the liquidity and volatility of the account and the urgency involved in making an investment decision for the client. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.
For the fiscal years ended December 31, the Predecessor Fund paid the following brokerage commissions:

Year	Brokerage Commissions Paid
2023	$1,952,427
2022	$2,418,610
2021	$3,659,810
For the fiscal year ended December 31, 2023, the Predecessor Fund directed brokerage transactions to brokers that provided research services as follows:

Dollar Value of Securities Traded	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related to Research Services
$550,347,647	$838,674
As of December 31, 2023, the Predecessor Fund owned equity securities of its regular broker/dealers or their parent companies as follows:

Entity	Market Value of Shares Held
Citigroup Inc	$77,160,000
JP Morgan Chase & Co.	$32,319,000

Additional Purchase, Redemption, Exchange, and Conversion Information
The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.
How to Buy Shares
A Financial Intermediary may offer Fund shares subject to variations in or elimination of the Fund’s sales charges (“variations”), provided such variations are described in the Fund’s Prospectus. For the variations applicable to shares offered through specific Financial Intermediaries, please see Appendix A to the Fund’s Prospectus - Financial Intermediary Sales Charge Variations (“Appendix A to the Fund’s Prospectus”). Sales charge variations may apply to purchases, sales, exchanges and reinvestments of Fund shares and a shareholder transacting in Fund shares through the Financial Intermediary identified in Appendix A to the Fund’s Prospectus should read those terms and conditions carefully. A variation that is specific to the Financial Intermediary is not applicable to shares held directly with the Fund or through another intermediary. Please consult the Financial Intermediary with respect to any variations listed on Appendix A to the Fund’s Prospectus.
You may purchase shares of the Fund from Financial Intermediaries. Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Fund. If you transmit your order to these Financial Intermediaries before the close of regular trading (generally 4:00 p.m., Eastern Time) on a day that the New York Stock Exchange (“NYSE”) is open for business, shares will be purchased at the appropriate per share price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it participates in these arrangements.
The public offering price of Fund shares is the NAV per share, plus any applicable sales charge. Shares are purchased at the public offering price next determined after the Transfer Agent receives your order in good order (i.e., the purchase request includes the name of the Fund and share class; the dollar amount of shares to be purchased; your account application or investment stub; and a check payable to the Fund). In most cases, in order to receive that day’s public offering price, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time.
The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares and (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund. The Adviser has the right to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.
In addition to cash purchases, Fund shares may be purchased by tendering payment in-kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable; their acquisition consistent with the Fund’s objective and otherwise acceptable to the Adviser and the Board.
Class I and Class IS shares. The following persons are eligible to purchase Class I and Class IS shares directly from the Fund: (i) current employees of the Fund’s Adviser and its affiliates; (ii) former employees of the Fund’s Adviser and its affiliates with existing accounts; (iii) current and former board members of Trust for Advised Portfolios; and (iv) the immediate families of such persons. Immediate families are such person’s spouse (and, in the case of a deceased board member, the surviving spouse), and parents, grandparents, children, and grandchildren (including step-relationships). For such investors, the minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $50. Current employees may purchase additional Class I and Class IS shares through a systematic investment plan.
Under certain circumstances, an investor who purchases Fund shares pursuant to a fee-based advisory account program of an Eligible Financial Intermediary as authorized by the Adviser may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the same fund to Class I or Class IS shares of that fund. Such a conversion in these particular circumstances does not cause the investor to realize taxable gain or loss.
Automatic Investment Plan (“AIP”). Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Automatic Investment Plan. Under the AIP, the Transfer Agent is authorized through preauthorized transfers of at least $50 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s Fund account. If you wish to enroll in the AIP, complete the appropriate section on the Account application. Your signed Account application must be received at least 7 business days prior to the initial transaction. A $25 fee will be imposed if your AIP transaction is returned for any reason. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent sufficiently in advance of the next withdrawal. Please contact your financial institution to determine if it is an ACH member. Your financial institution must be an ACH member in order for you to participate in the AIP.
The AIP is a method of using dollar cost averaging as an investment strategy that involves investing a fixed amount of money at regular time intervals. However, a program of regular investment cannot ensure a profit or protect against a loss as a result of declining markets. By continually investing the same amount, you will be purchasing more shares when the price is low and fewer shares when the price is high. Please call 800-655-0324 for additional information regarding the Fund’s AIP.

Sales Charge Alternatives
The following classes of shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain classes and of factors to consider in selecting which class of shares to purchase.
Class A. Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge, as described in the Prospectus.
Sales charges are calculated based on the aggregate of purchases of Class A shares of the Fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.
Purchases of Class A shares of $1 million or more will be made at NAV without any initial sales charge, but are subject to a contingent deferred sales charge of 1.00% on redemptions made within 18 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.
Class C. Class C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge of 1.00% on certain redemptions made within 12 months of purchase. See “Contingent Deferred Sales Charge Provisions” below.
Class FI, Class I, Class IS, and Class R. Class FI, Class I, Class IS, and Class R shares are sold at NAV with no initial sales charge on purchases and no contingent deferred sales charge upon redemption.
Sales Charge Waivers and Reductions
Initial Sales Charge Waivers. Purchases of Class A shares may be made at NAV without an initial sales charge in the following circumstances:
(a)Investors purchasing shares directly though the Fund;
(b)sales to (i) current and retired Board Members, (ii) current employees of the Adviser and its subsidiaries, (iii) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (iv) a pension, profit-sharing or other benefit plan for the benefit of such persons;
(c)sales to any employees of Financial Intermediaries having dealer, service or other selling agreements with the Fund’s distributor or otherwise having an arrangement with any such Financial Intermediary with respect to sales of Fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);
(d)offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise;
(e)purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Fund sold by the Adviser that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 365 calendar days of the redemption;
(f)purchases by certain separate accounts used to fund unregistered variable annuity contracts;
(g)purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by broker/dealers and other financial institutions that have entered into agreements with the Adviser;

(h)purchases by direct retail investment platforms through mutual fund “supermarkets,” where the sponsor links its client’s account (including IRA accounts on such platforms) to a master account in the sponsor’s name; and
(i)sales through Financial Intermediaries who have entered into an agreement with the Adviser to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers.
In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.
All existing retirement plan shareholders who purchased Class A shares at NAV prior to November 20, 2006, are permitted to purchase additional Class A shares at NAV. Certain existing programs for current and prospective retirement plan investors sponsored by Financial Intermediaries approved by the Adviser prior to November 20, 2006 will also remain eligible to purchase Class A shares at NAV.
In order to take advantage of reductions in sales charges that may be available to you when you purchase Fund shares, you must inform your Financial Intermediary or the Fund if you are eligible for a letter of intent or a right of accumulation. Certain records, such as account statements, may be necessary in order to verify your eligibility for a reduced sales charge.
For the sales charge variations applicable to shares offered through specific Financial Intermediaries, please see Appendix A to the Fund’s Prospectus.
Rights of Accumulation Privilege. You may combine your new purchase of Class A shares with other Fund shares you currently own for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current value, calculated using the current day public offering price of all other shares you own. You may also combine the account value of your spouse and children under the age of 21. Only the shares held at the Financial Intermediary or the transfer agent at which you are making the current purchase can be used for the purposes of a lower sales charge based on Rights of Accumulation.
If you hold Fund shares in accounts at two or more Financial Intermediaries, please contact your Financial Intermediaries to determine which shares may be combined.
Letters of Intent (“LOI”). By signing a LOI you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of Fund shares. You have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000
Any shares purchased within 90 days of the date you sign the letter of intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.
If you establish an LOI with the Fund you can aggregate your accounts as well as the accounts of your spouse and children under age 21. You will need to provide written instruction with respect to the other accounts whose purchases should be considered in fulfillment of the LOI. Only the accounts held at the Financial Intermediary or the Transfer Agent at which you are making the purchase can be used toward fulfillment of the LOI.
Sales and Redemptions. Shares acquired pursuant to a LOI, other than escrowed shares, may be sold or redeemed at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Asset Level Goal. However, complete liquidation of purchases made under a LOI prior to meeting the Asset Level Goal will result in the cancellation of the LOI. See “Failure to Meet Asset Level Goal” below.
Cancellation of Letter of Intent. You may cancel a LOI by notifying your Financial Intermediary in writing, or if you purchase your shares directly through the Fund, by notifying the Fund in writing. The LOI will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

Failure to Meet Asset Level Goal. If the total assets under your LOI within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or otherwise cancel the LOI before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and; (b) the sales charge that would have applied if you had not entered into the LOI. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a LOI, you irrevocably appoint your Financial Adviser, or if you purchase your shares directly through the Fund, the Fund, as your attorney-in-fact for the purposes of holding the escrowed shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any escrowed shares remaining after such redemption will be released to your account.
Shareholders purchasing shares at a reduced sales charge under a LOI indicate their acceptance of these terms and those in the Prospectus with their first purchase.
Contingent Deferred Sales Charge Provisions
The “Contingent Deferred Sales Charge Shares” are: (a) Class C shares; and (b) Class A that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.
Any applicable contingent deferred sales charge will be assessed on the NAV at the time of purchase or redemption, whichever is less.
Class C shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.
Class A shares that are Contingent Deferred Sales Charge Shares are subject to a 1.00% contingent deferred sales charge if redeemed within 18 months of purchase.
In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on the redemption.
Waivers of Contingent Deferred Sales Charge
The contingent deferred sales charge will be waived on: (a) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Systematic Withdrawal Plan”); (b) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (c) mandatory post-retirement distributions from retirement plans or individual retirement accounts (“IRAs”) commencing on or after attainment of the qualified age based on the Code or regulations thereunder; (except that shareholders of certain retirement plans or IRA accounts established prior to May 23, 2005, will be eligible to obtain a waiver of the contingent deferred sales charge on all funds held in those accounts at age 59 1/2 and may be required to demonstrate such eligibility at the time of redemption); (d) involuntary redemptions; (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise; (f) tax-free returns of an excess contribution to any retirement plan; and (g) certain redemptions of shares of the Fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with the Distributor or the Adviser.
The contingent deferred sales charge is waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of the Fund.
For the contingent deferred sales charge variations applicable to shares offered through specific Financial Intermediaries, please see Appendix A to the Fund’s Prospectus.
Additional Redemption Information
How to Sell Shares and Delivery of Redemption Proceeds
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or through your Financial Intermediary.
Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven calendar days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under these circumstances, the Fund may suspend redemptions, or postpone payment for more than seven calendar days, but only as authorized by SEC rules.
The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.
Telephone Redemptions
Shareholders with telephone transaction privileges established on their account may redeem Fund shares by telephone. Upon receipt of any instructions or inquiries by telephone from the shareholder, the Fund or its authorized agents may carry out the instructions and/or respond to the inquiry consistent with the shareholder’s previously established account service options. For joint accounts, instructions or inquiries from either party will be carried out without prior notice to the other account owners. In acting upon telephone instructions, the Fund and its agents use procedures that are reasonably designed to ensure that such instructions are genuine. These include recording all telephone calls, requiring pertinent information about the account and sending written confirmation of each transaction to the registered owner.
The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Transfer Agent fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If these procedures are followed, however, to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For additional information, contact the Transfer Agent.
Systematic Withdrawal Plan (“SWP”)
The Systematic Withdrawal Plan is available to those shareholders who own shares directly with the Fund, excluding those shares held in IRAs or Coverdell education savings accounts (“Coverdell ESAs”). You should contact your Financial Adviser to determine if it offers a similar service.
Class A and Class C Shareholders Class A and Class C shareholders having an account with a balance of $10,000 or more ($5,000 or more for Retirement Accounts) may elect to make withdrawals of a minimum of $50 on a monthly, every alternate month, quarterly, semi-annual, or annual basis. If you elect this method of redemption, the Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. You may change the monthly, every alternate month, quarterly, semi-annual, or annual amount to be paid to you without charge by notifying the Fund. You may terminate the SWP at any time, without charge or penalty, by contacting the Fund. The Fund, the Fund’s Transfer Agent, and the Adviser reserve the right to modify or terminate the SWP at any time. See “Waivers of Contingent Deferred Sales Charge,” above, for information about application of the contingent deferred sales charge to withdrawals under the Systematic Withdrawal Plan.
Class FI, Class I and Class IS Shareholders
Certain shareholders of the Fund’s Class FI, Class I or Class IS may be eligible to participate in the SWP. If you elect this method of redemption, the Fund will send a check directly to your address of record or will send the payment directly to your bank account via electronic funds transfer through the ACH network. Requests must be made in writing to the Fund or a Financial Intermediary to participate in, change or discontinue the SWP. You may change the monthly amount to be paid to you or terminate the SWP at any time, without charge or penalty, by notifying the Fund at 800-655-0324. The Fund, its Transfer Agent and the Adviser also reserve the right to modify or terminate the SWP at any time.
Redemptions In-Kind
The Fund has reserved the right to pay the redemption price of its shares, either totally or partially by a distribution in-kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV per share for the shares being sold. If a shareholder receives a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.
In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund would make such distribution by way of a pro rata distribution of securities that are traded on a public securities market or are otherwise considered liquid pursuant to the Fund’s liquidity policies and procedures. Except as otherwise may be approved by the Trustees, the Fund would not include the following securities in an in-kind distribution: (1) unregistered securities which, if distributed, would be required to be registered under the 1933 Act; (2) securities issued by entities in countries which (a) restrict or prohibit the holding of securities by non-nationals other than through qualified investment vehicles, such as a fund, or (b) permit transfers of ownership of securities to be effected only by transactions conducted on a local stock exchange; and (3) certain securities that, although they may be liquid and marketable, must be traded through the marketplace or with the counterparty to the transaction in order to effect a change in beneficial ownership.
Grandfathered Retirement Program with Exchange Features
Certain retirement plan programs with exchange features in effect prior to November 20, 2006 (collectively, the “Grandfathered Retirement Program,”) that are authorized by the distributor to offer eligible retirement plan investors the opportunity to exchange all of their Class C shares for Class A shares of the Fund, are permitted to maintain such share class exchange feature for current and prospective retirement plan investors. Under the Grandfathered Retirement Program, Class C shares of the Fund may be purchased by plans investing less than $3 million. Class C shares are eligible for exchange into Class A shares not later than eight years after the plan joins the program. They are eligible for exchange in the following circumstances:
For participating plans established with the Fund prior to June 2, 2003, if such plan’s total Class C holdings in all non-money market funds equal at least $1,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares for Class A shares of the Fund. For participating plans established with the Fund on or after June 2, 2003, if such plan’s total Class C holdings in all non-money market funds equal at least $3,000,000 at the end of the fifth year after the date the participating plan enrolled in the Grandfathered Retirement Program, the participating plan will be permitted to exchange all of its Class C shares for Class A shares of the Fund.
Unless the exchange offer has been rejected in writing, the exchange will automatically occur within approximately 30 days after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan’s holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.
Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same Fund regardless of asset size at the end of the eighth year after the date the participating plan enrolled in the Grandfathered Retirement Program. Unless the exchange has been rejected in writing, the exchange will automatically occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same Fund. Any Class C shares not converted will continue to be subject to the distribution fee.
For further information regarding the Grandfathered Retirement Program, contact your Financial Intermediary or the Transfer Agent. Participating plans that enrolled in the Grandfathered Retirement Program prior to June 2, 2003 should contact the Transfer Agent for information regarding Class C exchange privileges applicable to their plan.
Conversion Privilege
Under certain circumstances, an investor who purchases or holds Fund shares pursuant to a fee-based advisory or brokerage account program of an Eligible Financial Intermediary or through a no-load network or platform as authorized by the Adviser, may be afforded an opportunity to make a conversion between one or more share classes owned by the investor in the Fund to another class of shares of the Fund. The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An investor whose Fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion. Please refer to the section of the Prospectus titled “Retirement Plans, Clients of Eligible Financial Intermediaries and Institutional Investors” or contact your Financial Intermediary for more information.

Distribution Plan
The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (“12b-1 Plan”) under the 1940 Act under which the Fund’s classes pay the Distributor an amount which is accrued daily and paid quarterly, at the following rates of the average daily net assets of the Fund:

Class A	Class C	Class FI	Class I	Class IS	Class R
0.25%	1.00%	0.25%	N/A	N/A	0.50%
Amounts paid under the 12b-1 Plan, by the Fund, are paid to the Distributor to reimburse it for costs of the services it provides and the expenses it bears in the distribution of the Fund’s shares, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to prospective investors; and preparation, printing and distribution of sales literature and advertising materials. Such fee is paid to the Distributor each year only to the extent of such costs and expenses of the Distributor under the 12b-1 Plan actually incurred in that year. In addition, payments to the Distributor under the 12b-1 Plan reimburse the Distributor for payments it makes to selected dealers and administrators which have entered into Service Agreements with the Distributor of periodic fees for services provided to shareholders of the Fund. The services provided by selected dealers pursuant to the 12b-1 Plan are primarily designed to promote the sale of shares of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders. The services provided by the administrators pursuant to the 12b-1 Plan are designed to provide support services to the Fund and include establishing and maintaining shareholders’ accounts and records, processing purchase and redemption transactions, answering routine client inquiries regarding the Fund and providing other services to the Fund as may be required.
Under the 12b-1 Plan, the Trustees will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The 12b-1 Plan may be terminated at any time by vote of a majority of the Trustees of the Trust who are not interested persons. Continuation of the 12b-1 Plan is considered by such Trustees no less frequently than annually. With the exception of the Distributor and the Adviser, in their capacities as the Fund’s principal underwriter and distribution coordinator, respectively, no interested person has or had a direct or indirect financial interest in the Plan or any related agreement.
While there is no assurance that the expenditures of the Fund’s assets to finance distribution of shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and because the Board is in a position to monitor the distribution expenses, it is able to determine the benefit of such expenditures in deciding whether to continue the Plan.
Any material amendment to the 12b-1 Plan must be approved by the Board, including a majority of the Independent Trustees, or by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes. The 12b-1 Plan may be terminated, with respect to a class or classes of the Fund, without penalty at any time: (1) by vote of a majority of the Board, including a majority of the Independent Trustees; or (2) by a vote of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the applicable class or classes.
For the fiscal year ended December 31, 2023, the Predecessor Fund paid distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Financial Intermediaries and third parties as shown in the following table.

Class	Advertising	Printing/ Mailing	Compensation to Underwriter	Compensation to Broker-Dealer	Compensation to Sales Personnel	Interest, carrying or other financing charges	Financial Consultant Compensation (Amortized)	Total
Class A	$332,419	$0	$0	$1,103,099	$0	$0	$0	$1,435,518
Class C	$72,201	$0	$0	$646,654	$0	$0	$0	$718,855
Class FI	$1,652	$0	$0	$17,538	$0	$0	$0	$19,190
Class R	$1,159	$0	$0	$16,556	$0	$0	$0	$17,715
Sub-Accounting Service Fees
In addition to the fees that the Fund may pay to its Transfer Agent, the Board has authorized the Fund to pay service fees, at the annual rate of up to 0.15% of applicable average net assets or $20 per account, to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub administration, sub-transfer agency, recordkeeping (collectively, “sub-accounting services”) and other shareholder services associated with shareholders whose shares are held of record in omnibus, networked, or other group accounts or accounts traded through registered securities clearing agents. Unless the Fund has adopted a specific shareholder servicing plan which is broken out as a separate expense, a sub-accounting fee paid by the Fund is included in the total amount of “Other Expenses” listed in the Fund’s Fees and Expenses table in the Prospectus.
Determination of Share Price
The NAV of the Fund is determined as of the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time), each day the NYSE is open for trading. However, the Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. It is expected that the NYSE will not be open for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday/Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV will not be calculated on days when the NYSE is closed for trading.
NAV is calculated by adding the value of all securities and other assets attributable to the Fund (including interest and dividends accrued, but not yet received), then subtracting liabilities attributable to the Fund (including accrued expenses).
Securities primarily traded in the Nasdaq Global Market® for which market quotations are readily available shall be valued using the Nasdaq ® Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. OTC securities which are not traded in the Nasdaq Global Market® shall be valued at the most recent sales price. Securities and assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith under procedures adopted by the Adviser, subject to oversight by the Board.
Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.
The Fund’s securities, including American depositary receipts, which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market.
Debt securities and bank loans are valued in accordance with prices supplied by an approved pricing service. Pricing services may use various valuation methodologies such as the mean between the bid and asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations.
Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.
In the case of foreign securities, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) often will result in an adjustment to the trading prices of foreign securities when foreign markets open on the following business day. If such events occur, the Fund will value foreign securities at fair value, taking into account such events, in calculating the NAV. In such cases, use of fair valuation can reduce an investor’s ability to seek to profit by estimating the Fund’s NAV in advance of the time the NAV is calculated. The Adviser anticipates that the Fund’s portfolio holdings will be fair valued only if market quotations for those holdings are considered unreliable or are unavailable.
An option that is written or purchased by the Fund shall be valued using composite pricing via the National Best Bid and Offer quotes. Composite pricing looks at the last trade on the exchange where the option is traded. If there are no trades for an option on a given business day, as of closing, the Adviser will value the option at the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. For options where market quotations are not readily available, fair value shall be determined by the Fund’s Adviser subject to Board oversight.
All other assets of the Fund are valued in such manner as the Adviser in good faith deems appropriate to reflect their fair value.

Tax Information
The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Fund’s prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund’s prospectus is not intended as a substitute for careful tax planning.
Fund shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisers with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.
The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.
Qualification as a Regulated Investment Company
The Fund has elected and intends to qualify each year to be treated, as a RIC under Subchapter M of the Code. To qualify as a RIC, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income) (the “Qualifying Income Test”); and (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, in the securities (other than the securities of other RICs) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships” (the “Asset Test”).
As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it timely distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, its taxable income other than its net capital gain, computed without regard to the dividends-paid deduction, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The Fund will be subject to income tax at the regular corporate income tax rate (currently 21%) on any taxable income or gains that it does not distribute to its shareholders. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. However, the Fund can give no assurances that distributions will be sufficient to eliminate all taxes.
If, for any taxable year, the Fund was to fail to qualify as a RIC under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation at the regular corporate income tax rate (currently 21%) and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current and accumulated earnings and profits, including any distributions of net tax-exempt interest income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Under certain circumstances, the Fund may cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize, and would generally be subject to a corporate-level tax with respect to, any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year.
Federal Excise Tax
The Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax).
The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. For example, the Fund may receive delayed or corrected tax reporting statements from its investments that cause the Fund to accrue additional income and gains after the Fund has already made its excise tax distributions for the year. In such a situation, the Fund may incur an excise tax liability resulting from such delayed receipt of such tax information statements. In addition, the Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirements for qualification as a RIC.
Capital Losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.
The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. In addition, the carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.
At December 31, 2023, the Predecessor Fund had capital loss carryforwards, which reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
Short-Term	Long-Term	Total
$229,990,052	$—	$229,990,052
Distributions to Shareholders
The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund. Taxable dividends and distributions are subject to tax whether you receive them in cash or in additional shares.
Distributions of net investment income including distributions of net short-term capital gains are taxable to shareholders as ordinary income or, for non-corporate shareholders, as qualified dividend income. Distributions from the Fund’s net capital gain (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses) are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. In general, to the extent that the Fund receives qualified dividend income, the Fund may report a portion of the dividends it pays as qualified dividend income, which for non-corporate shareholders is subject to U.S. federal income tax rates of up to 20%. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, and foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” with respect to such dividend, (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. The holding period requirements described in this paragraph apply to shareholders’ investments in the Fund and to the Fund’s investments in underlying dividend-paying stocks. Distributions received by the Fund from an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such underlying fund or REIT. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. The Fund’s investment strategies may limit its ability to distribute dividends eligible to be treated as qualified dividend income.
Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporate shareholders of the Fund. The Fund’s investment strategies may limit its ability to distribute dividends eligible for the dividends received deduction.
A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in the Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by the Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (the “IRS”).
To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualifying dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.
If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions may be treated as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce each shareholder’s tax basis, resulting in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s tax basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.
Each shareholder who receives taxable distributions in the form of additional shares will be treated for U.S. federal income tax purposes as if receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions. The shareholder’s aggregate tax basis in shares of the Fund will be increased by such amount.
A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions. This is known as “buying a dividend” and generally should be avoided by taxable investors.
A dividend or other distribution by the Fund is generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income of non-corporate shareholders in computing such shareholder’s liability for the alternative minimum tax. Shareholders should note that the Fund may make taxable distributions of income and capital gains even when share values have declined.
The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held your shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.
Sales or Redemptions
Any gain or loss recognized on a sale or redemption of shares of the Fund by a shareholder who holds Fund shares as capital assets securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss.
A shareholder may recognize a taxable gain or loss on a redemption of Fund shares. Any loss realized upon redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.
A 3.8% tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.
The Fund will be required to report to the IRS all distributions of taxable income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations. The Fund will also be required to report tax basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.
Tax Treatment of Complex Securities
The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.
Certain derivative investment by the Fund, such as OTC derivatives may not produce qualifying income for purposes of the Qualifying Income Test described above, which must be met in order for the Fund to maintain its status as a RIC under the Code. In addition, the determination of the value and the identity of the issuer of such derivative investments are often unclear for purposes of the Asset Test described above. The Fund intends to carefully monitor such investments to ensure that any non-qualifying income does not exceed permissible limits and to ensure that they are adequately diversified under the Asset Test. The Fund, however, may not be able to accurately predict the non-qualifying income from these investments and there are no assurances that the IRS will agree with the Fund’s determination of the Asset Test with respect to such derivatives.
Any security or other position entered into or held by the Fund that substantially diminishes the Fund’s risk of loss from any other position held by the Fund may constitute a “straddle” for U.S. federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.
The Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures and options contracts subject to section 1256 of the Code (“Section 1256 Contracts”) as of the end of the year as well as those actually realized during the year. Gain or loss from Section 1256 Contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on Section 1256 Contracts to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Fund to mark-to-market certain types of positions in its portfolios (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, the Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.
With respect to investments in STRIPS, Treasury Receipts, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, the Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because the Fund intends to distribute all of its net investment income to its shareholders, the Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.
Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund’s disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.
The Fund may invest in, or hold, debt obligations that are in the lowest rating categories or that are unrated, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
In general, for purposes of the Qualifying Income Test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that, in general, derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that generally derives less than 90% of its income from the same sources as described in the Qualifying Income test) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
The Fund may invest in certain MLPs which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but the Fund’s investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test to no more than 25% of the value of the Fund’s assets. The Fund will monitor its investment in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs and other partnerships that the Fund may invest in will deliver Schedules K-1 to the Fund to report its share of income, gains, losses, deductions and credits of the MLP or other partnership. These Schedules K-1 may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not the same as a “qualified publicly traded partnership” as defined in the immediately preceding paragraphs. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A RIC, such as the Fund, is currently not permitted to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.
The Fund may invest in U.S. REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.
“Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so. Unless later extended or made permanent, this 20% deduction will no longer be available for taxable years beginning after December 31, 2025.
REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, the Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.
Certain of the Fund’s investments when made directly (including commodity-related investments and certain other non-security based derivatives) may generate income that is not qualifying income for purposes of the Qualifying Income Test described above. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to certain securities within the limitations of the federal tax requirements of Subchapter M of the Code. The “Subpart F” income (defined in Section 951 of the Code to include passive income, including from commodity-linked derivatives) of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund to the extent that such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. The Fund expects its “Subpart F” income attributable to its investment in the Subsidiary to be treated as “qualifying income.” The Adviser intends to conduct the Fund’s investments in the Subsidiary in a manner consistent with the terms and conditions of applicable Code provisions, and will monitor the Fund's investments in the Subsidiary to ensure that no more than 25% of the Fund’s assets are invested in the Subsidiary.

To the extent the Fund directly invests in cryptocurrency or Cryptocurrency ETPs, commodity-linked derivative instruments and other similar instruments it may be subject to the risk that such instruments will not generate qualifying income and may compromise the Fund’s ability to qualify as a RIC. The Fund may be unable to determine the percentage of qualifying income it has derived for a taxable year until after year-end, may generate more non-qualifying income than anticipated or may be unable to generate qualifying income in a particular taxable year at levels sufficient to limit its non-qualifying income to 10% of its gross income. If the Fund were to fail to meet the Qualifying Income Test for qualification as a RIC, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income, unless certain relief provisions are available (which would generally require the Fund to pay certain Fund-level taxes). In addition, the Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained, in an effort to meet the Qualifying Income Test described above.
A U.S. person, including the Fund, who owns (directly or indirectly) 10% or more of the total combined voting power of all classes of stock of 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “United States Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. The Fund expects that the Subsidiary will be treated as a CFC and that, under the CFC rules, the Fund will be treated as a “U.S. shareholder” of the Subsidiary. As a “U.S. shareholder” of the Subsidiary, the Fund will be required to include in its gross income the Subsidiary’s “Subpart F income” (described below) and any global intangible low-taxed income (“GILTI”) for the CFC’s taxable year ending within the Fund’s taxable year regardless of whether corresponding cash amounts are distributed to the Fund in a given year. “Subpart F income” generally includes interest, original issue discount, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans and net payments received with respect to equity swaps and similar derivatives. “Subpart F income” also includes the excess of gains over losses from transactions (including futures, forward and similar transactions) in any commodities. The “Subpart F income” of the Fund attributable to its investment in the Subsidiary is “qualifying income” to the Fund for purposes of the Qualifying Income Test described above to the extent that such income is derived with respect to such Fund’s business of investing in stock, securities or currencies. GILTI generally includes the active operating profits of the CFC, reduced by a deemed return on the tax basis of the CFC’s depreciable tangible assets.
Subpart F income and GILTI are treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to the Fund and thus will not be available to offset income or capital gain generated from the Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years. To the extent the Fund invests in the Subsidiary and recognizes “Subpart F” income” or GILTI in excess of actual cash distributions from the Subsidiary, if any, it may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. “Subpart F” income” also includes the excess of gains over losses from transactions (including futures, forward and other similar transactions) in commodities.
The Fund’s recognition of any “Subpart F” income” or GILTI from an investment in the Subsidiary will increase the Fund’s tax basis in the Subsidiary. Distributions by the Subsidiary to the Fund, including in redemption of the Subsidiary’s shares, will be tax free, to the extent of the Subsidiary’s previously undistributed “Subpart F” income” or GILTI, and will correspondingly reduce the Fund’s tax basis in the Subsidiary, and any distributions in excess of the Fund’s tax basis in the Subsidiary will be treated as realized gain. Any losses with respect to the Fund’s shares of the Subsidiary will not be currently recognized. The Fund’s investment in the Subsidiary will potentially have the effect of accelerating the Fund’s recognition of income and causing its income to be treated as ordinary income, regardless of the character of the Subsidiary’s income. If a net loss is realized by the Subsidiary, such loss is generally not available to offset the income earned by the Fund. In addition, the net losses incurred during a taxable year by the Subsidiary cannot be carried forward by the Subsidiary to offset gains realized by it in subsequent taxable years. The Fund will not receive any credit in respect of any non-U.S. tax borne by the Subsidiary.
A foreign corporation, such as the Subsidiary, is generally not subject to U.S. federal income taxation on a net income basis unless it is deemed to be engaged in a U.S. trade or business. A foreign corporation generally will not be treated as engaged in a U.S. trade or business if it only trades in stocks, securities and certain commodities through a resident broker, commission agent, custodian or other independent agent. The Fund expects that the Subsidiary will fall within this exception and therefore will not be subject to tax on a net income basis in the U.S. If, however, the Subsidiary were to engage in activities outside of the exception, then the Subsidiary might be subject to tax on its net income that is effectively connected with the conduct of a trade or business in the U.S.

The Subsidiary may be subject to a 30% withholding tax, even if it is not deemed to be engaged in a U.S. trade or business, if it realizes certain types of income from U.S. sources. The Fund does not expect the Subsidiary will earn income that will be subject to the 30% withholding tax.
If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Amounts included in income each year by the Fund arising from a QEF election will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.
The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations, which may result in a shareholder not receiving full credit or deduction (if any) for the amount of such taxes.
In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.
The Fund may invest directly in a Cryptocurrency ETP, which is expected to be treated as a grantor trust for U.S. federal income tax purposes, and, therefore, an investment by the Fund in a Cryptocurrency ETP will generally be treated as a direct investment by the Fund in an undivided interest in the cryptocurrency for such purposes. Many significant aspects of the U.S. federal income tax treatment of investments in cryptocurrency are uncertain and an investment in cryptocurrency may produce income that if directly earned by a RIC would not be treated as qualifying income for purposes of the Qualifying Income Test (as described above) necessary for the Fund to qualify as a RIC under Subchapter M of the Code. To the extent the Fund invests in Cryptocurrency ETPs, it will seek to restrict its income from such investments to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with the Qualifying Income Test (as described above) necessary for the Fund to qualify as a RIC under Subchapter M of the Code. However, the Fund may generate more non-qualifying income than anticipated, may not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the Qualifying Income Test (as described above), or may not be able to accurately predict the non-qualifying income from these investments. Accordingly, the extent to which the Fund invests in Cryptocurrency ETPs directly may be limited by the Qualifying Income Test (as described above), which the Fund must continue to satisfy to maintain its status as a RIC. Failure to comply with the Qualifying Income Test (as described above) would have significant negative tax consequences to Fund shareholders.
Tax Shelter Reporting Regulations
Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Backup Withholding
Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax at the rate of 24% in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers or with required certifications regarding their status under the federal income tax law, or if the IRS notifies the Fund that such backup withholding is required. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder’s ultimate federal income tax liability if proper documentation is provided. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.
Tax-Exempt Shareholders
Certain tax-exempt shareholders, including qualified pension plans, IRAs, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by tax-exempt shareholders. However, notwithstanding that the Fund generally blocks UBTI, a tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax adviser. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisers regarding these issues.
The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax adviser about the tax implications of an investment in the Fund.
Non-U.S. Investors
Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisers prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.
Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable series of IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as

non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.
A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisers in this regard.
State Taxes
Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate excise, income or franchise tax in Delaware if it qualifies as a RIC for federal income tax purposes.
Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the Fund. Investment in Ginnie Mae or Fannie Mae securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisers regarding state and local taxes applicable to an investment in the Fund.
This discussion and the related discussion in the Prospectus have been prepared by Fund management. The information above is only a summary of some of the federal income tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisers to determine the suitability of the Fund and the applicability of any federal, state, local or foreign taxation.
Tax-Deferred Qualified Plans—Class A and Class C Shares
Investors may invest in Class A and Class C shares of the Fund through IRAs, simplified employee pension plans (“SEPs”), savings incentive match plans for employees (“SIMPLES”), other qualified retirement plans and Coverdell ESAs (collectively, “qualified plans”). In general, income earned through the investment of assets of qualified plans is not taxed to their beneficiaries until the income is distributed to those beneficiaries (or, in the case of Roth IRAs and Coverdell ESAs, not at all if certain conditions are satisfied). Investors who are considering establishing a qualified plan should consult their attorneys or other tax advisers with respect to individual tax questions. Please consult your financial adviser for further information with respect to these plans.
Individual Retirement Account—IRA
TRADITIONAL IRA. Certain Class A and Class C shareholders who receive compensation, including earnings from self-employment, may establish and make contributions to an IRA. Your IRA contributions can be tax-deductible if neither you nor your spouse is an active participant in a qualified employer or government retirement plan. If you or your spouse is an active participant in such a plan, your IRA contribution may be deductible, in whole or in part, depending on the amount of your and your spouse’s combined adjusted gross income. In addition, all earnings grow tax-deferred until withdrawn, at which point distributions are taxed as ordinary income to you, usually after age 59 1/2, when you may be in a lower tax bracket. Withdrawals made before age 59 1/2 are generally subject to a 10% penalty.
ROTH IRA. Unlike a traditional IRA, a Roth IRA is only available to individuals who meet certain “modified adjusted gross income” (MAGI) limitations. Under certain circumstances, a traditional IRA may be converted to a Roth IRA; these conversions are, however, subject to federal income tax.
Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or, in the case of earnings attributable to a conversion of a traditional IRA, the conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).

Simplified Employee Pension Plan—SEP
The Adviser makes available to corporate and other employers a SEP for investment in Class A and Class C shares of the Fund.
Savings Incentive Match Plan for Employees—SIMPLE
An employer with no more than 100 employees that does not maintain another qualified retirement plan may establish a SIMPLE, either as a plan using separate IRAs or as part of a Code section 401(k) plan. A SIMPLE, which is not subject to the complicated nondiscrimination rules that generally apply to other qualified retirement plans, allows certain employees to make elective contributions of up to certain amounts each year and requires the employer to make matching contributions of up to 3% of each such employee’s salary or a 2% non-elective contribution.
Coverdell Education Savings Account—Coverdell ESA
A Coverdell ESA provides a vehicle for saving for a child’s education. A Coverdell ESA may be established for the benefit of any minor, and any person whose MAGI does not exceed certain levels may contribute to a Coverdell ESA, subject to certain annual limits on contributions. Contributions are not deductible and may not be made after the beneficiary reaches age 18; however, earnings accumulate tax-free, and withdrawals are not subject to tax if used to pay the qualified education expenses of the beneficiary (or a qualified family member).
For further information regarding any of the above qualified plans, including MAGI limitations, contact your financial adviser or the Fund at 800-655-0324.

Withholding
Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from qualified retirement plans (except IRAs and SEPs), unless the recipient transfers the distribution directly to an “eligible retirement plan” (including an IRA or other qualified retirement plan) that accepts those distributions. Other distributions generally are subject to regular wage withholding or to withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. Investors should consult their plan administrator or tax adviser for further information.
This discussion and the related discussion in the Prospectus have been prepared by Fund management. The information above is only a summary of some of the tax considerations generally affecting the Fund and its shareholders. No attempt has been made to discuss individual tax consequences and this discussion should not be construed as applicable to all shareholders’ tax situations. Investors should consult their own tax advisers to determine the suitability of the Fund and the applicability of any state, local or foreign taxation.
Marketing and Support Payments
The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or other compensation to certain Financial Intermediaries who sell shares of the Fund. Such payments may be divided into categories as follows:
Support Payments. Payments may be made by the Adviser to certain Financial Intermediaries in connection with the eligibility of the Fund to be offered in certain programs and/or in connection with meetings between the Fund’s representatives and Financial Intermediaries and its sales representatives. Such meetings may be held for various purposes, including providing education and training about the Fund and other general financial topics to assist Financial Intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.
Entertainment, Conferences and Events. The Adviser also may pay cash or non-cash compensation to sales representatives of Financial Intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainments; and/or (iii) sponsorship support for the Financial Intermediary’s client seminars and cooperative advertising. In addition, the Adviser pays for exhibit space or sponsorships at regional or national events of Financial Intermediaries.
The prospect of receiving, or the receipt of additional payments or other compensation as described above by Financial Intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Fund, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments. You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to the Fund shares.

Financial Statements
The Predecessor Fund’s annual report to shareholders for the fiscal year ended December 31, 2023 is a separate document and the financial statements, accompanying notes and report of the Fund’s independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

Appendix A Description of Securities Ratings

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

    Local Currency and Foreign Currency Risks – Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Standard & Poor’s issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” - Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

Appendix B Proxy Voting Policy

PATIENT CAPITAL MANAGEMENT, LLC
PROXY VOTING

PATIENT CAPITAL MANAGEMENT, LLC (the “Adviser”) will exercise its proxy voting responsibilities to serve the best interests of its clients and in compliance with applicable laws and regulations. The Adviser recognizes that proxy voting is a valuable right of company shareholders and believes that shareholders are best served by a voting process guided by the principles of preserving and expanding the power of shareholders in areas of corporate governance and allowing responsible management teams to run businesses.

Procedures

Oversight of Policies and Procedures

The Adviser’s Chief Investment Officer (“CIO”) and CCO are responsible for overseeing the Adviser’s proxy voting policies and procedures. The CIO has authority to vote proxies on behalf of the Adviser’s clients. The CIO has delegated proxy voting authority to the portfolio managers for each investment strategy managed by the Adviser.

Limitations

The Adviser recognizes proxy voting as a valuable right of company shareholders. Generally speaking, the Adviser will vote all proxies it receives. However, the Adviser may refrain from voting in certain circumstances. For instance, the Adviser generally intends to refrain from voting a proxy if the company’s shares are no longer held by the Adviser’s clients at the time of the meeting. Additionally, the Adviser may refrain from voting a proxy if the Adviser concludes the potential impact on shareholders’ interests is insignificant while the cost associated with analyzing and voting the proxy may be significant.

Client Accounts for which the Adviser Votes Proxies

The Adviser shall vote proxies for each client account that:

•Has specifically authorized the Adviser to vote proxies

•Without specifically authorizing the Adviser to vote proxies, has granted general investment discretion to the Adviser in the investment management agreement

•Is subject to ERISA, unless the investment management agreement or another applicable writing specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to account inception, the Adviser’s compliance team shall determine whether the Adviser has proxy voting authority over such client account.

The Adviser will deliver to each client for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of the proxy voting policies and procedures (this summary will be included in the Adviser’s Brochure). The summary will state that a copy of the Adviser’s complete proxy voting policies and procedures is available upon request, as well as the Adviser’s current Proxy Voting Guidelines (“Proxy Voting Guidelines.”)

The Adviser will maintain a record of each client request for proxy voting information. The Adviser will also maintain a copy of its response thereto.

Proxy Administration

For each client account for which the Adviser votes proxies, the Adviser’s operations team will instruct the client custodian to forward proxy materials to the vendor engaged by the Adviser (the “Proxy Administration Vendor”) to electronically receive ballots and transmit the Adviser’s proxy votes. The Proxy Administration Vendor will also maintain copies of all proxy voting receipts and records. New client custodians will be notified at account inception of their responsibility to deliver proxy materials to the Adviser’s Proxy Administration Vendor. The Adviser’s CCO, working with the operations team, will oversee the Proxy Administration Vendor and will periodically review the services provide to ensure that the Adviser is meeting all of its proxy voting responsibilities in a reasonable manner.

Compliance Review

A member of the compliance team will review the pending proxies and identify any potential conflicts between the Adviser, or its employees, and the Adviser’s clients.

Identifying Conflicts

In identifying conflicts of interest, the compliance team will review the following issues:

•Whether there are any business or personal relationships between the Adviser, or an employee of the Adviser, and the officers, directors or shareholder proposal proponents of a company whose securities are held in client accounts that may create an incentive to vote in a manner that is not consistent with the best interests of the Adviser’s clients.

•Whether the Adviser has any other economic incentive to vote in a manner that is not consistent with the best interests of its clients.

Assessing Materiality

If it is determined that a potential conflict exists, the CCO and the CIO will consult and make a final determination of materiality. A conflict will typically be deemed to be material if, in the exercise of reasonable judgment, it is determined that the conflict is likely to have an impact on the manner in which the subject shares are voted. The compliance team will maintain a record of this determination.

If it is determined that the conflict is not material, the proxy issue will be forwarded to the portfolio manager for voting.

If the final determination is that the conflict is material, the following procedures will apply:

•If the Adviser’s current Proxy Voting Guidelines definitively address the issues presented for vote, the Adviser will vote according to the Proxy Voting Guidelines.

•If the issues presented for vote are not definitively addressed in the Proxy Voting Guidelines, the Adviser will either (x) follow the vote recommendation of an independent voting delegate or (y) disclose the conflict to clients and obtain their consent to vote.

Notification to Clients

Upon receipt of a client request for information on how proxies were voted for that client’s account, the Adviser will promptly provide such requested information to the client in writing.

Submission of Proxy Votes

The Adviser’s portfolio managers will have responsibility for voting all proxies. The portfolio managers may provide instructions to other members of the Adviser to complete the administrative act of voting the proxy issues via the Proxy Administration Vendor’s software, online or via facsimile.

Recordkeeping

The Adviser shall maintain the following records relating to proxy voting:

•a copy of this proxy voting policy, including any and all amendments that may be adopted

•a copy of each proxy statement that the Adviser receives regarding client securities

•a record of each vote cast by the Adviser on behalf of a client

•documentation relating to the identification and resolution of conflicts of interest

•any documents created by the Adviser that were material to a proxy voting decision or that memorialized the basis for that decision

•a copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the Adviser to any (written or oral) client request for information on how the Adviser voted proxies on behalf of the requesting client.

All required records shall be maintained for a period of six years from the end of the fiscal year during which the last entry was made on such record. For the first two (2) years of the six (6) year period, the required records will be maintained in the Adviser’s office. In lieu of keeping copies of proxy statements, the Adviser may rely on proxy statements filed on the EDGAR filing system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. The Adviser may also rely on a third party to make and retain, on the Adviser’s behalf, records of votes cast by the Adviser on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

Form N-PX

In addition, for each of the Funds, the Adviser shall ensure that an annual report on Form N-PX is filed in a timely manner.

SCHEDULE 1

PROXY VOTING GUIDELINES

The Adviser maintains these proxy-voting guidelines, which set forth the manner in which the Adviser generally votes on issues that are routinely presented. Please note that for each proxy vote the Adviser takes into consideration its duty to its clients, the specific circumstances of the vote and all other relevant facts available at the time of the vote. While these guidelines provide the framework for voting proxies, ultimately proxy votes are cast on a case-by-case basis. Therefore actual votes for any particular proxy issue may differ from the guidelines shown below.
______________________________________________________________________________

Four principal areas of interest to shareholders:
1.Obligations of the Board of Directors
2.Compensations of management and the Board of Directors
3.Take-over protections
4.Shareholders’ rights
5.

Proxy Issue	Adviser Guideline

BOARD OF DIRECTORS
Independence of Boards of Directors: majority of unrelated directors, independent of management	For
Nominating Process: independent nominating committee seeking qualified candidates, continually assessing directors and proposing new nominees	For
Size and Effectiveness of Boards of Directors: Boards must be no larger than 15 members	For
Cumulative Voting for Directors	For
Staggered Boards	Against
Separation of Board and Management Roles (CEO/Chairman)	Case-by-Case
Compensation Review Process: compensation committee comprised of outside, unrelated directors to ensure shareholder value while rewarding good performance	For
Director Liability & Indemnification: support limitation of liability and provide indemnification	For
Audit Process	For
Board Committee Structure: audit, compensation, and nominating and/or governance committee consisting entirely of independent directors	For
Monetary Arrangements for Directors: outside of normal board activities amts should be approved by a board of independent directors and reported in proxy	For
Fixed Retirement Policy for Directors	Case-by-Case
Ownership Requirement: all Directors have direct and material cash investment in common shares of Company	For
Proposals on Board Structure: (lead director, shareholder advisory committees, requirement that candidates be nominated by shareholders, attendance at meetings)	For
Annual Review of Board/CEO by Board	For
Periodic Executive Sessions Without Mgmt (including CEO)	For
Votes for Specific Directors	Case-by-Case

Proxy Issue	Adviser Guideline

MANAGEMENT AND DIRECTOR COMPENSATION
Stock Option and Incentive Compensation Plans:	Case-by-Case
Form of Vehicle: grants of stock options, stock appreciation rights, phantom shares and restricted stock	Case-by-Case
Price	Against plans whose underlying securities are to be issued at less than 100% of the current market value
Re-pricing: plans that allow the Board of Directors to lower the exercise price of options already granted if the stock price falls or under-performs the market	Against
Expiry: plan whose options have a life of more than ten years	Case-by-Case
Expiry: “evergreen” stock option plans	Against
Dilution:	Case-by-Case – taking into account value creation, commitment to shareholder-friendly policies, etc.
Vesting: stock option plans that are 100% vested when granted	Against
Performance Vesting: link granting of options, or vesting of options previously granted, to specific performance targets	For
Concentration: authorization to allocate 20% or more of the available options to any one individual in any one year	Against
Director Eligibility: stock option plans for directors if terms and conditions are clearly defined and reasonable	Case-by-Case
Change in Control: stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares	Against
Change in Control: change in control arrangements developed during a take-over fight specifically to entrench or benefit management	Against
Change in Control: granting options or bonuses to outside directors in event of a change in control	Against
Board Discretion: plans to give Board broad discretion in setting terms and conditions of programs	Against
Employee Loans: Proposals authorizing loans to employees to pay for stock or options	Against
Director Compensation: % of directors’ compensation in form of common shares	For
Golden Parachutes	Case-by-Case
Expense Stock Options	For
Severance Packages: must receive shareholder approval	For
Lack of Disclosure about Provisions of Stock-based Plans	Against
Reload Options	Against
Plan Limited to a Small Number of Senior Employees	Against
Employee Stock Purchase Plans	Case-by-Case

Proxy Issue	Adviser Guideline

SHAREHOLDERS’ RIGHTS
Confidential Voting by Shareholders	For
Dual-Class Share Structures	Against
Linked Proposals: with the objective of making one element of a proposal more acceptable	Against
Blank Check Preferred Shares: authorization of, or an increase in, blank check preferred shares	Against
Supermajority Approval of Business Transactions: management seeks to increase the number of votes required on an issue above two-thirds of the outstanding shares	Against
Increase in Authorized Shares: provided the amount requested is necessary for sound business reasons	For
Shareholder Proposals	Case-by-Case
Stakeholder Proposals	Case-by-Case

SHAREHOLDERS’ RIGHTS
“Fair Price” Provisions: Measures to limit ability to buy back shares from particular shareholder at higher-than-market prices	Against
“Fair Price” Provisions: Measures to limit ability to buy back shares from particular shareholder at higher-than-market prices	For
Preemptive Rights	For
Actions altering Board/Shareholder Relationship Require Prior Shareholder Approval (including “anti-takeover” measures)	For
Allow Shareholder action by written consent	For
Allow Shareholders to call Special Meetings	For
Social and Environmental Issues	As recommended by Company Management
Reimbursing Proxy Solicitation Expenses	Case-by-Case

PART C
OTHER INFORMATION

Item 28.	Exhibits

(a)	(i)
Certificate of Trust dated February 16, 2023 was previously filed with Advisor Managed Portfolios’ (the “Trust”) Registration Statement on Form N-1A on March 30, 2023 and is incorporated herein by reference.

(ii) Agreement and Declaration of Trust dated February 16, 2023 was previously filed with the Trust's Registration Statement on Form N-1A on March 30, 2023 and is incorporated herein by reference.
(b)	Bylaws dated February 16, 2023 were previously filed with the Trust's Registration Statement on Form N-1A on March 30, 2023 and are incorporated herein by reference.
(c)	Instruments Defining Rights of Security Holders are incorporated by reference into the Trust’s Agreement and Declaration of Trust and Bylaws.
(d)
Investment Advisory Agreement dated October 23, 2023 between the Trust and Patient Capital Management, LLC was previously filed with the Trust’s Registration Statement on Form N-1A on December 18, 2023 and is incorporated herein by reference.

(i)
First Amendment dated December 29th, 2023, to the Investment Advisory Agreement dated October 23, 2023 was previously filed with the Trust’s Registration Statement on Form N-1A on April 26, 2024 and is incorporated herein by reference.

(e)
Distribution Agreement between the Trust and Quasar Distributors, LLC was previously filed with the Trust’s Registration Statement on Form N-1A on December 18, 2023 and is incorporated herein by reference.

(i)
First Amendment dated October 2, 2023 to Distribution Agreement dated December 13, 2023 was previously filed with the Trust’s Registration Statement on Form N-1A on July 26, 2024 and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts - not applicable.
(g)	(i)
Custody Agreement dated September 14, 2023 between the Trust and U.S. Bank National Association was previously filed with the Trust's Registration Statement on Form N-1A on December 12, 2023 and is incorporated herein by reference.

(ii)
Exhibit to Custody Agreement dated September 14, 2023 between the Trust and U.S. Bank National Association was previously filed with the Trust’s Registration Statement on Form N-1A on December 18, 2023 and is incorporated herein by reference.

(h)	Other Material Contracts
(i)
Fund Servicing Agreement dated September 14, 2023 between the Trust and U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services was previously filed with the Trust's Registration Statement on Form N-1A on December 12, 2023 and is incorporated herein by reference.

(a)
Exhibit to Fund Servicing Agreement the dated September 14, 2023 between the Trust and U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services was previously filed with the Trust’s Registration Statement on Form N-1A on December 18, 2023 and is incorporated herein by reference.

(ii)
Operating Expenses Limitation Agreement dated October 24, 2023 between the Trust and Patient Capital Management, LLC was previously filed with the Trust’s Registration Statement on Form N-1A on December 18, 2023 and is incorporated herein by reference.

(a) First Amendment to Operating Expenses Limitation Agreement dated December 2, 2024 - filed herewith.
(iii)
Power of Attorney for Power of Attorney for Russell Emery, Brian S. Ferrie, Wan-Chong Kung, and Christopher E. Kashmerick dated January 25, 2024 was previously filed with the Trust’s Registration Statement on Form N-1A on February 2, 2024 and is incorporated herein by reference.

(iv) Investment Management Agreement between Patient Opportunity Trust Cayman Fund Ltd and Patient Capital Management LLC dated December 5, 2024 - filed herewith.
(i)	Legal Opinions regarding issuance of shares was previously filed with the Trust’s Registration Statement on Form N-1A on April 26th, 2024 and is incorporated herein by reference.
(j)	Consent of Independent Registered Public Accounting Firm - filed herewith.

(k)	Omitted Financial Statements - not applicable.
(l)	Initial Capital Agreements - not applicable.
(m)	Rule 12b-1 Plan was previously filed with the Trust’s Registration Statement on Form N-1A on December 12, 2023 and is incorporated herein by reference.
(n)	Rule 18f-3 Plan adopted June 1, 2023, was previously filed with the Trust’s Registration Statement on Form N-1A on December 13, 2023 and is incorporated herein by reference.
(o)	Reserved.
(p)	(i) Code of Ethics for the Trust adopted May 31, 2023, was previously filed with the Trust's Registration Statement on Form N-1A on July 6, 2023 and is incorporated herein by reference.
(ii)
Code of Ethics for Patient Capital Management, LLC dated June 30, 2023 was previously filed with the Trust’s Registration Statement on Form N-1A on April 26, 2024 and is incorporated herein by reference.

Item 29.	Persons Controlled by or under Common Control with Registrant
No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.	Indemnification
Reference is made to Article VI in the Registrant’s Agreement and Declaration of Trust, which is incorporated by reference herein.
Pursuant to Rule 484 under the Securities Act of 1933, as amended (the “Securities Act”), the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”
With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds' Registration Statement, reports to shareholders or advertising and sales literature.

Item 31.	Business and Other Connections of Investment Adviser
Patient Capital Management, LLC, located at One South Street, Suite 2550, Baltimore, Maryland 21202, is a registered investment adviser under the Investment Advisers Act of 1940 and serves as investment adviser for the Trust’s series, Patient Opportunity Trust.

With respect to the Adviser, the response to this Item is incorporated by reference to the Adviser’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the U.S. Securities and Exchange Commission (“SEC”) (File No. 801-118170), dated March 29, 2024. The Adviser’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32.	Principal Underwriters
    (a) Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.Advisor Managed Portfolios
2.Capital Advisors Growth Fund, Series of Advisors Series Trust
3.Chase Growth Fund, Series of Advisors Series Trust
4.Davidson Multi Cap Equity Fund, Series of Advisors Series Trust
5.Ecofin Tax-Exempt Private Credit Fund, Inc.
6.Edgar Lomax Value Fund, Series of Advisors Series Trust
7.First Sentier American Listed Infrastructure Fund, Series of Advisors Series Trust
8.First Sentier Global Listed Infrastructure Fund, Series of Advisors Series Trust
9.Huber Large Cap Value Fund, Series of Advisors Series Trust
10.Huber Mid Cap Value Fund, Series of Advisors Series Trust
11.Huber Select Large Cap Value Fund, Series of Advisors Series Trust
12.Huber Small Cap Value Fund, Series of Advisors Series Trust
13.Logan Capital Broad Innovative Growth ETF, Series of Advisors Series Trust
14.Medalist Partners MBS Total Return Fund, Series of Advisors Series Trust
15.Medalist Partners Short Duration Fund, Series of Advisors Series Trust
16.O'Shaughnessy Market Leaders Value Fund, Series of Advisors Series Trust
17.PIA BBB Bond Fund, Series of Advisors Series Trust
18.PIA High Yield (MACS) Fund, Series of Advisors Series Trust
19.PIA High Yield Fund, Series of Advisors Series Trust
20.PIA MBS Bond Fund, Series of Advisors Series Trust
21.PIA Short-Term Securities Fund, Series of Advisors Series Trust
22.Poplar Forest Cornerstone Fund, Series of Advisors Series Trust
23.Poplar Forest Partners Fund, Series of Advisors Series Trust
24.Pzena Emerging Markets Value Fund, Series of Advisors Series Trust
25.Pzena International Small Cap Value Fund, Series of Advisors Series Trust
26.Pzena International Value Fund, Series of Advisors Series Trust
27.Pzena Mid Cap Value Fund, Series of Advisors Series Trust
28.Pzena Small Cap Value Fund, Series of Advisors Series Trust
29.Reverb ETF, Series of Advisors Series Trust
30.Scharf Fund, Series of Advisors Series Trust
31.Scharf Global Opportunity Fund, Series of Advisors Series Trust
32.Scharf Multi-Asset Opportunity Fund, Series of Advisors Series Trust
33.Shenkman Capital Floating Rate High Income Fund, Series of Advisors Series Trust
34.Shenkman Capital Short Duration High Income Fund, Series of Advisors Series Trust
35.VegTech Plant-based Innovation & Climate ETF, Series of Advisors Series Trust
36.The Aegis Funds
37.Allied Asset Advisors Funds
38.Angel Oak Funds Trust
39.Angel Oak Strategic Credit Fund
40.Brookfield Infrastructure Income Fund Inc.
41.Brookfield Investment Funds
42.Buffalo Funds
43.DoubleLine Funds Trust
44.EA Series Trust (f/k/a Alpha Architect ETF Trust)
45.Ecofin Tax-Advantaged Social Impact Fund, Inc.
46.AAM Bahl & Gaynor Small/Mid Cap Income Growth ETF, Series of ETF Series Solutions
47.AAM Brentview Dividend Growth ETF, Series of ETF Series Solutions
48.AAM Low Duration Preferred and Income Securities ETF, Series of ETF Series Solutions
49.AAM S&P 500 High Dividend Value ETF, Series of ETF Series Solutions
50.AAM Sawgrass U.S. Large Cap Quality Growth ETF, Series of ETF Series Solutions
51.AAM Sawgrass U.S. Small Cap Quality Growth ETF, Series of ETF Series Solutions
52.AAM SLC Low Duration Income ETF, Series of ETF Series Solutions

53.AAM Transformers ETF, Series of ETF Series Solutions
54.AlphaMark Actively Managed Small Cap ETF, Series of ETF Series Solutions
55.Aptus Collared Investment Opportunity ETF, Series of ETF Series Solutions
56.Aptus Defined Risk ETF, Series of ETF Series Solutions
57.Aptus Drawdown Managed Equity ETF, Series of ETF Series Solutions
58.Aptus Enhanced Yield ETF, Series of ETF Series Solutions
59.Aptus International Enhanced Yield ETF, Series of ETF Series Solutions
60.Aptus Large Cap Enhanced Yield ETF, Series of ETF Series Solutions
61.Aptus Large Cap Upside ETF, Series of ETF Series Solutions
62.Bahl & Gaynor Dividend ETF, Series of ETF Series Solutions
63.Bahl & Gaynor Income Growth ETF, Series of ETF Series Solutions
64.Bahl & Gaynor Small Cap Dividend ETF, Series of ETF Series Solutions
65.BTD Capital Fund, Series of ETF Series Solutions
66.Carbon Strategy ETF, Series of ETF Series Solutions
67.ClearShares OCIO ETF, Series of ETF Series Solutions
68.ClearShares Piton Intermediate Fixed Income Fund, Series of ETF Series Solutions
69.ClearShares Ultra-Short Maturity ETF, Series of ETF Series Solutions
70.Distillate International Fundamental Stability & Value ETF, Series of ETF Series Solutions
71.Distillate Small/Mid Cash Flow ETF, Series of ETF Series Solutions
72.Distillate U.S. Fundamental Stability & Value ETF, Series of ETF Series Solutions
73.ETFB Green SRI REITs ETF, Series of ETF Series Solutions
74.Hoya Capital High Dividend Yield ETF, Series of ETF Series Solutions
75.Hoya Capital Housing ETF, Series of ETF Series Solutions
76.LHA Market State Alpha Seeker ETF, Series of ETF Series Solutions
77.LHA Market State Tactical Beta ETF, Series of ETF Series Solutions
78.LHA Market State Tactical Q ETF, Series of ETF Series Solutions
79.LHA Risk-Managed Income ETF, Series of ETF Series Solutions
80.McElhenny Sheffield Managed Risk ETF, Series of ETF Series Solutions
81.NETLease Corporate Real Estate ETF, Series of ETF Series Solutions
82.Opus Small Cap Value ETF, Series of ETF Series Solutions
83.Range Cancer Therapeutics ETF, Series of ETF Series Solutions
84.Roundhill Acquirers Deep Value ETF, Series of ETF Series Solutions
85.The Acquirers Fund, Series of ETF Series Solutions
86.The Brinsmere Fund - Conservative ETF, Series of ETF Series Solutions
87.The Brinsmere Fund - Growth ETF, Series of ETF Series Solutions
88.U.S. Global GO GOLD and Precious Metal Miners ETF, Series of ETF Series Solutions
89.U.S. Global JETS ETF, Series of ETF Series Solutions
90.U.S. Global Sea to Sky Cargo ETF, Series of ETF Series Solutions
91.US Vegan Climate ETF, Series of ETF Series Solutions
92.Vest 10 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
93.Vest 2 Year Interest Rate Hedge ETF, Series of ETF Series Solutions
94.First American Funds Trust
95.FundX Investment Trust
96.The Glenmede Fund, Inc.
97.The GoodHaven Funds Trust
98.Harding, Loevner Funds, Inc.
99. Hennessy Funds Trust
100.Horizon Funds
101.Hotchkis & Wiley Funds
102.Intrepid Capital Management Funds Trust
103.Jacob Funds Inc.
104.The Jensen Quality Growth Fund Inc.

105.Kirr, Marbach Partners Funds, Inc.
106.Leuthold Funds, Inc.
107.Core Alternative ETF, Series of Listed Funds Trust
108.Wahed Dow Jones Islamic World ETF, Series of Listed Funds Trust
109.Wahed FTSE USA Shariah ETF, Series of Listed Funds Trust
110.LKCM Funds
111.LoCorr Investment Trust
112.MainGate Trust
113.ATAC Rotation Fund, Series of Managed Portfolio Series
114.Coho Relative Value Equity Fund, Series of Managed Portfolio Series
115.Coho Relative Value ESG Fund, Series of Managed Portfolio Series
116.Cove Street Capital Small Cap Value Fund, Series of Managed Portfolio Series
117.Ecofin Global Water ESG Fund, Series of Managed Portfolio Series
118.Jackson Square Large-Cap Growth Fund, Series of Managed Portfolio Series
119.Jackson Square SMID-Cap Growth Fund, Series of Managed Portfolio Series
120.Kensington Active Advantage Fund, Series of Managed Portfolio Series
121.Kensington Defender Fund, Series of Managed Portfolio Series
122.Kensington Dynamic Growth Fund, Series of Managed Portfolio Series
123.Kensington Hedged Premium Income ETF, Series of Managed Portfolio Series
124.Kensington Managed Income Fund, Series of Managed Portfolio Series
125.LK Balanced Fund, Series of Managed Portfolio Series
126.Muhlenkamp Fund, Series of Managed Portfolio Series
127.Nuance Concentrated Value Fund, Series of Managed Portfolio Series
128.Nuance Mid Cap Value Fund, Series of Managed Portfolio Series
129.Olstein All Cap Value Fund, Series of Managed Portfolio Series
130.Olstein Strategic Opportunities Fund, Series of Managed Portfolio Series
131.Port Street Quality Growth Fund, Series of Managed Portfolio Series
132.Principal Street High Income Municipal Fund, Series of Managed Portfolio Series
133.Principal Street Short Term Municipal Fund, Series of Managed Portfolio Series
134.Reinhart Genesis PMV Fund, Series of Managed Portfolio Series
135.Reinhart International PMV Fund, Series of Managed Portfolio Series
136.Reinhart Mid Cap PMV Fund, Series of Managed Portfolio Series
137.Tortoise Energy Infrastructure and Income Fund, Series of Managed Portfolio Series
138.Tortoise Energy Infrastructure Total Return Fund, Series of Managed Portfolio Series
139.Tortoise North American Pipeline Fund, Series of Managed Portfolio Series
140.Tremblant Global ETF, Series of Managed Portfolio Series
141.Greenspring Income Opportunities Fund, Series of Manager Directed Portfolios
142.Hood River International Opportunity Fund, Series of Manager Directed Portfolios
143.Hood River New Opportunities Fund, Series of Manager Directed Portfolios
144.Hood River Small-Cap Growth Fund, Series of Manager Directed Portfolios
145.Mar Vista Strategic Growth Fund, Series of Manager Directed Portfolios
146.SanJac Alpha Core Plus Bond ETF, Series of Manager Directed Portfolios
147.SanJac Alpha Low Duration ETF, Series of Manager Directed Portfolios
148.SWP Growth & Income ETF, Series of Manager Directed Portfolios
149.Vert Global Sustainable Real Estate ETF, Series of Manager Directed Portfolios
150.Mason Capital Fund Trust
151.Matrix Advisors Funds Trust
152.Matrix Advisors Value Fund, Inc.
153.Monetta Trust
154.Nicholas Equity Income Fund, Inc.
155.Nicholas Fund, Inc.
156.Nicholas II, Inc.

157.Nicholas Limited Edition, Inc.
158.Oaktree Diversified Income Fund Inc.
159.Permanent Portfolio Family of Funds
160.Perritt Funds, Inc.
161.Procure ETF Trust II
162.Professionally Managed Portfolios
163.Prospector Funds, Inc.
164.Provident Mutual Funds, Inc.
165.Abbey Capital Futures Strategy Fund, Series of The RBB Fund, Inc.
166.Abbey Capital Multi-Asset Fund, Series of The RBB Fund, Inc.
167.Adara Smaller Companies Fund, Series of The RBB Fund, Inc.
168.Aquarius International Fund, Series of The RBB Fund, Inc.
169.Boston Partners All Cap Value Fund, Series of The RBB Fund, Inc.
170.Boston Partners Emerging Markets Dynamic Equity Fund, Series of The RBB Fund, Inc.
171.Boston Partners Global Equity Fund, Series of The RBB Fund, Inc.
172.Boston Partners Global Sustainability Fund, Series of The RBB Fund, Inc.
173.Boston Partners Long/Short Equity Fund, Series of The RBB Fund, Inc.
174.Boston Partners Long/Short Research Fund, Series of The RBB Fund, Inc.
175.Boston Partners Small Cap Value Fund II, Series of The RBB Fund, Inc.
176.Campbell Systematic Macro Fund, Series of The RBB Fund, Inc.
177.F/m 10-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
178.F/m 2-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
179.F/m 3-Year Investment Grade Corporate Bond ETF, Series of The RBB Fund, Inc.
180.F/m Emerald Life Sciences Innovation ETF, Series of The RBB Fund, Inc.
181.F/m Opportunistic Income ETF, Series of The RBB Fund, Inc.
182.Motley Fool 100 Index ETF, Series of The RBB Fund, Inc.
183.Motley Fool Capital Efficiency 100 Index ETF, Series of The RBB Fund, Inc.
184.Motley Fool Global Opportunities ETF, Series of The RBB Fund, Inc.
185.Motley Fool Mid-Cap Growth ETF, Series of The RBB Fund, Inc.
186.Motley Fool Next Index ETF, Series of The RBB Fund, Inc.
187.Motley Fool Small-Cap Growth ETF, Series of The RBB Fund, Inc.
188.Optima Strategic Credit Fund, Series of The RBB Fund, Inc.
189.SGI Dynamic Tactical ETF, Series of The RBB Fund, Inc.
190.SGI Enhanced Core ETF, Series of The RBB Fund, Inc.
191.SGI Enhanced Global Income ETF, Series of The RBB Fund, Inc.
192.SGI Global Equity Fund, Series of The RBB Fund, Inc.
193.SGI Peak Growth Fund, Series of The RBB Fund, Inc.
194.SGI Prudent Growth Fund, Series of The RBB Fund, Inc.
195.SGI Small Cap Core Fund, Series of The RBB Fund, Inc.
196.SGI U.S. Large Cap Core ETF, Series of The RBB Fund, Inc.
197.SGI U.S. Large Cap Equity Fund, Series of The RBB Fund, Inc.
198.SGI U.S. Small Cap Equity Fund, Series of The RBB Fund, Inc.
199.US Treasury 10 Year Note ETF, Series of The RBB Fund, Inc.
200.US Treasury 12 Month Bill ETF, Series of The RBB Fund, Inc.
201.US Treasury 2 Year Note ETF, Series of The RBB Fund, Inc.
202.US Treasury 20 Year Bond ETF, Series of The RBB Fund, Inc.
203.US Treasury 3 Month Bill ETF, Series of The RBB Fund, Inc.
204.US Treasury 3 Year Note ETF, Series of The RBB Fund, Inc.
205.US Treasury 30 Year Bond ETF, Series of The RBB Fund, Inc.
206.US Treasury 5 Year Note ETF, Series of The RBB Fund, Inc.
207.US Treasury 6 Month Bill ETF, Series of The RBB Fund, Inc.
208.US Treasury 7 Year Note ETF, Series of The RBB Fund, Inc.

209.WPG Partners Select Hedged Fund, Series of The RBB Fund, Inc.
210.WPG Partners Select Small Cap Value Fund, Series of The RBB Fund, Inc.
211.WPG Partners Small Cap Value Diversified Fund, Series of The RBB Fund, Inc.
212.The RBB Fund Trust
213.RBC Funds Trust
214.Rockefeller Municipal Opportunities Fund
215.Series Portfolios Trust
216.Thompson IM Funds, Inc.
217.Tortoise Capital Series Trust
218.TrimTabs ETF Trust
219.Bright Rock Mid Cap Growth Fund, Series of Trust for Professional Managers
220.Bright Rock Quality Large Cap Fund, Series of Trust for Professional Managers
221.CrossingBridge Low Duration High Income Fund, Series of Trust for Professional Managers
222.CrossingBridge Nordic High Income Bond Fund, Series of Trust for Professional Managers
223.CrossingBridge Responsible Credit Fund, Series of Trust for Professional Managers
224.CrossingBridge Ultra-Short Duration Fund, Series of Trust for Professional Managers
225.RiverPark Strategic Income Fund, Series of Trust for Professional Managers
226.Dearborn Partners Rising Dividend Fund, Series of Trust for Professional Managers
227.Jensen Global Quality Growth Fund, Series of Trust for Professional Managers
228.Jensen Quality MidCap Fund, Series of Trust for Professional Managers
229.Rockefeller Climate Solutions Fund, Series of Trust for Professional Managers
230.Rockefeller US Small Cap Core Fund, Series of Trust for Professional Managers
231.USQ Core Real Estate Fund
232.Wall Street EWM Funds Trust
233.Wisconsin Capital Funds, Inc.

(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Susan L. LaFond	Three Canal Plaza, Suite 100, Portland ME 04101	Vice President and Chief Compliance Officer and Treasurer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Weston Sommers	Three Canal Plaza, Suite 100, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None
(c)    Not applicable.

Item 33.	Location of Accounts and Records
The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank National Association Custody Operations 1555 North River Center Drive, Suite 302 Milwaukee, WI 53212
Registrant’s Investment Adviser	Patient Capital Management, LLC One South Street, Suite 2550 Baltimore, MD 21202
Registrant’s Distributor	Quasar Distributors, LLC Three Canal Plaza, Suite 100 Portland, ME 04101

Item 34.	Management Services
All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.	Undertakings
Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 66 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Glendora and State of California, on the 4th day of February, 2025.

Advisor Managed Portfolios

By: /s/ Russell B. Simon
Russell B. Simon
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

Russell Emery*	Trustee	February 4, 2025
Russell Emery

Brian S. Ferrie*	Trustee	February 4, 2025
Brian S. Ferrie

Wan-Chong Kung*	Trustee	February 4, 2025
Wan-Chong Kung

Christopher E. Kashmerick*	Trustee	February 4, 2025
Christopher E. Kashmerick

/s/ Russell B. Simon	President and Principal Executive Officer	February 4, 2025
Russell B. Simon

/s/ Eric T. McCormick Eric T. McCormick	Treasurer and Principal Financial Officer (Principal Accounting Officer)	February 4, 2025

*By: /s/ Russell B. Simon		February 4, 2025
Russell B. Simon
Attorney-in-Fact pursuant to Power of Attorney